SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement            [_]   Confidential, for Use of the
[_]   Definitive Proxy Statement                   Commission Only (as permitted
[_]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]   Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                                 METRO-TEL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.

[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


      (2)   Aggregate number of securities to which transaction applies:
            4,720,954

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            $0.95

      (4)   Proposed maximum aggregate value of transaction:
            $4,484,906

      (5)   Total fee paid:
            $896.98

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 METRO-TEL CORP.

                          250 South Milipitas Boulevard
                           Milipitas, California 95035
                                (408) (946-4600)

                              ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------


                                                              October __, 1998


To the Stockholders of
Metro-Tel Corp.

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of METRO-TEL CORP., a Delaware corporation (the "Company"), will be held on November __, 1998 at 10:00 A.M., New York City time, at the offices of Parker Chapin Flattau & Klimpl, LLP, Eighteenth Floor, 1211 Avenue of the Americas (between 47th and 48th Streets), New York, New York, for the purpose of considering and acting upon the following matters:

         (1) To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated as of July 1, 1998, among the Company, Metro-Tel Acquisition Corp., William Steiner, Michael Steiner and Steiner-Atlantic Corp. ("Steiner") pursuant to which a newly formed wholly-owned subsidiary of the Company will be merged with and into Steiner (the "Merger") as a result of which, among other things, Steiner will become a wholly-owned subsidiary of the Company, the stockholders of Steiner will become owners of approximately 69% of the shares of the Company's Common Stock and a majority of the members of the Company's Board of Directors will consist of designees of Steiner.

         (2) To consider and vote upon an amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 6,000,000 shares to 15,000,000 shares (the "Proposed Amendment").

         (3) To consider and vote upon an amendment to the Company's 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares of Common Stock which the Company is authorized to issue thereunder from 250,000 shares to 850,000 shares.

         (4) The election of four directors, each to hold office until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified (or, in the case of Michael Michaelson and Michael Epstein, the consummation of the Merger, if earlier).

         (5) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

                  The amendment of the Company's  Certificate  of  Incorporation and the 1991 Plan are subject to and, would become effective only upon, consummation of the Merger. It is a condition to Steiner's obligation to consummate the Merger that the amendment to Company's Certificate of Incorporation and the 1991 Plan be adopted.

                  The Board of Directors has fixed the close of business on October 2, 1998 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                       By Order of the Board of Directors,

                                                Lloyd Frank
                                                Secretary

The return of your signed proxy as promptly as possible will greatly facilitate arrangements for the meeting. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

                                 METRO-TEL CORP.
                                 PROXY STATEMENT
                                TABLE OF CONTENTS
                                -----------------

                                                                              Page

INTRODUCTION......................................................................1

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS........................2

SUMMARY  .........................................................................3
         General Information......................................................3
                  Date, Time and Place of the Meeting.............................3
                  Purposes of the Meeting.........................................3
                  Record Date.....................................................3
                  Votes Required..................................................3
         Parties to the Merger....................................................4
                  Metro-Tel Corp..................................................4
                  Steiner-Atlantic Corp...........................................4
                  Merger Agreement................................................4
         The Merger...............................................................4
                  General  .......................................................4
                  Shares to be Issued.............................................4
                  Opinion of the Company's Financial Advisor......................4
                  Recommendation of the Company's Board of Directors..............5
                  Risk Factors....................................................5
                  Effective Date..................................................6
                  Management of the Company.......................................6
                  Operations of the Company.......................................6
                  Interests of Certain Directors and Officers of Steiner..........6
                  Dissenter's Rights of Appraisal.................................6
                  Accounting Treatment of the Merger..............................7
                  Certain Federal Income Tax Consequences.........................7
                  NASDAQ Listing of the Company's Common Stock to be Issued in
                           the Merger.............................................7
         Financial Information....................................................7
                  Summary Selected Historical and Pro Forma Combined Financial
                           Data...................................................7
                  Selected Historical Financial Data.............................11
                  Financial Statements...........................................11

VOTING RIGHTS AND PROXY INFORMATION..............................................13
         RISK FACTORS............................................................14
                  Reliance on Key Customers......................................14


                                       -i-



                                 METRO-TEL CORP.
                                 PROXY STATEMENT
                           TABLE OF CONTENTS (cont'd)
                           --------------------------

                                                                              Page
                                                                              ----

                  Fluctuations in Demand for Dry-cleaning and Laundry Equipment..14
                  Reliance on Key Personnel......................................14
                  Highly Competitive Market......................................14
                  Control by Certain Stockholders; Potential for Conflicts of
                           Interest; Difficulty of Consummating Hostile
                           Takeovers.............................................15
                  Borrowing by Steiner...........................................15
                  Dilution ......................................................15
                  Absence of Market Prices of Steiner's Common Stock.............16
                  No Present Intention to Pay Dividends..........................16
                  Possible Delisting of Securities from Nasdaq System; Risks
                           Relating to Low-Priced Stocks.........................16

PROPOSAL NO. 1 - THE MERGER......................................................17
         General Description.....................................................17
         Effective Date Of The Merger............................................17
         Background of Merger....................................................17
                  Negotiations with Steiner......................................17
                  Other Indications of Interest..................................19
                  Opinion of the Company's Financial Advisor.....................19
                  Comparable Company Analysis....................................20
                  Selected Transaction Analysis..................................20
                  Trading History of the Common Stock............................20
                  Reasons for the Merger; Recommendation of the Company's
                           Board of Directors....................................21
         Stockholder Approval....................................................24
         Terms of the Merger Agreement...........................................24
                  The Merger.....................................................24
                  Closing Date...................................................24
                  Certificates of Merger.........................................25
                  Issuance of Shares.............................................25
                  Issuance of Stock Options......................................25
                  Management and Operations of the Company After the Merger......25
                  No Solicitations...............................................27
                  Representations and Warranties.................................27
                  Conduct of Business Prior to Closing...........................27
                  Certain Covenants..............................................28
                  Indemnification................................................28


                                      -ii-



                                 METRO-TEL CORP.
                                 PROXY STATEMENT
                           TABLE OF CONTENTS (cont'd)
                           --------------------------
                                                                              Page
                                                                              ----

                  Conditions Precedent...........................................28
                  Registration Rights............................................30
                  Termination....................................................30
         Absence of Dissenter's Rights of Appraisal for the Company's
                  Stockholders...................................................31
         Additional Effects of the Merger........................................31
                  Accounting Treatment of the Merger.............................31
                  Certain Federal Income Tax Consequences of the Merger..........32
                  NASDAQ Listing of the Company's Common Stock to be Issued in
                           the Merger............................................32
                  Dividend Policy of the Company.................................33
                  Possibility that the Merger Will Not Be Consummated............33
         Selected Historical Financial Data of Steiner-Atlantic Corp.............34
         Selected Historical Financial Data of the Company.......................36
         Selected Pro Forma Combined Condensed Financial Data....................37
         Comparative per Share Data (Unaudited)..................................41

MARKET PRICES OF COMPANY'S COMMON STOCK; DIVIDENDS...............................42

MANAGEMENT'S DISCUSSION AND ANALYSIS OF STEINER'S FINANCIAL CONDITION
         AND RESULTS OF OPERATIONS...............................................43
         Results of Operations...................................................43
                  Comparison of Six Months Ended June 30, 1998 and. June 30,
                           1997..................................................43
                  Comparison of Years Ended December 31, 1997 vs. December 31,
                           1996..................................................43
         Financial Position and Liquidity........................................44

STEINER'S BUSINESS...............................................................46
         Business ...............................................................46
                  General  ......................................................46
                  History  ......................................................46
                  Product Lines..................................................46
                  Business Strategy..............................................46
         Geographical Expansion..................................................47
         Pursue Strategic Acquisitions...........................................47
         Develop and Market Advanced Technology Dry-Cleaning Systems Under the
                  Aero-Tech Brand Name...........................................47

                                      -iii-

                                 METRO-TEL CORP.
                                 PROXY STATEMENT
                           TABLE OF CONTENTS (cont'd)
                           --------------------------
                                                                              Page
                                                                              ----

         Expand Steiner's High Margin Parts Business.............................48
                  Sources of Supply..............................................48
                  Customers and Markets..........................................49
                  Sales, Marketing and Customer Support..........................49
                  Facilities.....................................................50
                  Trademarks.....................................................50
                  Competition....................................................51
                  Environmental Regulations......................................51
                  Product Liability and Insurance................................51
                  Employees......................................................51
                  Weissco Development, Inc.......................................52
         Executive Officers and Directors........................................52

MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMPANY'S
         FINANCIAL CONDITION AND RESULTS OF OPERATIONS...........................53
         Results of Operations...................................................53
                  Comparison of years ended June 30, 1998 vs. June 30, 1997......53
         Financial Position and Liquidity........................................54

THE COMPANY'S BUSINESS...........................................................55
         General.  ..............................................................55
         Product Lines.  ........................................................55
         Methods of Distribution.  ..............................................56
         Competition.  ..........................................................56
         Raw Materials.  ........................................................57
         Patents and Trademarks.  ...............................................57
         Principal Customers.  ..................................................57
         Research and Development.  .............................................57
         Compliance with Environmental and Other Governmental Laws and
                    Regulations.  ...............................................57
         Employees.  ............................................................58
         Foreign and Government Sales.  .........................................58
         Properties.  ...........................................................58

                                      -iv-



                                 METRO-TEL CORP.
                                 PROXY STATEMENT
                           TABLE OF CONTENTS (cont'd)
                           --------------------------
                                                                              Page
                                                                              ----


PROPOSAL NO. 2
         AMENDMENT OF THE COMPANY'S CERTIFICATE OF
         INCORPORATION...........................................................59

PROPOSAL NO. 3
         AMENDMENT OF THE 1991 PLAN..............................................61
         Description of the 1991 Plan............................................61
         New Plan Benefits.......................................................63
         Federal Income Tax Consequences of Participation in the 1991 Plan.......63

PROPOSAL NO. 4 - ELECTION OF DIRECTORS...........................................66
         Meetings of the Board of Directors......................................67
         Executive Officers......................................................68
         Security Ownership of Certain Beneficial Owners and Management..........68
         Executive Compensation..................................................71
         Compensation of Directors...............................................71
         1998 Fiscal Year-End Option Values......................................72

FINANCIAL STATEMENTS.............................................................73

INDEPENDENT ACCOUNTANTS..........................................................73

STOCKHOLDER PROPOSALS............................................................73

OTHER MATTERS....................................................................73

INDEX TO FINANCIAL STATEMENTS....................................................75


Exhibits
--------

A   -    Agreement of Merger.
B   -    Fairness Opinion of Slusser Associates, Inc.
C   -    Proposed Amendment of Certificate of Incorporation of Metro-Tel Corp.

                                 METRO-TEL CORP.
                          250 South Milpitas Boulevard
                           Milpitas, California 95035
                                 (408) 946-4600
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                         Annual Meeting of Stockholders
                          To Be Held November __, 1998
                            ------------------------

                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about _________, 1998, is furnished in connection with the solicitation by the Board of Directors of Metro-Tel Corp., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on _________, November __, 1998, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors and in favor of each of the other matters proposed in this Proxy Statement by the Board of Directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 250 South Milpitas Boulevard, Milpitas, California 95035, Attention:
Lloyd Frank, Secretary, (ii) by submitting a later dated proxy, or (iii) by voting in person, at the Meeting.

         At the Meeting, the holders of shares of Common Stock of the Company will be asked to consider and vote upon (i) a proposal to approve and adopt an Agreement and Plan of Merger, dated as of July 1, 1998 ( the "Merger Agreement"), pursuant to which, upon the terms and conditions set forth in the Merger Agreement, a newly formed wholly-owned subsidiary of the Company will be merged with and into Steiner-Atlantic Corp. ("Steiner"), Steiner will become a wholly-owned subsidiary of the Company, the stockholders of Steiner will become owners of approximately 4,720,954 shares of Common Stock of the Company (representing approximately 69% of the outstanding shares of Common Stock of the Company ) immediately following the Merger and a majority of the members of the Company's Board of Directors will consist of designees of Steiner. In addition, 100,000 (1% of the outstanding) shares of the Company's Common Stock would be issued to the Company's investment bankers. The 2,054,046 shares of the Company's Common Stock that are currently outstanding would remain outstanding upon consummation of the Merger and would represent, in the aggregate, approximately 30% of the Company's Common Stock outstanding upon consummation of the Merger. Steiner's shareholders may receive additional shares of the Company's Common Stock and current employees of Steiner, other than Steiner's shareholders, would be granted options to purchase shares of the Company's Common Stock, depending on the market value of the Company's Common Stock on the date of consummation of the Merger not to aggregate more than 500,000 shares of the Company's Common Stock. (See "THE MERGER Terms of the Merger Agreement - The Merger; Issuance of Shares; Issuance of Stock Options");
(ii) a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 6,000,000 shares to 15,000,000 shares; (iii) a proposal to amend the Company's 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares of Common Stock which the Company is authorized to issue pursuant to the 1991 Plan from 250,000 shares to 850,000 shares; (iv) the election of four directors to serve until the Company's next Annual Meeting of Stockholders or until his respective successor is elected and qualified (or, in the case of Michael Michaelson and Michael Epstein the consummation of the Merger, if earlier).

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         The information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. When used herein, the words "believes," "expects," "may," "will," "should," "seeks," "anticipates," "estimate," "project," "intends" and similar expressions are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company's future plans of operations, business strategy, operating results and financial position. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and significant uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors. Certain of those factors are described under the heading "Risk Factors."

                                     SUMMARY

         Certain significant matters discussed in the Proxy Statement are summarized below. This Summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing in this Proxy Statement, including the financial statements and copies of the Merger Agreement, Proposed Amendment and Fairness Opinion (as defined herein).
 Stockholders are urged to review carefully the entire Proxy Statement (including such financial statements and other documents).

General Information

         Date, Time and Place of the Meeting. The Annual Meeting of Stockholders of the Company is to be held on _________ November ___, 1998, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York at 10:00 A.M., New York City Time (the "Meeting"). See "VOTING RIGHTS AND PROXY INFORMATION."

         Purposes of the Meeting. The purposes of the Meeting are to: consider and vote upon (i) a proposal to approve and adopt the Merger Agreement; (ii) a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 6,000,000 shares to 15,000,000 shares; (iii) a proposal to amend the 1991 Plan to increase the number of shares of Common Stock which the Company is authorized to issue from 250,000 shares to 850,000 shares; (iv) the election of four directors, each to hold office until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified (or, in the case of Michael Michaelson and Michael Epstein, the consummation of the Merger, if earlier); and other business which may properly come before the Meeting. See "VOTING RIGHTS AND PROXY INFORMATION."

         Record Date. The Board of Directors has fixed the close of business on October 2, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, 2,054,046 shares of the Company's Common Stock were outstanding. See "VOTING RIGHTS AND PROXY INFORMATION."

         Votes Required. The affirmative vote of a majority of the shares of the Company's Common Stock outstanding on the Record Date is required to approve and adopt the Merger Agreement and the amendment of the Company's Certificate of Incorporation. The affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to amend the 1991 Plan. A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote is required with respect to the election of directors. See "VOTING RIGHTS AND PROXY INFORMATION."

         Proposal 1: Approval and Adoption of the Agreement and Plan of Merger

Parties to the Merger

         Metro-Tel Corp. The Company is a manufacturer and seller of telephone test and customer premise equipment utilized by telephone and telephone interconnect companies in the installation and maintenance of telephone equipment. See "THE COMPANY'S BUSINESS - General."

         Steiner-Atlantic Corp. Steiner is a supplier of dry cleaning equipment, industrial laundry equipment and steam boilers, offering over 30 lines of commercial systems to customers in South Florida, the Caribbean and Central and South American markets. See "THE MERGER - Steiner's Business."

         Merger Agreement. On July 6, 1998, the Company and Steiner signed the Merger Agreement dated as of July 1, 1998, pursuant to which a wholly-owned subsidiary of the Company would be merged with and into Steiner. A copy of the Merger Agreement is attached to this Proxy Statement as Exhibit A. See "THE MERGER."


The Merger

         General. The Merger Agreement provides for a wholly-owned subsidiary of the Company to be merged with and into Steiner, with Steiner being the surviving corporation of the Merger and therefore becoming a wholly-owned subsidiary of the Company. See "THE MERGER - General."

         Shares to be Issued. Each share of the Company's Common Stock outstanding prior to the consummation of the Merger will remain outstanding following the consummation of the Merger. Each share of Steiner's Common Stock outstanding prior to the consummation of the Merger will be converted into
13.90561 shares of the Company's Common Stock. Steiner's shareholders will also receive additional shares of the Company's Common Stock depending on the number of shares of the Company's Common Stock to be subject to options granted to key employees of Steiner on the date of consummation of the Merger. Assuming no additional shares are issued, upon consummation of the Merger, the holders of the Company's Common Stock immediately prior to the Merger would own 2,054,046 shares or approximately 30% of the Company's Common Stock to be outstanding immediately following the Merger and the holders of Steiner's Common Stock immediately prior to the Merger would own at least 4,720,954 shares, or approximately 69%, of the Company's Common Stock. See "THE MERGER - Background of the Proposed Merger - Negotiations with Steiner and "THE MERGER - Terms of the Merger Agreement - The Merger; Shares Issued."

         Opinion of the Company's Financial Advisor. Slusser Associates, Inc. ("Slusser") is acting as the Company's financial advisor in connection with the Merger and has rendered an opinion to the Company's Board of Directors that, as of June 25, 1998, the date the Board of Directors authorized the Company to enter into the Merger Agreement, and as of the date of this Proxy Statement, the consideration to be paid by the Company in connection with the Merger was fair to the Company and its shareholders from a financial point of view (the "Fairness Opinion"). The full text of Slusser's Fairness Opinion is set forth as Exhibit B to this Proxy Statement. Slusser will receive reasonable out-of-pocket expenses and, upon the completion of the Merger, Slusser will receive a fee of
(i) $100,000 and (ii) 100,000 shares of the Company's Common Stock. See "THE MERGER - Opinion of Financial Advisor".

         Recommendation of the Company's Board of Directors. The Company's Board of Directors believes the Merger is in the best interests of the Company and its stockholders and has unanimously approved the Merger Agreement and the consummation of the transactions contemplated thereby. The Board unanimously recommends that its stockholders approve and adopt the Merger Agreement, as well as the related amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue and the related amendment to the 1991 Plan which increases the number of shares subject to the 1991 Plan. The Board of Directors' recommendation is based upon a number of factors discussed in this Proxy Statement, including the
Board's determination that the Merger is fair to the Company and its stockholders from a financial point of view, and the Board's belief that the best way to maximize the prospects of enhancing shareholder value over the long-term is to merge the Company with another entity that is profitable and would benefit from the Company's existing business, its standing as a public company and the existing trading market on the NASDAQ for the Company's Common Stock. The Company's Board believes that Steiner meets these criteria. See "THE MERGER - Background of the Proposed Merger - Recommendation of the Company's Board of Directors; Reasons for the Merger."

         Risk Factors. By voting in favor of the Merger, the Company's stockholders will, in effect, be approving a transaction which will alter the investment of the Company's stockholders to an investment in the combined assets and operations of Steiner and the Company. Such investment will, therefore, be subject to the risks of an investment in Steiner, as well as in the Company. These risks include, among other things, Steiner's dependence upon Michael S. Steiner, Steiner's Chief Executive Officer, and other members of the management group for its continuing success, the fact that Michael S. Steiner, and his father William K. Steiner, will control a majority of the Company's Common Stock subsequent to the Effective Time (as hereinafter defined), which provides Messrs. Michael S. Steiner and William K. Steiner, if they act together, the ability to elect the entire Board of Directors, approve or disapprove most actions requiring stockholder approval, including amendments to the certificate of incorporation and bylaws of the Company, certain mergers or similar transactions, sales of all or substantially all of the Company's assets and "going private" transactions, and the power to prevent or cause a change in control of the Company. In addition, after the Merger, Steiner intends to refinance its indebtedness by borrowing $2,400,000 from a bank, to be guaranteed by the Company and collateralized by a first security interest in the assets of the Company, as well as Steiner, which will be used to fund future cash distributions to Steiner's shareholders prior to completion of the Merger. The Merger will also cause a dilution in tangible net book value per share of the Company's Common Stock (based upon certain assumptions) from $1.00 per share to $.55 per share. For a more detailed discussion of these and other factors which should be considered by the Company's stockholders in determining whether to approve and adopt the Merger Agreement, see "THE MERGER - Risk Factors."

         Effective Date. The Merger will become effective (the "Effective Date") upon the filing of Articles of Merger and Plan of Merger ("Certificates of Merger") with the Department of State of the State of Florida. The Merger Agreement provides that the Certificates of Merger will be filed on a mutually agreed-upon date within five business days of the date on which all of the conditions precedent to the Merger have been either satisfied or waived. It is anticipated that the Effective Date will be on or as soon after the date of the Meeting as is practicable. See "THE MERGER - Terms of the Merger Agreement - The Effective Date."

         Management of the Company. Upon consummation of the Merger, the Board of Directors of each of the Company and Steiner will consist of two designees of the Company (Messrs. Venerando J. Indelicato and Lloyd Frank) and four designees of Steiner, including Michael S. Steiner, Steiner's President and Chief Executive Officer, William K. Steiner, the Chairman of Steiner's Board of Directors, and two independent directors, _____ and _____, who were selected by Michael S. Steiner and William K. Steiner. William K. Steiner will be the Chairman of the Board of Directors of each of the Company and Steiner, Michael
S. Steiner will be the President and Chief Executive Officer of each of the Company and Steiner, and Mr. Indelicato, who is currently the President and Treasurer of the Company, will be the Chief Financial Officer of each of the Company and Steiner. All of the other current officers of the Company and Steiner will maintain their offices. See "THE MERGER - Terms of the Merger Agreement - Management and Operations of the Company After the Merger."

         Operations of the Company. From and after the Effective Time, the Company and Steiner will continue to operate their respective present businesses as they are presently constituted. See "THE MERGER - Management and Operations of the Company After the Merger."

         Interests of Certain Directors and Officers of Steiner. Steiner is wholly-owned by Michael S. Steiner and William K. Steiner, each of whom, when the Merger is consummated, will receive approximately 2,360,477 shares of the Company's Common Stock for his Steiner Common Stock, and each of whom will then own approximately 35% of the issued and outstanding shares of the Company's Common Stock. Pursuant to the Merger Agreement, Messrs. Michael S. Steiner and William K. Steiner have certain rights to cause the Company to register the shares of the Company's Common Stock they will be receiving under the Securities Act of 1933, as amended, for potential resale. William K. Steiner owns and leases to Steiner and following the consummation of the Merger will continue to own and lease to the Company the facilities in which Steiner's executive offices and main distribution center are housed. See "THE MERGER - Steiner's Business-Executive Officers and Directors; Business - Facilities; Terms of the Merger Agreement - Registration Rights."

         Dissenter's Rights of Appraisal. Under the Delaware General Corporation Law (the "DGCL"), holders of the Company's Common Stock will not be entitled to rights of appraisal in connection with the Merger. The holders of Steiner's shares have executed the Merger Agreement in which they agreed to vote their shares of Common Stock in Steiner in favor of the Merger and, accordingly, will not have appraisal rights. See "THE MERGER - Absence of Dissenter's Rights of Appraisal for the Company's Stockholders."

         Accounting Treatment of the Merger. The Merger will, for accounting purposes, be treated as a reverse acquisition, with Steiner being deemed to be the acquiring party and the Company being deemed to be the acquired party. The Merger will be accounted for using the purchase method of accounting. See "THE MERGER - Additional Effects of the Merger - Accounting Treatment of the Merger."

         Certain Federal Income Tax Consequences. The Company has received an opinion from counsel to the effect that the Merger will not constitute a taxable event for federal income tax purposes for either the Company or its stockholders. For a discussion of the federal income tax consequences of the Merger to the Company and its stockholders, see "THE MERGER - Additional Effects of the Merger - Certain Federal Income Tax Consequences of the Merger."

         NASDAQ Listing of the Company's Common Stock to be Issued in the Merger. The Company has filed an application for the listing with the NASDAQ of the Company's Common Stock to be issued upon the consummation of the Merger, as well as the additional shares to be subject to the 1991 Plan and intends to cause such application to be approved by the NASDAQ prior to the Effective Date. See "THE MERGER - Additional Effects of the Merger - NASDAQ Listing of the Company's Common Stock to be Issued in the Merger."


Financial Information

         Summary Selected Historical and Pro Forma Combined Financial Data. The following tables set forth summary selected historical financial data for each of the Company and Steiner, and pro forma combined financial data giving effect to the proposed Merger. The summary selected historical financial data for the Company as of June 30, 1997 and 1998 and for the years then ended and for Steiner as of December 31, 1997 and June 30, 1998 and for the years ended December 31, 1996 and 1997 and for the six month periods ended June 30, 1997 and 1998, has been obtained from the financial statements of the Company and Steiner, respectively, appearing elsewhere in this Proxy Statement. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at January 1, 1997 and at June 30, 1998, nor is it necessarily indicative of future operating results or financial position. See the notes to "THE MERGER - Selected Pro Forma Combined Condensed Financial Data." THIS DATA SHOULD BE READ IN CONJUNCTION WITH THE MORE COMPLETE FINANCIAL INFORMATION AND THE NOTES THERETO CONTAINED HEREIN.




                        Pro Forma Combined Financial Data



                                             Fiscal Year Ended December 31,            Six Months Ended June 30,
                                                -----------------------------------   -------------------------------------

                                                        1997                                     1998
                                                 -------------------                      ------------------
Operating Data (Pro Forma):

Net sales                                              $18,242,562                              $9,833,468

Cost of goods sold                                      13,035,080                               7,124,910
                                                        ----------                               ---------
Gross Profit                                             5,207,482                               2,708,558

Selling, general and administrative
expenses                                                 3,951,873                               1,970,190

Research and development                                   218,155                                  96,660

Interest expense                                           223,106                                  95,799

Interest and other income                                  304,906                                 285,289
                                                           -------                                 -------

Income before income taxes                               1,119,254                                 831,198

Provision for income taxes                                 429,063                                 313,887
                                                           -------                                 -------

Net income                                                $690,191                                $517,311

Per Share Data:
Weighted average shares outstanding:
Basic                                                    6,872,222                               6,875,000
Diluted                                                  6,895,622                               6,923,600
Basic earning per share                                       $.10                                    $.08
Diluted earnings per share                                    $.07                                    $.07


                                                                                             June 30,1998
                                                                                         ---------------------
Balance Sheet Data (Pro Forma):

Working capital                                                                                $ 4,758,240
Total assets                                                                                     8,326,402
Long-term debt                                                                                   1,529,033
Stockholders' equity                                                                             4,086,258

                   Summary Selected Historical Financial Data



                                 Metro-Tel Corp.




                                                          Fiscal Year Ended June 30,
                                       ----------------------------------------------------------------

                                                 1997                                 1998
                                       ------------------------          ------------------------------
Operating Data
(Historical):

Net sales                                    $3,882,818                              $3,839,077

Operating income (loss)                          18,867                                 509,851


Interest and other income                       (6,254)                                 (10,181)

Provision for income taxes                       13,000                                (150,000)

Net income (loss)                             $  12,121                              $ (349,670)

Per Share Data:

Basic and diluted                                  $.01                                  $(.17)
earnings (loss) per share
Weighted average shares                       2,025,711                               2,054,046
   outstanding


Balance Sheet Data (Historical):
                                           June 30,1997                                June 30,1998
                                      ---------------------                        --------------------

Working Capital                             $ 2,225,056                             $ 1,761,305
Total Assets                                  3,554,676                               3,532,215
Stockholders' equity                          3,163,625                               2,813,955


                   Summary Selected Historical Financial Data


                             Steiner-Atlantic Corp.



                                            Fiscal Year Ended December 31,              Six Months Ended June 30,
                                        --------------------------------------    --------------------------------------

                                               1996                1997                 1997                 1998
                                        ------------------   -----------------    -----------------    -----------------
Operating Data (Historical):

Total Revenues                                 $14,015,717         $14,249,441           $6,584,160           $7,834,709

Operating Income                                   664,331             430,907              359,243              450,312

Interest income                                    138,426             100,158               55,591               40,390
Management fee income                              145,000              40,000                    -              150,000
Interest expense                                  (83,543)            (80,940)             (35,740)             (26,509)

Net income                                        $864,214            $510,125             $379,094             $614,193

Pro forma amounts:

Net Income before income
   taxes                                           864,214             510,125              379,094              614,193
Provision for income taxes1                        329,935             195,555              144,722              231,939

Pro forma net income                              $534,279            $314,570              234,372              382,254

Per Share Data:

Pro forma net income                               534,279             314,570              234,372              382,254

Weighted average shares
   outstanding                                     339,500             339,500              339,500              339,500

Basic and diluted earnings per                       $1.57                $.93                 $.69                $1.13
   share



                                    December 31,1997          June 30,1998
                                  ---------------------   ---------------------
Balance Sheet Data (Historical):

Working Capital                       $3,392,059              $2,034,879
Total Assets                           5,626,588               5,140,584

Long-term debt                           316,613                 216,613
Shareholders' equity                   3,436,662               2,113,378


         Selected Historical Financial Data. See "SELECTED HISTORICAL FINANCIAL DATA" for a summary of certain financial information of each of the Company and Steiner, which consists of certain historical data.

         Financial Statements. See "FINANCIAL STATEMENTS" for a description of certain financial statements of both the Company and Steiner annexed hereto.

--------
1 The pro forma provision for income taxes have been completed as if Steiner - Atlantic Corp. were a C corporation for tax purposes.

        Proposal 2: Amendment to Certificate of Incorporation to Increase
                            Authorized Common Stock

         In order to have a sufficent number of shares of its Common Stock authorized and available for issuance to complete the Merger in accordance with its terms, the Company has agreed to amend its Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 6,000,000 to 15,000,000. The text of the proposed amended section of the Company's Certificate of Incorporation attached to this Proxy Statement in the form of Exhibit C (the "Proposed Amendment"). The adoption of the amendment to the Company's Certificate of Incorporation is a condition precedent to Steiner's obligation to consummate the Merger and the Board of Directors recommends a vote "FOR" approval of the amendment to the Company's Certificate of Incorporation. The amendment of the Company's Certificate of Incorporation is subject to, and would become effective only upon, consummation of the Merger. It is a condition to Steiner's obligation to consummate the Merger that the amendment to Company's Certificate of Incorporation be adopted. See "PROPOSAL NO. 2 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION."

         Proposal 3:       Amendment of the 1991 Plan

         The Company's Board of Directors has approved an amendment to the Company's 1991 Stock Option Plan (the "1991 Plan"), in order to increase the number of stock options that a stock option committee would be allowed to grant from 250,000 to 850,000, so that , pursuant to the Merger Agreement, stock options may be granted to current employees of Steiner, other than Steiner's shareholders, to purchase up to 500,000 shares of the Company's Common Stock at an exercise price equal to the greater of the fair market value per share on the Closing Date or $1.00 per share. The adoption of the amendment to the 1991 Plan by the Company's stockholders is a condition precedent to Steiner's obligation to consummate the Merger, and the Board of Directors recommends a vote "FOR" approval of the amendment to the 1991 Plan. The amendment of the 1991 Plan is subject to, and would become effective only upon, consummation of the Merger. It is a condition to Steiner's obligation to consummate the Merger that the amendment to the 1991 Plan be adopted. See "PROPOSAL NO. 3 - AMENDMENT OF THE 1991 PLAN."

         Proposal 4:       Election of Directors

         Stockholders will be asked to elect four directors to serve until the Company's next Annual Meeting of Stockholders and until their successors are elected and qualified (or, in the case of Michael Michaelson and Michael Epstein, the consummation of the Merger, if earlier). Michael Epstein, Lloyd Frank, Venerando J. Indelicato and Michael Michaelson are the Board's nominees for director. See "Proposal 4 -- Election of Directors."

                                 ---------------

                       VOTING RIGHTS AND PROXY INFORMATION

         Proxies in the accompanying form are solicited on behalf of and at the direction of the Board of Directors, with respect to each matter, each stockholder is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common stock held of record on the Record Date. The affirmative vote of a majority of the Common Stock outstanding will be required to approve and adopt the Merger Agreement and Proposed Amendment. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting will be required to amend the 1991 Plan. A plurality of the votes of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required with respect to the election of directors. Abstentions are considered as shares entitled to vote and, therefore, are effectively votes against the Merger Agreement, Proposed Amendment and amendment to the 1991 Plan. Broker nonvotes with respect to any matter are not considered as shares entitled to vote. However, because an affirmative vote of a majority of the outstanding Common Stock is required to approve and adopt the Merger Agreement and Proposed
Amendment, broker nonvotes will have the same effect as a vote "against" the Merger Agreement and Proposed Amendment. Broker nonvotes will have no effect on the outcome of the amendment of the 1991 Plan or on the election of directors.

         If any other matters are properly presented at the Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Meeting may be adjourned, and additional proxies solicited, if at the time of the Meeting the votes necessary to approve and adopt the Merger Agreement, the Proposed Amendment and amend the 1991 Plan have not been obtained. Any adjournment of the Meeting would require the affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock represented at the Meeting (regardless of whether such shares constituted a quorum).

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors and in favor of each of the other matters proposed in this Proxy Statement by the Board of Directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 250 South Milpitas Boulevard, Milpitas, California 95035, Attention:
Lloyd Frank, Secretary, (ii) by submitting a later dated proxy, or (iii) by voting in person, at the Meeting.

                                  RISK FACTORS

         After giving effect to the Merger, the Company's stockholders will hold approximately 30% of the issued and outstanding Company's Common Stock. See "-- Terms of the Merger Agreement The Merger; Issuance of Shares." By voting in favor of the Merger the Company's stockholders will in effect be approving a transaction which will alter the investment of the Company's stockholders to an investment in the combined assets of Steiner and the Company. The Company, therefore, believes that it is important that its stockholders recognize that their existing investment in the Company will, if the Merger is consummated, also be subject to the following principal risks relating to the business of Steiner. The considerations set forth below should be read in conjunction with the full discussion of Steiner's business and results of operations set forth elsewhere herein. See "-- STEINER'S BUSINESS," "SELECTED HISTORICAL FINANCIAL DATA OF STEINER-ATLANTIC CORP.," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF STEINER'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS," "SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMPANY'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS."

         Reliance on Key Customers. Although during the twelve month period ended June 30, 1998, no customer of Steiner accounted for more than 10% of Steiner's gross revenues, the Company's continued success will be dependent upon its ability to maintain Steiner's existing customers and obtain new customers. No assurances can be given that the Company will maintain its existing customers' base or that it will be able to attract new customers. The loss of one or more of Steiner's large customers or a significant reduction in business from such customers could have a material adverse effect on the Company. See "-- Steiner's Business - Business - Customers and Markets."

         Fluctuations in Demand for Dry-cleaning and Laundry Equipment. Demand for the dry cleaning and laundry equipment sold by Steiner can be affected by a number of factors outside Steiner's control. These include, among others, (i) changes in environmental laws and regulations by governmental entities; (ii) changes in textile fabrics and clothing that would require less professional dry cleaning services; and (iii) an economic downturn or recession that reduces employment or consumer income. As a result of such factors, the amount of dry cleaning and laundry equipment sold by Steiner is likely to vary from year to year, and these variations can contribute to fluctuations in the Company's consolidated operating results from period to period.

         Reliance on Key Personnel. Steiner is heavily dependent on the efforts of Michael S. Steiner and other management personnel. The loss of the services of one or more of these individuals could have a material adverse effect on the Company. See "-- Steiner's Business - Executive Officers and Directors."

         Highly Competitive Market. The laundry and dry cleaning equipment distribution business is highly competitive and fragmented with over 100 full-line and partial-line equipment distributors within the United States. Steiner's management believes that all such distributors are independently owned and, with the exception of several regional distributors, operate primarily in local markets.

In South Florida, Steiner's primary competition is derived from two full-line distributors which operate out of the Miami area. In the export market, Steiner primarily competes with a wholesale distributor located in the Northeast, Steiner anticipates increased competition from other distributors, as the export market grows. Competition is based on price, product quality, delivery and support services provided by the distributor to the customer. Steiner believes that it competes principally by offering an extensive product selection, value-added services such as product inspection and quality assurance, toll-free customer support line, reliability, warehouse location, price and, with the Aero- Tech line, offers special features and exclusivity. As Steiner expands the sale of its Aero-Tech line to its distributors, it will compete with over a dozen manufacturers of dry cleaning equipment whose products are distributed nationally. Although Steiner believes that no single competitor offers a comparable combination of products and services, there can be no assurance that other companies, some with greater financial resources than Steiner, will not attempt to offer a range of products and services similar to those offered by Steiner, or otherwise compete more effectively in the laundry and dry cleaning equipment industry.

         Control by Certain Stockholders; Potential for Conflicts of Interest; Difficulty of Consummating Hostile Takeovers. After the Merger, approximately 69% of the outstanding shares of the Company's Common Stock will be beneficially owned by Michael S. Steiner and William K. Steiner. See "-- Steiner's Business - Executive Officers and Directors." As a result, such persons, if they act together, generally will be able to elect all directors, and will have the power to approve or disapprove most actions requiring stockholder approval, including amendments to the certificate of incorporation and by-laws of the Company, certain mergers or similar transactions, sales of all or substantially all of the Company's assets and "going private" transactions, and the power to prevent or cause a change in control of the Company. In the future, these situations could make the acquisition of control of the Company and the removal of then existing management more difficult.


         Borrowing by Steiner. The Company presently has no outstanding borrowings and its assets are unencumbered. Steiner presently has approximately $1,416,000 in debt. After the Merger, Steiner intends to refinance and increase its indebtedness by approximately $1,000,000 by borrowing $2,400,000 from a bank to fund a cash distribution to shareholders prior to the Merger. The bank loan will be guaranteed by the Company and collateralized by a first security interest in the assets of Steiner and the Company. The bank loan is contingent, among other things, on a satisfactory review of current interim financial statements of Steiner and the Company, satisfactory credit and trade references on the Company and renewal of Steiner's existing line of credit, as to which, personal guarantees of William K. Steiner and Michael S. Steiner are to be released. The bank loan will contain financial covenants with respect to debt service coverage and leverage.

         Dilution. The tangible net book value per share of the Company's Common Stock as of June 30, 1998 was approximately $1.00 per share. The tangible net book value per share of Steiner's Common Stock as of June 30, 1998 was approximately $.45 per share (after giving effect to the exchange of all of Steiner's Common Stock for 4,720,954 shares of the Company's Common Stock upon the consummation of the Merger). After giving effect to the pro forma adjustments and
                                      -15-
assuming no other changes in the Company's or Steiner's tangible net book value since June 30, 1998, and that 4,720,954 shares of the Company's Common Stock are issued to Steiner's shareholders upon the consummation of the Merger, the tangible net book value per share of the Company's Common Stock would be approximately $.55 per share, resulting in an immediate decrease in tangible net book value per share of approximately $.45 for the Company's shareholders and an immediate increase in tangible net book value per share of approximately $.10 for Steiner's shareholders.

         Absence of Market Prices of Steiner's Common Stock. Prior to the Merger, there has been a limited trading market for the Common Stock and Steiner's Common Stock has never been publicly traded. There can therefore be no assurances as to what the market price of the Company's Common Stock might be upon consummation of the Merger.

         No Present Intention to Pay Dividends. It is not the intention of the Company, to pay dividends in the immediate future. Rather, it is anticipated that earnings will, for some period of time, be retained to help finance the accelerated growth of the Company and its business. See "-- Additional Effects of the Merger - Dividend Policy of the Company."

         Possible Delisting of Securities from Nasdaq System; Risks Relating to Low-Priced Stocks. The Company's Common Stock is listed on the Nasdaq SmallCap Market. In order to continue to be listed on Nasdaq, however, the Company must maintain $2,000,000 in total assets, a $250,000 market value of the public float and $1,000,000 in total capital and surplus. In addition, continued inclusion requires two market makers and a minimum bid price of $1.00 per share; provided, however, that if the Company falls below such minimum bid price, it will remain eligible for continued inclusion on Nasdaq if the market value of the public float is at least $1,000,000 and the Company has $2,000,000 in capital and surplus. The failure to meet these maintenance criteria in the future may result in the delisting of the Company's securities from Nasdaq, and trading, if any, in the Company's securities would thereafter be conducted in the non-Nasdaq over-the-counter market. As a result of such delisting, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities.

                           PROPOSAL NO. 1 - THE MERGER




         The description of the Merger Agreement contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement a copy of which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference.. All shareholders are urged to carefully read the Merger Agreement, as well as the other Exhibits, in their entirety.

General Description

         The Merger Agreement provides for a business combination between the Company and Steiner in which a wholly-owned subsidiary of the Company would be merged into Steiner and the holders of Steiner's stock would receive shares of the Company's Common Stock in a transaction intended to qualify as a tax-free reorganization for federal income tax purposes. As a result of the Merger, Steiner would become a wholly-owned subsidiary of the Company.

Effective Date Of The Merger

         The Merger will become effective upon the filing of Articles of Merger and Plan of Merger, in the form attached as Appendix 1 to the Merger Agreement (the "Certificates of Merger"), with the Department of State of the State of Florida (the "Effective Date"). The Certificates of Merger will be filed as promptly as practicable after the approval by the Company's stockholders has been obtained and all other conditions to the Merger have been satisfied or waived. It is presently expected that the Merger will be consummated on or about November [ ], 1998, or as soon thereafter as such conditions are satisfied.

Background of Merger

         Negotiations with Steiner. Between January 1997 and July 1997, the Company on its own pursued the competitive advantages and increased shareholder value that could be obtained by means of a strategic combination with another business entity. In July 1997, the Company retained Slusser Associates, Inc. ("Slusser"), as the Company's financial advisor to contact potential merger partners and others to ascertain their possible interest in a transaction with the Company. Over 30 parties were contacted by Slusser, including telephone test equipment manufacturers, financial buyers, and foreign entities during the period beginning October 1997 and ending in May 1998.

         In late November 1997, Slusser suggested to Venerando J. Indelicato, the Company's president, that Steiner might be an attractive merger partner for the Company. During December 1997, various discussions of a possible business combination with Steiner were held between Mr. Indelicato and representatives of Slusser. On December 4, 1997, an initial meeting was held at the offices of Steiner in Miami, Florida among William K. Steiner, Chairman, Michael S. Steiner, President of Steiner, Mr. Indelicato and a representative of Slusser to explore a potential business combination. On December 22, 1997, a further meeting was held at the offices of the Company in Milpitas, California between William K. Steiner, Richard Wildman, Executive Vice President of the Company, and a representative of Slusser to review the business of the Company and how the Company and Steiner might work together.

         On January 10, 1998, Mr. Indelicato and two representatives of Slusser met in Miami, Florida with Messrs. William K. Steiner and Mr. Michael S. Steiner, to discuss a possible business combination. General terms of a business combination were discussed, but no firm agreement was reached.

         Subsequent to the January 10, 1998 meeting, Mr. Indelicato, Mr. Wildman and representatives of Slusser met with representatives of other potential merger partners to explore if such companies were interested in considering a transaction with the Company.

         On May 12, 1998, Mr. Indelicato and two representatives of Slusser met with Messrs. William K. Steiner and Michael S. Steiner in Steiner's offices in Miami, Florida to discuss a possible business combination. Both parties indicated that any transaction would be subject to due diligence and the approval of the Board of Directors of each company and various regulatory agencies.

         During the meeting on May 12, 1998, Mr. Indelicato communicated to Steiner an indication of interest by which Steiner shareholders would receive as consideration approximately 4,700,000 shares of the Company, and the employees of Steiner, other than Michael and William Steiner, would be granted incentive stock options under the 1991 Plan pursuant to which they would be entitled to purchase approximately 500,000 shares of the Company, as a result of which the Steiner shareholders would own approximately 70% of the Company.

         On Tuesday, May 12, 1998, a Memorandum of Intent was signed between the Company and Steiner, and, on Friday, May 15, 1998, a public announcement was made concerning the proposed transaction.

         Between May 12, 1998 and July 1, 1998 the parties and their respective counsel conducted diligence and negotiated the terms of the Merger Agreement. During that period the Company's auditors reviewed Steiner's accounts, work papers and audit procedures.

         On May 27, 1998 and May 28, 1998 Mr. Indelicato met with Messrs. William K. Steiner and Michael S. Steiner at Steiner's offices in Miami, Florida to conduct due diligence with respect to Steiner and on May 28, 1998 counsel to the Company also met with Messrs. William K. Steiner and Michael S. Steiner at Steiner's offices to conduct due diligence and examine documents with respect to Steiner.

         On June 25, 1998, the Company's Board of Directors met in New York City to discuss the transaction with Steiner. The Company's Board determined that the transaction with Steiner was in the best interest of the Company's shareholders, and authorized the Company's officers to enter into the Merger Agreement.

         On July 6, 1998, the Company and Steiner entered into the Merger Agreement as of July 1, 1998 and the Company issued a press release stating that it had signed the Merger Agreement with Steiner.

         Other Indications of Interest. The Company has received two other indications of interest to acquire the assets of the Company or its business for $3 million or less subject to due diligence and other matters. At meetings of the Company's Board of Directors on June 25, 1998 and August 13, 1998, the Company's Board of Directors concluded, based in part on advice from Slusser, that the merger with Steiner was more advantageous to the Company's shareholders than the sale of the Company pursuant to the other indications of interest.

         Opinion of the Company's Financial Advisor. On June 25, 1998, the Company's Board of Directors received an oral opinion, which was followed by a written opinion dated August 12, 1998, from Slusser that, as of such dates, the consideration to be paid by the Company in connection with the Merger was fair to the Company and its shareholders from a financial point of view. Slusser has confirmed its written opinion as of the date of this Proxy Statement.

         THE FULL TEXT OF SLUSSER'S OPINION DATED THE DATE OF THIS PROXY STATEMENT IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY. SLUSSER'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO BE PAID BY THE COMPANY IN CONNECTION WITH THE MERGER FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY OF THE COMPANY'S SHAREHOLDERS AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE MEETING. THE SUMMARY OF SLUSSER'S OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In rendering  its opinion,  Slusser (i) reviewed the Merger  Agreement;
(ii) reviewed certain publicly available business and financial information relating to Steiner and the Company; (iii) reviewed certain other information, including financial projections provided to Slusser by Steiner and the Company and prepared by Steiner and the Company in the ordinary course of their respective businesses; and (iv) met with management teams of both Steiner and the Company to discuss the businesses of Steiner and the Company. Slusser also considered certain financial and stock market data regarding Steiner and the Company and compared that data with similar data for other publicly held companies in businesses similar to those of Steiner and the Company. In addition, Slusser considered the financial terms of certain other business combinations that had recently been effected or proposed. Slusser participated in discussions with Steiner and the Company's management regarding the strategic aspects of the Merger and considered such other information, financial studies, analyses and investigations and financial, economic and market data as it deemed relevant.

         In connection with its review, Slusser did not independently verify any of the foregoing information and relied on such information as being complete and accurate in all material respects. With respect to the financial projections, Slusser assumed they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Steiner and the Company as to the future financial performance of Steiner and the Company. In addition, Slusser did not make an independent evaluation or appraisal of any of the assets of Steiner and the Company.

         In connection with rendering its opinion, Slusser considered a variety of valuation methods. The material valuation methods used are summarized below. These analyses taken together provided the basis for Slusser's opinion. For purposes of its analysis, Slusser assumed a price for the Company Common Stock of $1.0625 per share:

         (1) Comparable Company Analysis. Using publicly available information, Slusser compared selected historical operating and financial data, stock data and financial ratios for the Company and certain other companies which, in Slusser's judgment, were deemed relevant to the Company for the purpose of this analysis.

         (2)   Selected   Transaction   Analysis.   Using   publicly   available
information, Slusser analyzed certain transactions which it deemed to be relevant.

         (3) Trading History of the Common Stock. Slusser analyzed the price and trading volume history for the Company's Common Stock from December 1993 through the date of the fairness opinion. It was noted that the price of the Company Common Stock had been trading in anticipation of the Merger.

         In preparing its opinion to the Company's Board of Directors, Slusser performed a variety of financial and comparative analyses, including those described above. This summary of such analyses does not purport to be a complete description of the analyses underlying Slusser's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances. Therefore, such opinion is not readily susceptible to a summary description. In arriving at its opinion, Slusser did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Slusser believes that its analyses must be considered as a whole and that selecting portions of its analyses and other factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying its opinion. Slusser made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company, Steiner and Slusser. Any estimates contained in Slusser's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies actually may be sold. Because such estimates are inherently subject to uncertainty, neither the Company, Steiner, Slusser nor any other person is responsible for their accuracy.

         In rendering its opinion, Slusser expressed no view as to the range of values at which the Company's Common Stock may trade following consummation of the Merger, nor did Slusser make any recommendations to the Company's shareholders with respect to how such holders should vote on the Merger or to the advisability of disposing of or retaining the Company's Common Stock following the Merger.

         The Company's Board of Directors selected Slusser as its financial advisor because Slusser is a recognized investment banking firm with experience in transactions similar to the Merger. Slusser had previously represented Steiner from April 1994 until April 1995 in connection with exploring strategic alternatives. As a part of its investment banking business, Slusser is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate and other purposes.

         Slusser will receive, upon completion of the Merger, total fees of (i) $100,000 and (ii) 100,000 shares of the Company's Common Stock for acting as financial advisor to the Company and preparing its fairness opinion. The Company has also agreed to reimburse Slusser for its out-of-pocket expenses and to indemnify Slusser against certain liabilities in connection with its engagement. Slusser previously received a $25,000 fee for financial advisory services provided to the Company.

         Reasons for the Merger; Recommendation of the Company's Board of Directors. The proposed Merger, including the terms of the Merger Agreement and the consummation of the transactions contemplated thereby, was submitted to the Company's Board of Directors and unanimously approved at a meeting held on June 25, 1998. The Board of Directors believes that the Merger is in the best interests of the Company and its stockholders and recommends to the Company's stockholders that they vote FOR the Merger. No affiliations exist between the Company and its officers and directors and Steiner and its officers and directors.

         The Board of Directors believes that the best way to maximize the prospects of enhancing stockholder value over the long-term would be to merge the Company with another entity that is profitable, has prospects for future growth. In the opinion of the Board of Directors, the proposed Merger fits within these parameters. The Board of Directors was unable to locate an alternative merger partner which would offer the Company and its stockholders a better opportunity for increasing stockholder value over the long-term than that of merging with Steiner. All other offers received consisted of cash consideration without allowing the Company to participate in the upside potential of the new company. While there can be no assurances that, given enough time, another potential merger partner would not have been located, the Board of Directors believed that it was in the Company's interest to act on the proposed transaction with Steiner because the Company's was doubtful that it would obtain a merger partner under more attractive terms in the near future.


         Based on the foregoing, the Board of Directors has, subject to the requisite stockholder approval, approved the Merger of a subsidiary of the Company with and into Steiner, in order to realize what the Board of Directors believes to be the greatest possible value currently obtainable by the Company for its stockholders' investment in the Company and to provide the Company's stockholders with an attractive long-term investment. See "-- Steiner's Business." In determining that the Merger is fair and in the best interests of the Company and its stockholders, the Board of Directors considered and analyzed a number of factors, including the following:

         1. The long-term potential of Steiner's established, profitable and growing business, especially considering the benefits to its growth prospects of the Company's business, its status as a public company and the existing trading market on the NASDAQ for the Company's Common Stock.
See "-- Steiner's Business."

         2. The terms and conditions of the Merger Agreement, including the fact that the Company's stockholders would, upon the consummation of the Merger, own approximately 30% of the Company's Common Stock (subject to minor adjustment in certain events). See "-- Terms of the Merger Agreement - The Merger; Issuance of Shares."

         3. The historical financial information concerning Steiner and its business that was presented to the Board. See "FINANCIAL STATEMENTS."

         4. The Board's determination, based upon the cumulative business and financial experience of its members, of the relative values of the Company and Steiner. (For a further discussion concerning the methodology used by the Board of Directors in determining the relative values of the Company and Steiner and the fairness of the Merger to the Company's stockholders from a financial perspective, see the two paragraphs immediately following the ten listed factors considered by the Board of Directors in this subsection of the Proxy Statement.)

         5. The fact  that the  Company  was  advised  by the law firm of Parker
Chapin Flattau & Klimpl, LLP, the Company's outside counsel, that the Merger would not be a taxable transaction for the Company's stockholders. The Company has since received a legal opinion of such firm to this effect. See "-- Additional Effects of the Merger - Certain Federal Income Tax Consequences of the Merger."

         6. The range of the market price at which the Company's Common Stock has been traded on the NASDAQ along with the range of market prices at which the Board estimates that the Company's Common Stock will trade upon consummation of the Merger. See "MARKET PRICES OF COMMON STOCK; DIVIDENDS" and the two paragraphs immediately following the ten listed factors considered by the Board of Directors.

         7. The value of the Company in the event that the Merger is not consummated. In analyzing this factor, the Board of Directors considered (i) the possibility of identifying another attractive prospective merger partner and negotiating terms as beneficial to the Company and its stockholders as those set forth in the Merger Agreement, and (ii) operating the Company at a profit while exploring the sale of the Company. The Company has reviewed other possible business combinations, and has concluded that they are not as beneficial to the Company's shareholders as the proposed Merger.

         8. The fact that the Company's Common Stock will remain outstanding and traded on the NASDAQ upon the consummation of the Merger, and that the issuance of shares to Steiner's shareholders as part of the Merger should eventually increase the public float of the trading market for the Company's Common Stock, thereby increasing the liquidity of the Company's Common Stock and enhancing stockholders' value. Absent an earlier registration, shares of the Company's Common Stock issued to Steiner shareholders upon the consummation of the Merger would become publicly tradeable beginning two years after the Merger. See "-- Terms of the Merger Agreement - Interests of Certain Directors and Officers of Steiner" and "-- Additional Effects of the Merger - NASDAQ Listing of the Company's Common Stock to be Issued in the Merger."

         9. The fact that there are no material legal and/or regulatory impediments to the consummation of the Merger.

         10. The fact that, by approving the Merger, the Company's stockholders would in effect be making an investment in Steiner, and that such an investment poses various risks (including a dilution of book value and the risks inherent in investing in a service business) that are not currently inherent in an investment in the Company. See "-- Risk Factors." There is not, and there has never been, any affiliation between the Company and Steiner.

         In determining the fairness from a financial point of view of the proposed Merger Agreement to the Company and its stockholders, as well as the related valuation determinations set forth in items 1 through 4 above, the Board endeavored to determine the approximate relative values of the Company and Steiner so that it could determine what percentage of the Company's equity would be fair to the Company and its stockholders. In evaluating the Company, the Board, among other factors, looked at the value of the Company's business and assets.

         In evaluating Steiner, the Board reviewed Steiner's business, personnel, assets and liabilities, in conjunction with both actual and estimated operating results and the changing of Steiner from an S corporation to a C corporation. In addition, based upon its review of Steiner's current business and prospects, as well as its view of the benefits of Steiner's business of being a public company with a NASDAQ listing, having access to the public equity markets and being able to benefit from the Company's cash resources, the Board believed that the proposed Merger would bring long-term benefits to the Company and its stockholders. The Board also anticipated, based on the financial information that was available to the Board at the time it made its decision, that the Company's stockholders would have the ability to sell their shares of the Company's Common Stock on the existing trading markets therefor at a price that was likely to exceed the amount the stockholders could expect to receive upon a sale of the Company or its business to a third party.

         In basing its conclusion upon the different considerations discussed above, the Company's Board of Directors did not assign any relative weight to the various factors it considered in reaching its decision. Rather, the Board weighed all of these considerations in their entirety in determining to recommend the Merger and the Merger Agreement to the Company and its stockholders. The Board did, however, determine that the financial factors set forth as items 1 through 5 above, including their determination set forth above that the proposed Merger was fair to the Company and its stockholders from a financial point of view, outweighed the considerations discussed as items 7 and 10, including the risks set forth in item 10 above.

Stockholder Approval

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve "PROPOSAL NO. 1 - THE MERGER" and "PROPOSAL NO. 2 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION", the approval of which is a condition precedent to Steiner's obligation to consummate the Merger. In addition, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present and voting at the Meeting is required to approve "PROPOSAL NO. 3 - THE AMENDMENT TO 1991 PLAN," the approval of which is a condition precedent to Steiner's obligation to consummate the Merger. Each of the Company's directors and executive officers has indicated his intention to vote in favor of all of these proposals. The Company's directors and executive officers beneficially owned 460,925 shares of the Company's Common Stock as of June 30, 1998, representing approximately 22.4% of the Company's Common Stock then outstanding.

         With respect to the approval of the Merger by Steiner's shareholders, the affirmative vote of 100% of the outstanding shares of Steiner's common stock, $.50 par value per share ("Steiner's Common Stock"), is required in order for Steiner to approve the Proposed Merger. Steiner's two shareholders have agreed in the Merger Agreement to vote in favor of the Merger.

Terms of the Merger Agreement

         The following is a brief summary of certain provisions of the Merger Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Merger Agreement.

         The Merger. Pursuant to the Merger Agreement, at the Effective Date, Metro-Tel Acquisition Corp., a newly formed Florida corporation and wholly-owned subsidiary of the Company (the "Subsidiary"), will be merged with and into Steiner, and Steiner will become a wholly-owned subsidiary of the Company.

         Closing Date. Consummation of the Merger and the other transactions contemplated by the Merger Agreement (the "Closing") will, subject to the terms and conditions in the Merger Agreement, take place within five business days after the date of the Meeting or as soon thereafter as possible. The date on which the Closing takes place is referred to as the "Closing Date".


         Certificates of Merger. Following the Closing, and the satisfaction or waiver of the conditions to the Merger set forth in the Merger Agreement, and provided that the Merger Agreement has not been terminated, the Subsidiary and Steiner will cause Articles of Merger and a

Plan of Merger to be prepared, executed, delivered and filed with the Florida Department of State, upon which the Merger will become effective.

         Issuance of Shares. Each share of the Company's Common Stock outstanding prior to consummation of the Merger will remain outstanding following the consummation of the Merger. Each share of Steiner's Common Stock outstanding prior to consummation of the Merger would be converted into 13.90561 shares of the Company's Common Stock, or in the aggregate, 4,720,954 shares of the Company's Common Stock. The result of such exchange would be that the holders of Steiner's Common Stock immediately prior to the Merger would own approximately 69% of the Company's Common Stock upon the consummation of the Merger, and the holders of the Company's Common Stock immediately prior to the Merger would own approximately 30% of the Company's Common Stock outstanding upon the consummation of the Merger. Both Steiner and the Company have agreed in the Merger Agreement not to issue any common stock or other equity securities prior to consummation of the Merger. See "-- Terms of the Merger Agreement - Certain Covenants Prior to Closing."

         The shares of the Company's Common Stock being issued to Steiner's shareholders pursuant to the Merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), but rather will be issued to said shareholders in a transaction exempt from the registration requirements of the Securities Act by virtue of the company's compliance with the terms and provisions of Rule 506 of Regulation D promulgated thereunder. Said Rule 506 allows an issuer of securities to offer and sell its securities to an unlimited number of accredited investors, and up to 35 other non-accredited investors, so long as certain specified requirements are complied with. Steiner currently has two shareholders.

         Issuance of Stock Options. At the closing, the Company will issue up to 500,000 Incentive Stock Options ("ISO's"), to employees of Steiner, other than Steiner's Shareholders, under the 1991 Plan (as amended by vote of the Company's shareholders pursuant to this Proxy Statement), effective as of the Effective Date, at an exercise price of the greater of $1.00 per share or the market price on the Closing Date. To the extent the market price on the Closing Date exceeds $1.00 per share, the ISO's issued will be limited to the number that will yield an aggregate exercise price of $500,000. To the extent fewer than 500,000 ISO's are issued, additional Shares of the Company's Common Stock will be issued to Steiner's shareholders, so that the ISO's and additional shares aggregate 500,000. See "-- PROPOSAL NO. 3 - AMENDMENT TO THE 1991 PLAN".

         Management and Operations of the Company After the Merger. The Merger Agreement provides that, at the Effective Date, each of the Company's and Steiner's Boards of Directors will consist of five members, two of whom will have been designated by the Company and three of whom will have been designated by Steiner. Because of the requirement of the NASDAQ that the Company have two independent directors, the Company has agreed that the Boards of Directors will consist of six Members and that Steiner can designate four directors, of which two will be independent directors. The Company has designated Messrs. Indelicato and Frank as directors. See "ELECTION OF DIRECTORS - Nominees for Election as Directors." Steiner has designated Michael S. Steiner,

William K. Steiner, ___________ and ______________ as directors. For information concerning Steiner's four nominees for Director, see "-- Information Concerning Steiner - Executive Officers and Directors." Therefore, assuming that the Merger occurs and the four directors who are nominated herein are in fact elected, Messrs. Epstein and Michaelson will not be members of the Company's Board of Directors, notwithstanding their reelection to the Company's Board of Directors pursuant to Proposal No. 1 above. William K. Steiner will serve as Chairman of the Company's Board of Directors.

         Pursuant to the Merger Agreement, at the Effective Time the following individuals will serve as the executive officers of each of the Company and Steiner in the following capacities:

                  Name                                Position
                  ----                                --------

                  Michael S. Steiner                  President and
                                                      Chief Executive Officer

                  Venerando J. Indelicato             Chief Financial Officer


         For information on Mr. Steiner, who is currently serving as President and Chief Executive Officer of Steiner, see " -- Steiner's Business - Executive Officers and Directors." For information concerning Mr. Indelicato, who is currently serving as President and Treasurer of the Company, see "ELECTION OF DIRECTORS - Nominees for Election as Director." All officers of the Company and Steiner who are not executive officers will retain their positions following the Effective Time.

         Amendment of the Company's Certificate of Incorporation. The proposed amendment to the Company's Certificate of Incorporation (the "Proposed Amendment"), if adopted, will increase the number of authorized shares of the Company's Common Stock from 6,000,000 to 15,000,000. See, "PROPOSAL NO. 2 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION". As of the date of this Proxy Statement, there were 2,054,046 shares of the Company's Common Stock issued and outstanding. Upon the consummation of the Merger, an additional
4,820,954 shares of the Company's Common Stock will be issued, increasing the outstanding shares of the Company's Common Stock to 6,875,000. Therefore, the Merger could not be effected without increasing the number of authorized shares of the Company's Common Stock. In addition to the shares of the Company's Common Stock that will be issued and outstanding upon the consummation of the Merger, 850,000 shares of the Company's Common Stock will be reserved for issuance pursuant to the 1991 Plan (see "PROPOSAL NO. 3 - AMENDMENT OF THE 1991 PLAN"), and 100,000 shares will be issued to Slusser. See "THE MERGER - Background of the Proposed Merger - Opinion of the Company's Financial Adviser". The Company would then have available for future use approximately 7,275,000 shares of the Company's Common Stock that are both unissued and unreserved.

         No Solicitations. Each of the Company, Steiner and its shareholders has agreed, from May 12, 1998 until the Effective Date, not to, directly or indirectly, (i) solicit or initiate any discussion with, or (ii) enter into negotiations or agreements with, or furnish any information to any person or entity concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (an "Acquisition Proposal") involving the Company or Steiner, provided, however, that there is no prohibition from taking any action described in clause (ii) above, to the extent such action is authorized by the Board of Directors of the Company or Steiner, respectively, in the exercise of such Board's good faith judgment as to the fiduciary duties to shareholders, which judgment is based upon the written advice of independent outside legal counsel that a failure of such Board of Directors to take such action would be likely to constitute a breach of its fiduciary duties to shareholders.

         Representations and Warranties. The Merger Agreement contains various representations and warranties. The representations and warranties of the Company and Steiner, with exceptions, relate to, among other things: (a) the Company's and Steiner's organization and good standing; (b) their capitalization; (c) the due authorization by them and binding effect on them of the Merger Agreement; (d) their ownership interests in other entities; (e) their corporate power and authority; (f) the absence of restrictions and conflicts with the Merger Agreement; (g) the Company's reports filed with the Securities and Exchange Commission; (h) the Company's and Steiner's financial statements and records; (i) there being no material undisclosed liabilities; (j) the absence of certain changes with respect to the Company since March 31, 1998, and Steiner since December 31, 1997, including the absence of any material adverse change in the Company's and Steiner's businesses, results of operations, working capital, condition, prospects or manner of conducting their businesses; (k) the Company's and Steiner's tax returns and payment of taxes; (l) the title and condition of the Company's and Steiner's assets; (m) the Company's and Steiner's intellectual properties; (n) their contracts; (o) their licenses and permits;
(p) the Company's and Steiner's compliance with laws; (q) their insurance and surety agreements; (r) certain relationships; (s) their employee benefit plans;
(t) the Company's and Steiner's labor relations; (u) the Company's and Steiner's compliance with provisions of the Foreign Corrupt Practices Act of 1977, as amended; (v) environmental matters with respect to Steiner; (w) the brokers and finders retained in connection with the contemplated transactions; and (x) the accuracy of information furnished to the Company and Steiner. Except for Steiner's representations respecting taxes, the representations and warranties contained in the Merger Agreement will not survive the Closing and the Merger.

         Conduct of Business Prior to Closing. During the period until the Closing Date, the Company and Steiner have agreed, among other things, to conduct their operations in the ordinary and usual course of business, consistent with past and current practices and to use their best efforts to maintain and preserve intact their business organization and goodwill, to retain the services of their key officers and employees and to maintain satisfactory relations with their customers, suppliers and others having business relationships with them. Without limiting the foregoing, the Company and Steiner have agreed not to, among other things, incur (except that Steiner may (i) reasonably borrow under its $2,250,000 existing line of credit commitment, and
(ii) borrow from an institution on terms reasonably satisfactory to the Company an amount sufficient to pay Steiner's shareholders' bonuses and a distribution in an aggregate amount equal to Steiner's earnings and profits from January 1, 1998 to the Closing Date) or prepay obligations, encumber assets or sell assets outside the ordinary course of business, commit to material capital expenditures, increase employee compensation or benefits or issue shares or grant options, warrants or rights to purchase capital stock or securities convertible into or exchangeable for capital stock.

         Certain Covenants. Each of Steiner and the Company have agreed, among other things, to advise the other in writing of any event or the existence of any state of facts that (a) would make any of its representations and warranties in the Merger Agreement untrue in any material respect or (b) would otherwise constitute a material adverse change in its business, results of operation, working capital, assets, liabilities or condition (financial or otherwise) or prospects. In addition, each of the parties to the Merger Agreement have agreed to use its best efforts to: (a) proceed promptly to make or give the necessary applications, notices, requests and filings in order to obtain at the earliest practicable date and, in any event, before the Closing Date, the approvals, authorizations and consents necessary to consummate the transactions contemplated by the Merger Agreement; (b) cooperate with and keep the others informed of any matter which may result in a failure by such party to fulfill any covenant of such party or which may provide the other party with a right to terminate the Merger Agreement; and (c) take such actions as the other parties may reasonably request to consummate the transactions contemplated by the Merger Agreement and use its best efforts and diligently attempt to satisfy, to the extent within its control, all conditions precedent to the obligations to close the Merger Agreement.

         Indemnification. Michael S. Steiner and William K. Steiner, Steiner's sole shareholders (the "Agreement Shareholders") have agreed to indemnify and hold Steiner, the Company and their affiliates (collectively, the "Indemnified Parties") harmless on an after-tax basis from and against the full amount of any loss, claim, damage, liability, cost or expense (including attorneys' fees), judgments, fines and amounts paid in settlement of any claim, action, suit, proceeding or investigation, resulting to the Indemnified Parties (collectively, a "Loss"), either directly or indirectly, from any breach of or inaccuracy in the representations and warranties, or covenants and agreements respecting taxes made by Steiner in the Merger Agreement.

         Conditions Precedent. The respective obligations of the Company and Steiner to consummate the Merger are subject to the fulfillment of several conditions, including among others, that:

         (a) the Merger Agreement will have been approved and adopted by the affirmative vote of the holders of a majority of all of the outstanding shares of the Company's Common Stock;

         (b) no action or proceeding before any court or administrative agency, by any government agency or any other person will have been instituted or threatened challenging or otherwise relating to the Merger, or which otherwise would, if adversely determined, materially and adversely affect Steiner or the Company;

 (c) no action, statute, rule or regulation will have been proposed or enacted by any federal, state, or foreign government or governmental agency which would render the parties unable to consummate the Merger or make the Merger illegal or prohibit, restrict or delay consummation of the Merger; and

         (d) other than the filing of Articles of Merger, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations or terminations of waiting periods imposed by any governmental authority, the failure to obtain which would have a material adverse effect on Steiner and its subsidiaries, will have been filed, occurred or been obtained.

         Except as may be waived by the Company, the obligation of the Company to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction of the following conditions, among others:

         (a) Steiner will have, or will have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of the Merger Agreement to be satisfied, complied with or performed by Steiner;

         (b) all of the representations and warranties made by Steiner in the Merger Agreement and in all certificates and other documents delivered to the Company pursuant to or in connection with the transactions contemplated by the Merger Agreement will have, in general, been true and correct in all material respects as of the date of the Merger Agreement, and will be true and correct in all materials respects at the Closing Date;

         (c) the Company shall have received certain opinions from Greenberg Traurig, P.A., counsel to Steiner;

         (d) there shall not have occurred since December 31, 1997, with exceptions, a material adverse change in the business, results of operations or prospects of Steiner;

         (e) Steiner will have obtained the written consent of William K. Steiner to the assignment to the Surviving Corporation of the October 6, 1995 lease between William K. Steiner and Steiner covering 290 N.E. 68 Street, 297 N.E. 67 Street, and 277 N.E. 67 Street, Miami, Florida 33138 (the "Premises"), which written consent will contain an absolute and unconditional indemnification and hold harmless of the Company, Steiner and their affiliates from and against the full amount of any loss, claim, damage, liability, cost or expense (including attorneys' fees), judgments, fines and amounts paid in settlement of any claim, action, suit, proceeding or investigation relating to any alleged violations of Environmental Law with respect to any actual or alleged environmental contamination or the release of any hazardous substances at or on the Premises;

         (f) Steiner will have entered into an agreement, on terms reasonably satisfactory to the Company, with Weissco Development Inc. ("Weissco") and William K. Steiner and Michael S. Steiner, pursuant to which, among other things, Weissco agrees to pay 100% of its pre-tax profits to the Surviving Corporation as a management fee; and

         Except as may be waived by Steiner, the obligation of Steiner to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction of the following conditions, among others:

         (a) the Company will have, or will have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of the Merger Agreement to be satisfied, complied with or performed by the Company;

         (b) all of the representations and warranties made by the Company in the Merger Agreement and in all certificates and other documents delivered by the Company pursuant to the Merger Agreement or in connection with the transactions contemplated thereby will have been true and correct in all material respects as of the date of the Merger Agreement, and will be true and correct in all material respects at the Closing Date;

         (c) Steiner will have received certain opinions from Parker Chapin Flattau & Klimpl, LLP, counsel to the Company, and from Greenberg Traurig, P.A., counsel to Steiner; and

         (d) there will not have occurred since March 31, 1998, a material adverse change in the business, results of operations or prospects of the Company.

         Registration Rights. The shares of the Company's Common Stock to be received by William K. Steiner and Michael S. Steiner (the "Agreement Shareholders"), will not be registered under the Securities Act. The Merger Agreement provides that, on request by an Agreement Shareholder, the Company, at its expense, will prepare, file and cause to become and remain effective, a registration statement to register the shares of the Company's Common Stock received by the Agreement Shareholders pursuant to the Merger Agreement. The Agreement Shareholders can also request registration of their shares of the Company's Common Stock if the Company registers any other shares of the
Company's Common Stock, with exceptions. The Company and the Agreement Shareholders have each agreed to indemnify the other from losses, damages, liabilities, costs or expenses caused by an untrue statement or omission contained in the registration statement, unless made in reliance on information furnished by, or on behalf of, the other party.

         Termination. The Merger Agreement provides that it may be terminated and the Merger may be abandoned at any time on or before the Closing Date:

         (a)      by mutual consent of Steiner and the Company;

         (b) by the Company or Steiner if the Company or Steiner receives an Acquisition Proposal under circumstances that do not violate the no solicitations provisions of the Merger Agreement. See "THE MERGER - Terms of the Merger Agreement - No Solicitations";

         (c) by the Company or Steiner if the other receives an Acquisition Proposal under circumstances that do violate the no solicitations provisions of the Merger Agreement. See "THE MERGER - Terms of the Merger Agreement - No Solicitations";

         (d) by Steiner if there has been a material misrepresentation or breach of warranty in the representations and warranties of the Company set forth in the Merger Agreement, or if there has been any material failure on the part of the Company to comply with its obligations under the Merger Agreement which failure, if capable of cure, is not cured within 30 days after the giving of written notice thereof to the Company by Steiner;

         (e) by the Company if there has been a material misrepresentation or breach of warranty in the representations and warranties of Steiner set forth in the Merger Agreement or if there has been any material failure on the part of Steiner to comply with its obligations under the Merger Agreement which failure, if capable of cure, is not cured within 30 days after the giving of written notice thereof to Steiner by the Company; or

         (f) by either Steiner or the Company if the transactions contemplated by the Merger Agreement have not been consummated by December 31, 1998, unless such failure of consummation is due to the failure of the terminating party to perform or observe any covenant, agreement or condition set forth in the Merger Agreement to be performed or observed by it at or before the Closing Date.

Absence of Dissenter's Rights of Appraisal for the Company's Stockholders

         Under the DGCL, holders of the Company's Common Stock will not be entitled to rights of appraisal in connection with the Merger. The DGCL does not provide for appraisal rights with respect to the shares of any class or series of stock which, at the record date fixed to determine the stockholders entitled to receive notice of and vote at the meeting of stockholders to consider the agreement of merger, was listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Since, on the Record Date for the Meeting, shares of the Company's Common Stock were listed on the NASDAQ, a national securities exchange, the Company's stockholders will not be entitled to appraisal rights with respect to the Merger. However, a holder of the Company's Common Stock outstanding on the Record Date who is not in favor of "PROPOSAL NO. 1 - THE MERGER," or any other action that is proposed to be taken by the Company as contemplated hereby (or otherwise), may, in addition to voting against such proposal(s) and subject to compliance with applicable federal and state securities laws, dispose of all or any part of such Common Stock.


Additional Effects of the Merger

         Accounting Treatment of the Merger. The Merger, if consummated as proposed, will for accounting and financial reporting purposes be treated as a reverse acquisition in accordance with generally accepted accounting principles, with Steiner being deemed to be the acquiring party and the Company being deemed to be the acquired party
(notwithstanding the fact that, as a matter of corporate and securities laws, the Company will survive the Merger as the parent of Steiner), with Steiner being deemed to be acquiring the Company in return for an approximate 30% equity interest in Steiner. After consummation of the Merger, the results of operations of the Company will be included in the consolidated financial statements of Steiner, which consolidated financial statements will be the consolidated financial statements for the Company.

         Certain Federal Income Tax Consequences of the Merger. The Company has received a written opinion from Parker Chapin Flattau & Klimpl, LLP, counsel to the Company, as to the following material U.S. federal income tax consequences of the Merger:

                  (a) the Merger will constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code; and

                  (b) no income, gain, or loss will be recognized by either the Company or its stockholders as a result of the consummation of the Merger.

         Steiner has received a written opinion from Greenberg Traurig, P.A., counsel to Steiner, as to the following material U. S. federal income tax consequences of the Merger:

                  (a) the Merger will constitute a reorganization within the meaning of Sections 368 (a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code;

                  (b)  no  gain  or  loss   will  be   recognized  by  Steiner's
shareholders as a result of the Merger;

                  (c) the tax basis of the Company's Common Stock to be received by Steiner's shareholders will be equal to the tax basis of their Steiner Common Stock and the holding period of their Company's Common Stock will include the holding period of their Steiner Common Stock; and

                  (d) Steiner will not recognize gain or loss as a result of the Merger.

         NASDAQ Listing of the Company's Common Stock to be Issued in the Merger. The Company is filing an application for the listing with the NASDAQ of the shares of the Company's Common Stock which will be issued to Steiner's shareholders upon consummation of the Merger and intends to cause such application to be approved by the NASDAQ prior to the Effective Date. Since the Company does not currently have a sufficient number of authorized shares of its Common Stock to issue to Steiner's shareholders at the Effective Date, or list with the NASDAQ, the Company must authorize additional shares of its Common Stock. Accordingly, the Company is proposing to amend its Certificate of Incorporation at or prior to the Effective Date to increase the number of shares of the Company's Common Stock which the Company is authorized to issue from 6,000,000 shares to 15,000,000 shares. The affirmative vote of the holders of a majority of the outstanding shares of the

Company's Common Stock is needed to adopt the Amended Certificate. The Proposed Amendment will become effective only on consummation of the Merger. See "THE MERGER - Stockholder Approval". The Company intends to use its best efforts to cause the application for the listing of additional securities with the NASDAQ to be approved by NASDAQ. The Company has received preliminary indications from the NASDAQ that such application will be approved. Notwithstanding such listing, the shares which will be issued to Steiner's shareholders upon consummation of the Merger will be subject to restrictions on transferability under federal and state securities laws. See "THE MERGER - Terms of the Merger Agreement -Issuance of Shares."

         Dividend Policy of the Company. It is not the intention of the Company after the Effective Time to pay dividends in the immediate future. Rather, it is anticipated that earnings will, for some period of time, be retained to help finance the accelerated growth of the Company and its business.

         Possibility that the Merger Will Not Be Consummated. There are a number of conditions to the obligations of both the Company and Steiner under the Merger Agreement to consummate the Merger. See " -- Terms of the Merger Agreement - Conditions to Closing." These conditions include the approval of the Company's stockholders.

         It is expected that if the Merger is not approved by the Company's stockholders, or if the Merger is not consummated for any other reason, the Company's management will continue to manage the Company while it continues to pursue its strategic alternatives. The primary alternative would be to attempt to locate and negotiate the terms of a merger with another merger partner. No assurance can be given that another merger partner could be located or that, if located, the terms of a merger agreement with another merger partner would be, to the extent comparable, as favorable to the Company and its stockholders as the Merger Agreement. The secondary alternative would be to continue to operate the Company's business on a profitable basis, while exploring the possibility of a sale of the Company or its business to a third party. The Company does not believe that any of these alternatives would provide the same prospects for enhancing stockholder value as the Merger. For these reasons, the Company's Board of Directors believes that the consummation of the Merger is the best alternative for the Company and its stockholders. See "-- Background of the Proposed Merger."
                                      -33-

          SELECTED HISTORICAL FINANCIAL DATA OF STEINER-ATLANTIC CORP.

         The following selected historical financial data of Steiner for each of the years ended December 31, 1996 and 1997, and as of the end of each of those years have been derived from the financial statements of Steiner, which have been audited by BDO Seidman, LLP, independent auditors. The selected financial data presented below for the periods ended as of such dates June 30, 1997 and 1998, have been derived from unaudited financial statements of Steiner. Such unaudited financial statements include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the information set forth therein. The selected financial data of Steiner should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STEINER." and the financial statements of Steiner and the notes thereto included elsewhere in this Proxy Statement.


                                                Year Ended December 31,                 Six Months Ended June 30,
                                                ----------------------                  --------------------------
                                               1996                 1997                 1997                1998
                                                                                               (unaudited)


Operating Results:
-----------------

Net Sales.............................          $13,857,817          $14,093,632           6,511,446           7,747,321
Commissions and other income..........              157,900              155,809              72,714              87,388

Total.................................           14,015,717           14,249,441           6,584,160           7,834,709

Cost of sales.........................            9,953,041           10,344,113           4,628,985           5,686,339
Selling, general and administrative
         expenses ....................            3,398,345            3,474,421           1,545,932           1,698,058

Total.................................           13,351,386           13,818,534           6,224,917           7,384,397

Operating Income......................              664,331              430,907             359,243             450,312
Other Income (Expense):
         Interest income..............              138,426              100,158              55,391              40,390
         Management fee income.......               145,000               40,000                  __             150,000

         Interest expense.............             (83,543)             (60,940)            (35,740)            (26,509)

Total Other Income....................              199,883               79,218              19,851             163,881
Income Before Income Taxes............              864,214              510,125             379,094             614,193
Net Income............................              864,214              510,125             379,094             614,193
Pro forma amounts :
         Net income before income
         taxes........................              864,214              510,125             379,094             614,193
         Provision for income taxes                 329,935              195,555             144,722             231,939
         .............................
Pro forma net income..................              534,279              314,570             234,372             382,254
Pro forma net income per share........                $1.57                 $.93                $.69               $1.13
Weighted average number of shares
         of common stock
         outstanding..................              339,500              339,500             339,500             339,500

                                   December 31,1997          June 30,1998
                                 ---------------------   ---------------------
Balance Sheet Data (Historical):

Working Capital                      $3,392,059              $2,034,879
Total Assets                          5,626,588               5,140,584
Long-term debt                          316,613                 216,613
Shareholders' equity                  3,436,662               2,113,378

                SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

         The following table sets forth selected historical financial data of the Company for the dates and periods indicated. The selected financial data as of June 30, 1997 and 1998 and for the years then ended, have been derived from the financial statements of the Company, which have been audited by Grant Thornton LLP. The selected financial data of the Company should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY" and the financial statements of the Company including the notes thereto included elsewhere in this Proxy Statement.


                                                       Year Ended June 30,
                                                       -------------------
                                                      1997            1998
                                                      ----            ----

Operating Results:
Net sales...............................        $   3,882,818    $  3,839,077
Cost of goods sold......................            2,413,529       2,570,551
                                                    ---------       ---------

      Gross profit......................            1,469,289       1,268,516

Selling, general and
   administrative expenses..............            1,212,361       1,249,612
Expenses related to pending
acquisition                                                __         300,000
Research and development................              238,061         228,755
Interest and other income...............              (6,254)        (10,181)
                                                     ---------       ---------

   Earnings (loss) before provision
      for income taxes..................               25,121       (499,670)
Provision for income taxes..............               13,000       (150,000)
                                                     ---------       ---------

      Net earnings (loss) ..............               12,121       (349,670)
                                                     ==========     ==========

Earnings (loss) per common share
    Basic and diluted...................                 $.01          $(.17)

Weighted average number of
   common shares outstanding
   Basic and diluted....................            2,025,711       2,054,046


                                                            June 30,
                                               ---------------------------------
                                                   1997             1998
                                               ---------------   ---------------
Balance Sheet Data (Historical):

Working capital                                     2,225,056       1,761,305
Total assets                                        3,554,676       3,532,215
Stockholders' equity                                3,163,625       2,813,955

              SELECTED PRO FORMA COMBINED CONDENSED FINANCIAL DATA



   The accompanying unaudited pro forma combined condensed financial statements reflect the historical condensed balance sheets and condensed statements of operations of the Company and Steiner. The unaudited pro forma combined condensed financial statements of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 have been prepared as if the acquisition had occurred on January 1, 1997. The unaudited pro forma combined condensed balance sheet has been prepared as if the acquisition occurred on June 30, 1998. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but Steiner is the accounting acquirer. As Steiner is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based upon preliminary estimates of their respective fair values. The pro forma information may not be indicative of the results that actually would have occurred if the Merger had been in effect from and on the dates indicated or which may be obtained in the future.

                          Unaudited Pro Forma Combined
                             Condensed Balance Sheet
                                  June 30, 1998



                                                Historical         Historical       Pro Forma           Pro Forma
                                                 Metro Tel      Steiner-Atlantic   Adjustments           Combined
                                                ----------      ----------------   -----------         ----------

Assets
Current assets:
   Cash and cash equivalents                  $     475,508    $      828,390                        $   1,303,898
   Accounts receivable - net                        486,144         1,021,213                            1,507,357
   Inventory                                      1,434,147         2,767,624     $   149,314  (1)       4,351,085
   Other assets                                      78,766           228,245                              307,011
                                          -----------------  ----------------  --------------     ----------------
Total current assets                              2,474,565         4,845,472         149,314            7,469,351

   Fixed assets - net                               151,346           146,461                              297,807
   Deferred income taxes                            133,000                          (46,000)  (9)          87,000
   Goodwill                                         763,628                         (763,628)  (2)         313,917
                                                                                      313,917  (3)
   Other assets                                       9,676           148,651                              158,327
                                          -----------------  ----------------  --------------     ----------------
Total assets                                   $  3,532,215     $   5,140,584    $  (346,397)        $   8,326,402

Liabilities and Stockholders' Equity
Current liabilities:
   Line of credit                                               $   1,000,000      $  494,678 (15)               -
                                                                                  (1,494,678) (16)
   Current portion of long-term debt                                  200,000         182,258 (16)         382,258
   Accounts payable and accrued liabilities   $     713,260         1,221,222                            1,934,482
   Customer deposits                                                  389,371                              389,371
                                          -----------------  ----------------  --------------     ----------------
Total current liabilities                           713,260         2,810,593       (817,742)            2,706,111

   Deferred Income taxes                      $       5,000                                          $       5,000
   Long-term debt                                                     216,613       1,312,420 (16)       1,529,033

Stockholders' equity:
   Common stock at par                               52,007           169,750       (169,750)  (4)         172,531
                                                                                      120,524  (5)
   Treasury stock                                  (68,750)                                               (68,750)
   Additional paid-in capital                     2,152,423                 -         381,104  (6)       2,533,527
   Retained earnings                                678,275         1,943,628       (678,275)  (6)       1,448,950
                                                                                    (494,678) (15)
                                          -----------------  ----------------  --------------     ----------------
Total stockholders' equity                        2,813,955         2,113,378       (841,075)            4,086,258

                                          -----------------  ----------------  --------------     ----------------
Total liabilities and stockholders' equity     $  3,532,215     $   5,140,584    $  (346,397)        $   8,326,402
                                               ============     =============    ============        =============




     The accompanying notes are an integral part of the Unaudited Pro Forma
                     Combined Condensed Financial Statement

         Unaudited Pro Forma Combined Condensed Statements of Operations


                             Six Months Ended June 30, 1998                                 Year Ended December 31, 1997
               -----------------------------------------------------------  --------------------------------------------------------
            Historical     Historical     Pro Forma      Pro Forma     Historical      Historical      Pro Forma        Pro Forma
            Metro Tel   Steiner-Atlantic  Adjustments    Combined      Metro Tel     Steiner-AtlanticAdjustments        Combined
            ---------   ----------------  -----------    --------      ---------     ---------------------------        --------


Net sales     $  2,086,147  $ 7,747,321                 $ 9,833,468    $ 4,148,930  $  14,093,632                   $   18,242,562
Cost of sales    1,438,571    5,686,339                   7,124,910      2,531,317     10,344,113    $    159,650 (7)   13,035,080
               -----------  -----------  ----------      ----------  -------------   ------------   -------------     ------------
   Gross profit    647,576    2,060,982                   2,708,558      1,617,613      3,749,519       (159,650)        5,207,482

Selling, general   959,699    1,698,058     $12,567(10)   1,970,190      1,252,585      3,474,421        (25,133) (8)    3,951,873
and                                        (375,000)(11)                                                (750,000)(11)
administrative                             (300,000)(12)


Research and        96,660                                   96,660        218,155                                         218,155
   development
               -----------  -----------  ----------      ----------  -------------   ------------   -------------     ------------
   Operating      (408,783)     362,924     687,567         641,708        146,873        275,098         615,483        1,037,454
income (loss)

Interest expense                 26,509      69,290(14)      95,799                        60,940         162,166(14)      223,106
Interest and other   7,511      277,778                     285,289          8,939        295,967                          304,906
income
               -----------  -----------  ----------      ----------  -------------   ------------   -------------     ------------
   Income (loss)  (401,272)     614,193     618,277         831,198        155,812        510,125         453,317        1,119,254
before tax

Income tax        (110,600)                 424,487(9)      313,887         78,300                        350,763 (9)      429,063
expense (benefit)

               -----------  -----------  ----------      ----------  -------------   ------------   -------------     ------------
Net income       $(290,672) $  614,193     $193,790     $   517,311    $    77,512  $     510,125  $      102,554   $      690,191
 (loss)        ===========  ===========  ==========      ==========  =============   ============   =============     ============

Weighted average shares outstanding
   Basic         2,054,046              4,820,954(5)      6,875,000      2,051,268                      4,820,954 (5)    6,872,222
   Diluted       2,054,046              4,869,554(13)     6,923,600      2,074,668                      4,820,954 (5)    6,895,622

Earnings (loss)
per common
share
   Basic      $     (0.14)                               $     0.08  $        0.04                                   $        0.10
   Diluted          (0.14)                                     0.07           0.04                                            0.10




     The accompanying notes are an integral part of the Unaudited Pro Forma
                     Combined Condensed Financial Statement

       Notes To Unaudited Pro Forma Combined Condensed Financial Statements




(1) Adjustment for purchase accounting applied to the Company's net assets acquired by Steiner.
(2) Adjustment to eliminate goodwill recorded on the Company's historical financial statements.
(3) To reflect excess of cost over acquired net assets. Such goodwill and related amortization is subject to possible adjustment resulting from completion of the valuation of the Company's assets and liabilities.
(4) To reflect elimination of Steiner Common Stock at par purchased by the Company.
(5) To reflect issuance of 4,720,954 shares of the Company's common stock to former Steiner stockholders and 100,000 shares to the Company's investment banking advisor.
(6) To reflect elimination of the Company's historical retained earnings and adjustment to additional paid-in-capital for purchase accounting.
(7) Adjustment for additional cost of goods sold due to write-up of the Company's inventory in purchase accounting.
(8) To reflect elimination of amortization on historical Company goodwill of $29,817 and new amortization on excess of purchase price over acquired net assets of the Company of $4,684 using an estimated life of 15 years.
(9) The estimated tax effect on the pro forma adjustments and the combined operations.
(10) To reflect elimination of amortization on historical Company goodwill of of $14,909 and new amorization on excess purchase price over acquired net assets of the Company of $2,342 using an estimated life of 15 years.
(11) Adjustment for excess executive compensation over amount agreed upon in employment agreements that will be entered into upon consummation of the transaction.
(12)  To reflect elimination of $300,000 of non-recurring transaction costs.
(13) To reflect issuance of 4,720,954 shares of the Company's common stock to former Steiner stockholders and 100,000 shares to the Company's investment banking advisor and an adjustment of 48,600 shares for the assumed exercise of outstanding stock options of the Company.
(14) Adjustment for additional interest expense incurred on debt used by Steiner to pay undistributed S-corporation earnings to Steiner shareholders per the Merger Agreement.
(15) To reflect additional debt and payment of undistributed S-corporation earnings to Steiner shareholders. (16) Adjustment to reclassify existing debt arrangements to term loan.

                     COMPARATIVE PER SHARE DATA (UNAUDITED)

          The following table presents, for the periods indicated and on the basis indicated in the footnote to the table, the: (a) book value per common share and (b) income (loss) from continuing operations per common share: (i) on a historical basis for the Company and Steiner and (ii) on a pro forma basis for the Company, assuming the Merger had been effective at January 1, 1997 and June 30, 1997 assuming the Merger had been effective at the date and for the period presented. The following data should be read in conjunction with the historical financial statements and the Selected Pro Forma Combined Condensed Financial Statements of the Company and Steiner included elsewhere in this Proxy Statement. See "INDEX TO FINANCIAL STATEMENTS".




                                                                Per Share of Common Stock
                                                                -------------------------
                                                          Book Value(1)          Income (Loss)(1)
                                                          -------------          ----------------

The Company - Historical
As of June 30, 1998 and for the year then ended................ 1.37                   (.17)

Steiner - Historical
As of December 31, 1997 and for the year then ended ...........                         .11
Year ended December 31, 1996 and ..............................  .73                    .18

As of June 30, 1998 and for the six months then ended .........                         .13
Six months ended June 30, 1997.................................  .45                    .08

The Company Equivalent Pro Forma Combined
Year ended December 31, 1997...................................                         .10
Six months ended June 30, 1998.................................                         .08

--------

1 Book value and income (loss) per share date for Steiner is based upon 4,720,954 weighted average common shares outstanding for the dates and

               MARKET PRICES OF COMPANY'S COMMON STOCK; DIVIDENDS

         The Company's Common Stock is traded on the NASDAQ. The table below sets forth for the quarterly periods indicated the high and low closing per share sales prices for the Company's Common stock, as reported by the NASDAQ:

         On May 14, 1998, the trading day preceding the initial public announcement by the Company of the Merger, the high and low sale prices of the Company's Common stock on the NASDAQ were 1 1/8 and 7/8 per share, respectively. On ________, 1998, shortly preceding the date of this Proxy Statement, the high and low sale prices of the Company's Common Stock on the NASDAQ were ____ and ___ per share, respectively.

         The number of record holders of the Company's Common Stock as of _____, 1998 was ___.

         No cash dividends were declared or paid in 1998, 1997 or in 1996. The Merger Agreement prohibits the Company from declaring or paying any dividends prior to the consummation of the Merger. See "THE MERGER - Terms of the Merger Agreement - Certain Covenants Prior to Closing". It is not the intention of the Company upon the consummation of the Merger to pay dividends in the immediate future. Rather, it is anticipated that earnings will, for some period of time, be retained to help finance the growth of the Company and its business. See "THE MERGER - Additional Effects of the Merger - Dividend Policy of the Company."

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF STEINER'S FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

         The following discussion should be read in conjunction with the financial statements and notes thereto contained elsewhere in this Proxy Statement.

         Results of Operations.

        Comparison of Six Months Ended June 30, 1998 and. June 30, 1997.

         Net sales increased by $1,235,875 (19.0%) during the six month period ending June 30, 1998 from the same period of 1997. Sales of dry-cleaning equipment decreased by 12.2% due to a decrease in the number of dry-cleaning plants being opened. This decrease was offset by increases in sales of laundry equipment (65.6%), coin laundry equipment (16.9%) and spare parts (11.5%).

         Steiner's gross profit margin, expressed as a percentage of net sales, decreased during the first six months of 1998 to 26.6% from 28.9% for the same period of 1997. The decrease is mostly attributable to the change in the mix of product sales.

         Commissions and other income increased by $14,674 (20.2%) during the six month period of 1998 compared to the same period of 1997.

         Selling, general and administrative expenses increased by $102,126 (6.4%) during the six month period of 1998 but as a percentage of total revenues decreased to 21.7% from 24.8% during the same period of 1997. This increase was primarily due to increases in salaries (4.9%), telephone expenses (61.0%), professional fees (23.1%), conventions (64.4%), maintenance and repairs (102.8%) miscellaneous expenses (69.4%) and bad debt expenses of $39,948. These increases were mostly offset, by reductions in commissions (54.0%), advertising (9.7%), office expense (16.6%) and depreciation and amortization (19.7%).

         Other income increased by $144,030 (from $19,851 to $163,881), mostly due to an increase in management fees from an affiliated company. The Company believes that interest expense will increase as a result of increased borrowings to fund a cash distribution to shareholders prior to completion of the Merger.

   Comparison of Years Ended  December 31, 1997 vs.  December 31, 1996.

         Net sales increased by $235,815 (1.7%) in 1997 over 1996. Sales of dry cleaning equipment decreased by 16.4% due to a decrease in the number of dry cleaning plants being opened. This decrease in sales of dry cleaning equipment was offset by increases in sales of laundry equipment (4.3%), coin laundry equipment (32.6%) and spare parts (16.8%).

         Steiner's gross profit margin, expressed as a percentage of sales, decreased to 26.6% in 1997 from 28.2% in 1996. The decrease in gross profit margin is mainly attributable to the change in the mix of product sales.

         Commissions and other income decreased by $2,091 (1.3%) in 1997 over 1996.

         Selling, general and administrative expenses increased in 1997 by $76,076 (2.2%) and as a percentage of sales to 24.6% from 24.5% in 1996. This increase was primarily due to increases in salaries (2.0%), payroll taxes (23.4%), commissions (14.1%) and a one time loss associated with an international transaction. These increases were largely offset by reductions in telephone expense (17.4%), depreciation and amortization (13.5%), convention expenses (55.7%), postage and freight (55.2%) and maintenance and repairs (35.7%).

         Other income decreased by $120,665 (60.4%) in 1997 over 1996, mainly due to a reduction in management fee income associated with an affiliated company.

         Financial Position and Liquidity

         For the six month period ending June 30, 1998, cash increased by $196,059. Of the cash generated by operating activities ($1,748,579), $614,193 was derived from net income and $15,621 was derived from non-cash expenses for depreciation and amortization along with $39,948 for bad debt expense. Additional cash from operating activities was provided by a decrease in inventories ($340,679), a decrease in accounts and lease receivables ($251,443) and a decrease in other assets ($49,415). Cash also increased due to an increase in accounts payable ($352,187) and customer deposits ($85,093). Cash of $15,043 was used in investing activities to purchase capital assets. Cash of $1,537,477 was used in financing activities for the repayment of debt ($100,000) and to fund a cash distribution to shareholders ($1,937,477) which offset new borrowings of $500,000 from Steiner's line of credit. Steiner believes that the cash which it expects to generate from operations will be sufficient to meet operational needs in 1998, however Steiner is anticipating increased borrowing to fund future distributions to shareholders at the completion of the Merger.

         During the year ended December 31, 1997 cash increased by $49,492. Of the cash generated by operating activities ($446,618), $510,125 was derived from net income and $34,643 was derived from non-cash expenses for depreciation and amortization along with $21,799 for bad debt expense. Additional cash from operating activities was provided by a decrease in inventories ($73,249), an increase in accounts payable and accrued expenses ($70,597) and an increase in customer deposits ($124,406). These were offset by an increase in accounts and lease receivables ($373,356) and other assets ($14,845). Cash of $80,406 was used in investing activities to purchase capital assets ($30,406) and invest in an affiliate ($50,000). Cash of $316,720 was used in financing activities to support additional borrowings ($500,000), repayment of debt ($216,720) and to fund a cash distribution to shareholders ($600,000). Steiner believes that the cash which it expects to generate from operations will be sufficient to meet operational needs in 1998.

                               STEINER'S BUSINESS

         Business.

         General.  Founded  in  1960,  Steiner  is a  supplier  of dry  cleaning equipment, industrial laundry equipment and steam boilers, offering over 30 lines of commercial systems to customers in South Florida, the Caribbean and Central and South American markets ("Latin America"). Steiner's services include: (1) designing and planning "turn-key" laundry and/or dry cleaning systems to meet the layout, volume and budget needs of a variety of institutional and retail customers, (2) supplying replacement equipment and parts to its customers, (3) providing warranty and preventive maintenance through factory-trained technicians and service managers, (4) selling its own line of dry cleaning systems to customers in the United States, the Caribbean and Latin America, and (5) selling process steam systems and boilers.

         Steiner's laundry equipment includes washers and dryers, including coin-operated machines, boilers, water reuse and heat reclamation systems, flatwork ironers and automatic folders. Steiner's dry cleaning equipment includes dry cleaning machines, garment presses, finishing equipment, and sorting and distributing conveyors. Steiner's marketing staff sells to a customer base that includes franchise and independent drycleaners, hotels, motels, hospitals, cruise lines, nursing homes, governmental institutions and distributors. Steiner operates in three leased adjacent facilities totaling approximately 47,000 square feet in Miami, and has approximately 30 non-union employees.

         History. Steiner was founded in 1960 by William K. Steiner. Steiner initially operated as a distributor of dry cleaning systems and boilers, and as a rebuilder of laundry, dry cleaning and boiler equipment. Steiner expanded in 1972 when it began distributing institutional laundry equipment to hotels, motels and hospitals. In 1980, Steiner began importing dry cleaning systems from an English manufacturer, and four years later, Steiner developed a relationship with an Italian manufacturer of dry cleaning systems. In 1990, Steiner established its own branded product line with the introduction of an updated dry cleaning system under the Aero-Tech label, substantially all of which is currently manufactured exclusively for Steiner in Italy.

         Product Lines. Steiner offers a broad line of over 30 laundry and dry cleaning systems and boilers and over 1,000 accessory parts. Steiner's products are manufactured by a number of suppliers. Steiner also markets a complete line of dry cleaning equipment under its Aero-Tech trademark. Steiner's product lines are positioned and priced to appeal to customers in the high-end, mid-range and value priced markets. Suggested prices for most of Steiner's products range from approximately $5,000 to $50,000. Steiner's product line offers its customers a "one-stop shop" for laundry and dry cleaning systems, boilers and accessories.

         Business Strategy. Steiner's primary objective is to increase its revenues and profitability through growth in its existing markets and expansion into new geographical areas. To accomplish its goal, Steiner has implemented a business strategy containing four major elements: (1) continue geographic expansion, particularly in the fast-growing Caribbean and Latin American markets; (2) pursue suitable acquisition candidates that would augment or complement Steiner's existing operations, (3) expand the Aero-Tech brand dry cleaning equipment, including developing and marketing new technology dry cleaning machines to capitalize on anticipated regulatory changes concerning solvents, and (4) expand its high margin parts business.

         (1) Geographical Expansion. Steiner's management believes that the international market provides an opportunity for growth since Steiner has not attained a significant degree of market penetration in either Latin America or the Caribbean. Although subject to certain risks, Steiner believes broadening its international sales will provide it access to markets which have high growth potential. To accomplish its goal, Steiner plans to grow by emphasizing exports from the United States, and entering into distribution agreements with strong regional partners that minimize Steiner's capital exposure and maximize its access to local markets.

         (2) Pursue Strategic Acquisitions. Steiner currently seeks selected acquisitions to enhance and broaden its product lines, to obtain new product lines and to expand its overall customer base. Steiner's management believes the dry cleaning equipment and laundry distribution business is about to enter a consolidation phase. Underlying causal factors include: aging of business founders and their desire for liquidity; need for volume gains in order to obtain lower prices from manufacturers and maintain margins in the competitive market place; financing restraints and the need to modernize accounting and management information systems. In addition, for a number of manufacturers, a stronger independent distribution system could result in a greater market penetration of their products. Steiner intends to seek to acquire companies that have (1) an established customer base, (2) a reputation for quality service, (3) a product line compatible with Steiner's current and anticipated products, and
(4) the potential to benefit from Steiner's centralized purchasing power. Steiner's strategy is to acquire complementary businesses inexpensively and to introduce economies and enhanced distribution capabilities in order to maximize the value of acquired assets. Historically, Steiner has obtained new products and broadened its customer base by employing experienced personnel from within the industry. Any future acquisition may result in the use of Steiner's cash, necessitate borrowings or result in the sale or issuance of debt or equity securities to private sources or in public markets. The issuance of any debt could result in the incurrence of significant interest expense and an obligation to repay such debt in priority to payments to Steiner's stockholders. The issuance of equity could result in substantial dilution in the equity interest of existing stockholders. Although Steiner is considering acquisitions and is currently engaged in various stages of discussions with regard to potential acquisitions, Steiner is not presently a party to any commitment with respect to any acquisition.

         (3) Develop and Market Advanced Technology DryCleaning Systems Under the Aero-Tech Brand Name. Steiner's management believes that there is a considerable opportunity to substantially expand sales of its Aero-Tech line. Currently the Aero-Tech product line has sales of approximately $2.0 million. Aero-Tech is a full line of dry cleaning machines. Steiner plans to broaden the product line to include other dry cleaning equipment, such as laundry and dry cleaning presses. Steiner's brand strategy is to become a national distributor and build recognition and customer loyalty. Steiner's management anticipates that during the next three to five years, environmental and safety-related factors will receive increased emphasis from regulatory agencies as anticipated changes by federal and state regulatory agencies become effective. Steiner believes that such changes represent an opportunity to obtain increased sales and market share for the Aero-Tech line.

         (4) Expand Steiner's High Margin Parts Business. One of Steiner's long-term strategy objectives is to increase its parts sales. Each machine sold by Steiner represents the potential for additional sales based upon the subsequent need for parts. Steiner estimates that on average, sales of replacement parts over the equipment life can represent up to 15% of the initial sale price of the equipment. Steiner currently offers its customers a comprehensive inventory of over 1,000 different parts that are ready to ship within 24 hours. Steiner's management believes that sales of parts are less cyclical than original equipment sales, offer greater growth potential long-term and generally afford a higher profit margin. Steiner has consistently expanded its parts business by increasing market penetration and broadening its product offerings. Steiner's sales of parts increased from approximately $1.825 million in 1993 to approximately $3.0 million in 1997. Steiner plans to continue to expand its parts business by identifying and developing new market niches such as increasing its international distribution activities and expanding its product line.

         Sources of Supply. Steiner purchases laundry and dry cleaning systems, boilers and other products from a number of manufacturers, none of which accounted for more than 20% of its purchases for the twelve months ended June 30, 1998. Steiner has established long-standing relationships with many of the leading laundry, dry cleaning and boiler manufacturers. Steiner's management believes these supplier relationships provide Steiner with a substantial competitive advantage, including exclusivity in certain products and areas and favorable prices and terms. Therefore, the loss of a major vendor relationship could affect Steiner's business. Historically, Steiner has not experienced difficulty in purchasing desired products from its suppliers and believes it has good working relationships with its suppliers.

         In 1990, Steiner introduced its own line of dry cleaning equipment, marketed under the Aero-Tech brand name, manufactured exclusively for Steiner in Italy. This line represented approximately 13% of Steiner's revenues for the twelve months ended June 30, 1998. Steiner does not have a formal contract with its Italian manufacturer, but relies on its long-standing relationship with it. Steiner collaborates in the design and closely monitors the quality of the manufactured product and believes its Aero-Tech systems exceed the environmental regulations set by safety and environmental regulatory agencies. Steiner must place its orders with its Italian manufacturer prior to the time Steiner has received all of its orders. However, because of Steiner's close working relationship with its Italian manufacturer, Steiner can adjust orders rapidly and efficiently to reflect a change in customer demands.

         According to its arrangement with its manufacturer, Steiner purchases dry cleaning systems from its manufacturer in Italian lire. However, in the case of a substantial decline in the value of the U.S. dollar against the Italian lire or the implementation of custom duties, import controls or trade barriers with Italy, Steiner has the ability to have its Aero-Tech line manufactured by other international suppliers. Imports into the United States are affected by the cost of transportation, the imposition of import duties and increased competition from greater production demands abroad. The United States and Italy may, from time to time, impose new quotas, duties, tariffs or other restrictions or adjust prevailing quotas, duty or tariff levels, which could affect Steiner's margins on its Aero-Tech systems. United States customs duties presently are approximately 1% of invoice cost on dry cleaning systems.

         Customers and Markets. Steiner's customer base consists of approximately 350 customers in the United States, the Caribbean and Latin America. Steiner's customers include dry cleaning chains and institutions, cruise lines, and government agencies. No customer accounted for more than 10% of Steiner's revenues during Steiner's fiscal year ended December 31, 1997 or the six months ended June 30, 1998.

         The following table sets forth the approximate geographic distribution of Steiner's sales for the six months ended June 30, 1998:


                              Revenues                 % of Total
                              --------                 ----------

United States                $5,316,711                  68.6%
Latin America                $1,217,397                  15.7%
Caribbean                    $1,147,918                  14.8%
Other                      $     65,295                    .9%
                           ------------                 -----
Total                        $7,747,321                 100.0%
                           ============                 =====

         Sales, Marketing and Customer Support. Steiner's laundry and dry cleaning equipment products are marketed in the United States, the Caribbean, Mexico and other Latin American countries. Steiner employs seven sales executives to market its products in South Florida and the international markets. Aero-Tech products are sold by the same seven sales executives. Steiner supports its products by representative advertising in trade publications, participating in trade shows and engaging in regional promotions and sales incentive programs. A substantial portion of Steiner's equipment sales are obtained by telephone and fax inquiries originated by the customer or by Steiner and significant repeat sales are derived from existing customers.

         Steiner seeks to become the single supplier of laundry and dry cleaning equipment to each of its customers. Steiner currently offers over 30 lines of commercial laundry, dry cleaning and boiler systems, along with a comprehensive parts inventory consisting of over 1,000 parts and accessories. Steiner's product lines are offered under a wide range of price points to address the needs of a diverse customer base. By providing "one-stop" shopping, Steiner believes it is better able to attract and support potential customers who can choose from Steiner's broad product line.

         Steiner seeks to establish customer satisfaction by offering (1) an on-site training and preventive maintenance program performed by factory trained technicians and service managers; (2) design and layout assistance; (3) maintenance of a comprehensive parts and accessories inventory and same day or overnight availability; and (4) competitive pricing. Steiner provides a toll-free support line to resolve customer service problems and estimates that it resolves approximately 75% of the service inquiries on the first call.

         Steiner trains its sales and service employees to provide service and customer support. Steiner uses specialized classroom training, instructional videos and vendor sponsored seminars to educate employees about product information. In addition, Steiner's technical staff has prepared comprehensive training manuals, written in English and Spanish, relating to specific training procedures. Steiner's technical personnel are continuously updated and retrained as new technology is developed. Steiner monitors service technicians' continued educational experience and fulfillment of requirements in order to evaluate their competence. All of Steiner's service technicians receive service bulletins, service technicians' tips and continued training seminars.

         Facilities. Steiner's executive offices and main distribution center are housed in three leased adjacent facilities totaling approximately 47,000 square feet in Miami, Florida. Steiner believes its facilities are adequate for its present needs and that suitable space would be available to accommodate its future needs. Steiner currently has three separate leases on its facilities in Miami, Florida. The following table sets forth certain information concerning the leases at these facilities:


                            Approximate
Facility                    Sq. Ft.        Expiration         Annual Rent (1)
--------                    -------        ----------         ---------------
Miami, Florida (2)          27,000         October 2004        $88,616
Miami, Florida               8,000         Month to Month      $21,300
Miami, Florida (3)          12,000         December, 1999      $26,520
[arms length issue]

(1)      Annual rent includes 6.5% sales tax.
(2) Facility owned by William K. Steiner. The lease includes a right to renew for an additional ten-year term at a rent to be agreed upon by the parties. Steiner and the Company believe the terms of this lease are at least as favorable as could be obtained from unaffiliated third parties .
(3) Lease contains one three-year lease extension with adjustments for changes in the Consumer Price Index.

         Trademarks. Steiner is the owner of United States service mark registrations for the names Aero- Tech, Logitrol, Petro-Star, Aqua Star and Enviro-Star. Steiner intends to use and protect these or related service marks, as necessary. Steiner believes its trademarks and service marks have significant value and are an important factor in the marketing of its products.

         Competition. The laundry and dry cleaning equipment distribution business is highly competitive and fragmented with over 100 full-line or partial-line equipment distributors in the United States. Steiner's management believes that no distributor supplies more than 6% of the market and that substantially all such distributors are independently owned and, with the exception of several regional distributors, operate primarily in local markets. Competition is based on price, product quality, delivery and support services provided by the distributor to the customer. In South Florida, Steiner's principal domestic market, Steiner's primary competition is derived from two full-line distributors which operate out of the Miami area. In the export market, Steiner primarily competes with a wholesale distributor located in the Northeast and anticipates increased competition from other distributors, as the export market grows. As Steiner expands the sale of its Aero-Tech line to its distributors on a national level, it competes with over a dozen manufacturers of dry cleaning equipment whose products are distributed nationally. Steiner competes by offering an extensive product selection, value-added services, such as product inspection and quality assurance, toll-free customer support line, reliability, warehouse location, price and, with the Aero-Tech line, competitive special features and exclusivity.

         Environmental Regulations. Over the past several decades in the United States, federal, state and local governments have enacted environmental protection laws in response to public concerns about the environment. A number of industries, including the dry cleaning and laundry equipment industry, are subject to these evolving laws and implementing regulations. As a supplier to the industry, Steiner serves customers who are primarily responsible for compliance with environmental regulations. Among the federal laws that Steiner believes are applicable to the industry, are the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), which provides for the investigation and remediation of hazardous waste sites; the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), which regulates generation and transportation of hazardous waste as well as its treatment, storage, and disposal; and the Occupational Safety and Health Administration Act ("OSHA"), which regulates exposure to toxic substances and other health and safety hazards in the workplace. Most states and a number of localities have laws that regulate the environment which are at least as stringent as the federal laws. In Florida, environmental matters are regulated by the Florida Department of Environmental Protection which generally follows the Environmental Protection Agency's ("EPA") policy in the EPA's implementation of CERCLA and RCRA and closely adheres to OSHA's standards.

         Product Liability and Insurance. Steiner's business entails the risk of product liability claims. Although Steiner has not experienced any major product liability claims to date, such claims could have an adverse impact on it. Steiner maintains product liability insurance with coverage of $1,000,000 million per occurrence and a $10 million umbrella policy with a major national insurance company.

         Employees. Steiner currently employs 30 employees, of whom 3 are executive management, 10 are sales and marketing, 9 are administrative and clerical, 4 are technicians and 4 are in warehouse support. None of Steiner's employees are subject to a collective bargaining agreement, nor has Steiner experienced any work stoppages. Steiner believes that its relations with employees are excellent.

         Weissco Development, Inc. Weissco Development, Inc. ("Weissco") is a Florida corporation, wholly-owned by an Agreement Shareholder. Weissco is engaged in the business of leasing commercial space in newly constructed shopping centers and re-leasing the space to dry cleaning or laundry operators. In certain instances, Weissco will construct a dry cleaning or laundry operation and re-lease the space on a "turn-key" basis or will sell equipment to the operator. Weissco pays virtually all of its pre-tax profits to Steiner as a management fee. For the six month period ended June 30, 1998 Steiner received $150,000 in management fees from Weissco and for the twelve month period ended December 31, 1997, Steiner received $40,000 in management fees from Weissco. Pursuant to the Merger Agreement, a condition precedent to the Company's obligation to consummate the Merger is that Steiner shall have entered into an agreement with Weissco, on terms reasonably satisfactory to the Company, pursuant to which Weissco agrees to pay 100% of its pre-tax profits to the Company as a management fee.

         Executive Officers and Directors. Pursuant to the Merger Agreement, upon the consummation of the Merger the following designees of Steiner will become members of the Boards of Directors of each of the Company and Steiner:

         MICHAEL S. STEINER - Michael S. Steiner, (42), has been President and Chief Executive Officer of Steiner since 1988. He owns 50% of Steiner's Common Stock. Pursuant to the Merger Agreement he will receive 2,360,477 shares of the Company's Common Stock for his Steiner Common Stock, and will own approximately 35% of the issued and outstanding shares of the Company's Common Stock. Before joining Steiner, he was engaged as an attorney specializing in business and tax law. Pursuant to the Merger Agreement, upon consummation of the Merger, he will be President and Chief Executive Officer of each of the Company and Steiner.

         WILLIAM K. STEINER - William K. Steiner, (68), has been Chairman of the Board of Steiner since he founded the Company in 1960. He owns 50% of Steiner's Common Stock. Pursuant to the Merger Agreement he will receive 2,360,477 shares of the Company's Common Stock for his Steiner Common Stock, and will own approximately 35% of the issued and outstanding shares of the Company's Common Stock. Upon consummation of the Merger, he will be Chairman of the Boards of Directors of each of the Company and Steiner.

         [ THIRD STEINER NOMINEE ]

         [ FOURTH STEINER NOMINEE]

         Executive Compensation. Steiner has been a subchapter S Corporation under the Internal Revenue Code since June 1, 1987, and will continue that status until the Effective Date of the Merger. Upon consummation of the Merger, Michael S. Steiner will receive an annual salary at the rate of $175,000 from the Company.


              MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMPANY'S
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion should be read in conjunction with the financial statements and notes thereto contained elsewhere in this Proxy Statement.

Results of Operations

         Comparison of Year Ended June 30, 1998 Vs. June 30, 1997

         Net sales were $43,741 (1.1%) lower in fiscal year 1998 than in fiscal 1997. Reference is made to the table for information concerning sales by product lines of the Company during the two-year period ended June 30, 1998. Sales of telephone test equipment decreased by $19,934 (.6%) in fiscal 1998 from fiscal 1997, mostly due to a decrease of 42.6% in sales of transmission test equipment, which offset increases of 6.2% in outside plant test sets and 10.3% in installer's test sets. The increases in outside plant and installer's test sets were mainly attributable to the introduction and sales of new products, while the decrease in transmission test equipment sales was due to the effects of a mature product line. Sales of customer premise equipment decreased by $37,603 (31.1%) in fiscal 1998 over fiscal 1997, mainly due to a decrease in dialer sales (63.1%) which offset an increase in call handling products (87.5%). The increase in call handling products was due to newly introduced products, while the decrease in dialer sales was attributable to the reduced demand for dialers in the domestic market. Sales of miscellaneous products and services increased by $13,796 (8.6%) in fiscal 1998 over fiscal 1997, due mainly to increased sales of spare parts and repairs. The Company implemented selective price increases during the third quarter of fiscal 1998; however, because of the limited portion of the year in which the new prices were in effect, the price increases had minimal impact on reported sales.

         The Company's gross profit margin, expressed as a percentage of sales, decreased to 33.0% in fiscal 1998 from 37.8% in fiscal 1997, mainly due to a one time-write off of $105,917 for obsolete and discontinued inventory. In addition, overhead expenses increased by 9.1% due to increases in salaries, payroll expenses and depreciation which offset decreases in supplies, factory travel and freight expenses.

         Selling, general and administrative expenses increased in fiscal 1998 by $37,251 (3.1%) and as a percentage of sales to 32.5% in fiscal 1998 from 31.2% in fiscal 1997. This increase was mainly due to an increase in sales expense (9.4%) which results from increases in commissions, royalties and salaries which offset a reduction in travel and entertainment expenses. Increased sales expenses also offset a reduction in general and administrative expenses of 2.3%, which was due to reductions in most accounts except for professional fees connected with the hiring of an investment banking firm.

         A reserve of $300,000 was included in fiscal 1998 for expenses necessary to cover professional fees associated with the proposed Merger with Steiner.

         Research and development expenses were $9,306 (3.9%) lower in fiscal 1998 than in fiscal 1997, mainly due to lower salary expenses, payroll costs and supplies.

         Royalties, interest and other income increased by $3,927 (62.8%) in fiscal 1998 from fiscal 1997, mostly due to increased cash balances invested for most of fiscal 1998.

         The provision for income taxes was a credit of $150,000 or 30% of the pre-tax loss in fiscal 1998 compared to a change of $13,000 or 51.7% of the pre-tax profit in fiscal 1997.

Financial Position and Liquidity

         During the year ended June 30, 1998, cash decreased by $23,107. Cash provided by operating activities was $56,986, of which $349,670 was used to fund an operating loss, $108,000 was reserved, for deferred income taxes, $15,477 was used to reduce accounts payable and $35,070 was used by prepaid expenses . These reductions were offset by non-cash expenses of depreciation and amortization ($74,012), and decreases in accounts receivable ($64,313), and inventories

($82,192). In addition, there was an increase of $344,686 in accrued expenses primarily related to professional fees associated with the merger. The Company believes that its present cash and the cash it expects to generate from operations will be sufficient to meet operational needs in fiscal 1999.

                             THE COMPANY'S BUSINESS

         General. The Company was incorporated under the laws of the State of Delaware on June 30, 1963. Its executive offices are located at 250 South Milpitas Boulevard, Milpitas, California 95035, and its telephone number is 408-946-4600. Since its inception, the Company has been engaged in the manufacture and sale of telephone test and customer premise equipment utilized by telephone and telephone interconnect companies in the installation and maintenance of telephone equipment. Through internal research and development and through acquisition, the Company has added various product lines to its telephone test and customer premise product lines.

         Product Lines. The following table sets forth the approximate net sales of each of the Company's two products lines and of its other products and services, as a group, and the percentages which such sales bear to total net sales during each of the three years ended June 30, 1998:




                                          1998                                1997
                                          ----                                ----
                                         Amount             %                Amount                %
                                         ------            --                ------               --
                                                             (dollars in thousands)
Telephone Test
Equipment                               $3,582              93%               $3,602             93%

Customer Premise
Equipment                                   83               2%                  121              3%

Other Products and
Services                                   174               5%                  160              4%
                                           ---              ---                  ---            ---
                                        $3,839             100%               $3,883            100%

         The downsizing of the Regional Bell Operating Companies ("RBOCs") during the past several years has reduced the number of Telecom craft personnel who are potential users of the Company's test equipment and, accordingly, the Company's sales. To reduce the impact that has occurred as a result of the downsizing of the RBOCs, through research and development, the Company has begun introducing new products aimed at reducing its dependence on the RBOCs and is entering into new markets, principally the public utility and data industry, for its existing and new products.

         Telephone Test Equipment. The Company manufactures and sells a line of telephone test equipment which includes portable test sets, which are designed for use in locating high resistance faults resulting from moisture in exchange cables and by cable splicers on exchange and toll cables for identification of cable wires and other tone-testing purposes; linemen's rotary and/or touch-tone testing handsets and portable line test sets for use by telephone installers, repairmen and central office personnel; hand and pole exploring coils which are used in cable fault finding; solid state conversion amplifier kits; Volt-Ohmmeter test sets; and Cable Hound(R), a portable electronic unit that locates and determines the depth of underground cable and metal pipes primarily for the telephone, utility and construction industries.

         In addition, the Company manufactures a line of transmission test equipment used in telephone company central office installations by operating companies, long distance telephone resellers and large companies who own their own networks. Among these products are digital and analog rack-mounted test systems, portable transmission test sets, remote test systems and fiber optic test sets.

         Customer Premise Equipment. The Company manufactures and markets a line of telephone station and peripheral products, including telephone call sequencers (which answer calls on up to 12 incoming unattended lines, provide the caller with an appropriate message and place the calls in queue until answered by an attendant) and a line of digital announcers (which provide a pre-programmed message with the ability to ring through at the end of the message if so desired by the caller). This product line also includes a series of specialty telephone products, including call diverters (call forwarding devices used both by end-users and in telephone company central offices), speed dialers, specialty telephones and amplified handsets for the hearing impaired.

         In addition, the Company has begun distributing a line of Channel Service Units/Data Service Units (CSU/DSU) for the data industry. These devices are used to terminate a digital channel on a customer's premises and enable computer data to be transmitted and received at high speeds over the telephone line without the use of a modem.

         Other Products and Services. In addition, the Company sells a variety of accessory products, primarily head sets and alligator clips. The Company also sells spare parts for its product lines and provides repair services for its products.

         Methods of Distribution. The Company presently sells its products through its own regional sales managers and sales representatives who assist the Company's national telephone equipment distributors. Sales managers are presently based in Georgia and California. In addition, the Company maintains an in-house sales staff at its facilities in Milpitas, California.

         Competition. Competition is high with respect to each of the Company's product lines. However, as the products contained in such lines are varied and similar products contain varying features, neither the Company nor any of its competitors is a dominant factor in any product line market, except for linemen's test sets for which Dracon, a division of Harris Corporation, is dominant.

         The principal method of competition for each of the Company's products is price and product features, with service and warranty having a relatively less significant impact. The Company believes its product lines are competitively priced. Many of the Company's competitors have greater financial resources and have more extensive research and development and marketing staffs than the Company.

         Raw Materials. The basic materials used in the manufacture of the Company's telephone test equipment and telephone station and peripheral telephone equipment consist of electronic components. The Company utilizes many suppliers and is not dependent on any supplier. Its raw materials generally are readily available from numerous suppliers.

         Patents and Trademarks. The Company has obtained a number of patents and has a number of trademarks which are used to identify its product lines. No patent or trademark is considered to be material to the Company's overall operations. The Company also pays royalties to third parties under arrangements permitting the Company to manufacture various items in its product lines.

         Principal Customers. The Company is not dependent upon any single customer. However, North Supply Company, a national distributor of telephone products, accounted for approximately 15% and 19% of the Company's net sales for the years ended June 30, 1998 and 1997, respectively. The Company believes that, should it for any reason lose this distributor, the Company would not be adversely impacted since these sales would be absorbed by other distributors.

         Research  and  Development.  The  Company is  regularly  engaged in the design of new products and improvement of existing products for all of its product lines. The amount specifically allocated to research and development activities in fiscal 1997 and 1998, principally salaries, was $238,061, and $228,755 respectively. All research and development is Company-sponsored, except for products designed for the Company by unaffiliated third parties compensated by either a lump-sum payment or on a royalty basis.

         The Company intends to continue its policy of reviewing potential acquisitions of new product lines, additional products for its existing product lines and the enhancement of its production and distribution capabilities. Such acquisitions could lead to the issuance of notes, use of the general working capital of the Company and/or issuance of shares of the Company's capital stock.

         Compliance with Environmental and Other Governmental Laws and Regulations. Certain of the Company's customer premise equipment products that connect to public telephone networks need Federal Communications Commission (or, in the case of foreign sales, the equivalent agency in the foreign country in which they will be sold) approval prior to their sale. The Company does not believe that compliance with Federal, state and local environmental and other laws and regulations which have been adopted have had, or will have, a material effect on its capital expenditures, earnings or competitive position.

         Employees. As of August 31, 1998, the Company had in its employ 31 persons on a full-time basis. Of these, 19 were engaged in production, 3 in engineering, 5 in sales and 4 in administration.

         Foreign and Government Sales. Export sales were approximately $252,000 and $189,000 in fiscal 1997 and 1998, respectively. Such export sales were made principally to Europe, Canada and South America. Most export sales are made primarily through distributors and agents. Foreign sales are affected by the strength of the United States dollar. Revenues from sales to the United States government (none of the contracts relating thereto being subject to renegotiation of profits or termination at the election of the government) are immaterial.

         Properties. The Company's manufacturing operations are conducted in approximately 21,500 square feet of space in Milpitas, California (which includes warehouse and administrative facilities and which, since September 1, 1996, has also housed the Company's executive offices ) under a lease expiring on March 31, 1999. The Company believes its facilities, including machinery and equipment, are suitable and adequate for its present operations. The Company does not anticipate unusual capital expenditures due to aging, repair or replacement of machinery and equipment.

                                 PROPOSAL NO. 2

             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

         On June 25, 1998, the Company's Board of Directors voted to adopt an amendment to the Company's Certificate of Incorporation (the "Proposed Amendment"). A copy of the Proposed Amendment is attached to this Proxy Statement as Exhibit C and is incorporated herein by this reference. The Proposed Amendment would increase the number of authorized shares of the Company's Common Stock from 6,000,000 to 15,000,000.

         Adoption of the Proposed Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. It is a condition precedent to Steiner's obligation to consummate the Merger that the Proposed Amendment be adopted. See "THE MERGER Terms of the Merger Agreement - Conditions to Closing." The Board of Directors recommends a vote "FOR" adoption of the Proposed Amendment. The Proposed Amendment, if adopted, will become effective only upon consummation of the Merger.

         As noted above, the Proposed Amendment, if adopted, will increase the number of authorized shares of the Company's Common Stock from 6,000,000 to 15,000,000. As of the date of this Proxy Statement, there were 2,054,046 shares of the Company's Common Stock issued and outstanding. Upon consummation of the Merger, an additional 4,720,954 shares of the Company's Common Stock will be issued, increasing the outstanding shares of the Company's Common Stock to 6,775,000. Therefore, the Merger could not be effected without increasing the number of authorized shares of the Company's Common Stock. In addition to the shares of the Company's Common Stock that will be issued and outstanding upon the consummation of the Merger, options for up to 725,000 shares of the Company's Common Stock will have been issued pursuant to the Company's option plans (see "PROPOSAL NO. 4 - AMENDMENT OF THE 1991 Plan"), and 100,000 shares will be issued to Slusser. See "THE MERGER - Background of the Proposed Merger Opinion of the Company's Financial Adviser." The Company would then have available for future use approximately 7,400,000 shares of the Company's Common Stock that are both unissued and unreserved. The Company has no present intended use for the shares of the Company's Common Stock which are being authorized in connection with the Proposed Amendment but which will remain unissued and unreserved after consummation of the Merger.

         The Board considers the size of the proposed increase in the number of authorized shares of the Company's Common Stock desirable, as it gives the Board the necessary flexibility to issue Common Stock in connection with, among other possible uses, stock dividends and splits, acquisitions, financings, and for other general corporate purposes, without incurring the expense and delay incident to obtaining stockholder approval of an amendment to the Company's then existing certificate of incorporation increasing the number of authorized shares of the Company's Common Stock at the time of such action (except as may be required for a particular issuance by applicable law or by the rules of any national securities association or stock exchange on which the Company's Common Stock may then be listed). The authorization of the additional shares could enable the Board of Directors of the Company to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. However, after the consummation of the Merger the composition of stock ownership will make it impracticable for an unaffiliated third party to attempt a hostile takeover of the Company, since Steiner's shareholders, Michael S. Steiner and William K. Steiner, would beneficially own, individually, approximately 69% of the Company's Common Stock. See "THE MERGER - Information Concerning Steiner - Executive Officers and Directors".

                                 PROPOSAL NO. 3
                           AMENDMENT OF THE 1991 PLAN

         On June 25, 1998, the Company's Board of Directors voted to amend the Company's 1991 Stock Option Plan (as amended by its shareholders on October 25,
1996) (the "1991 Plan"). The 1991 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees) of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The proposed amendment would increase the number of incentive stock options that a stock option committee would be allowed to issue from 250,000 to 850,000, of which, pursuant to the Merger Agreement, incentive stock options would be granted to current employees of Steiner, other than Steiner's shareholders, to purchase up to 500,000 shares of the Company's Common Stock, depending on the market value of the Company's Common Stock on the date of consummation of the Merger, at an exercise price of the greater of fair market value per share on the Closing Date or $1.00 per share. Options for 145,000 shares of the Company's Common Stock have been granted under the 1991 Plan. Accordingly, upon the granting of options to Steiner's employees for 500,000 shares of the Company's Common Stock, options granted under the 1991 Plan for an aggregate of 645,000 shares of the Company's Common Stock will be outstanding. In addition, options are outstanding for 80,000 shares of the Company's Common Stock granted to non-employee directors under 1984 and 1994 non-employee director stock option plans.

         The approval of the amendment to the 1991 Plan will require the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting. It is a condition precedent to Steiner's obligation to consummate the Merger that the amendment to the 1991 Plan be approved. See "THE MERGER - Terms of the Merger Agreement - Conditions to Closing." The Board of Directors recommends a vote "FOR" approval of the 1991 Plan.

         The following summary of certain material features of the 1991 Plan does not purport to be complete.

Description of the 1991 Plan

         The purpose of the 1991 Plan is to promote the interests of the Company and to provide participants with a proprietary interest in the Company. All key employees of the Company and Steiner will be eligible to receive options under the 1991 Plan.

         The 1991 Plan is administered by a committee comprised of members of the Compensation Committee (the "Committee") appointed by the Board of Directors (the "Board of Directors"). The Committee has authority, subject to the terms of the 1991 Plan, to determine when and to whom to make grants of options, the number of shares to be covered by the grants, the types and terms of options, and the exercise price of options and to prescribe, amend and rescind rules and regulations relating to the 1991 Plan.

         In addition, the Board of Directors may amend, alter, suspend, discontinue or terminate the 1991 Plan at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval would
(a) change the class of those eligible to receive options, (b) increase the maximum number of shares of Common Stock for which options may be granted under the 1991 Plan, (c) extend the term of the 1991 Plan or (d) materially increase the benefits to participants under the 1991 Plan. No termination, suspension or amendment of the 1991 Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the 1991 Plan prior to the termination or suspension of the 1991 Plan nevertheless shall continue after such termination or during such suspension.

         Under the terms of the 1991 Plan, "incentive stock options" ("ISOs"), within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NSOs") may be granted to eligible employees. Shares subject to issuance under the 1991 Plan may be authorized and unissued shares or treasury shares.

         Each ISO may be exercised over a period determined by the Committee in its discretion, but not to exceed 10 years from the date of grant. In addition, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (a "10% Stockholder"), the exercise period for an ISO may not exceed five years from the date of grant. In the case of a NSO, the exercise period shall in all cases be determined by the Committee.

         The exercise price of an option may not be less than the fair market value of the shares of the Common Stock on the date of grant, except that, in the case of an ISO granted to a 10% Stockholder, the option exercise price may not be less than 110% of such fair market value on the date of grant.

         If the employment of the grantee terminates for any reason, other than by reason of death or disability, options may be exercised by the grantee within the three-month period following the date of grant, or, if the grantee is terminated for cause or the grantee's employment terminates without the consent of the Company, the options shall become null and void. If the grantee dies or becomes disabled while employed, all outstanding awards, to the extent then vested, may, generally, be exercised by the grantee within one year after the grantee's termination by reason of disability or, in the event of the grantee's death, by the person or persons to whom the grantee's rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by a grantee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by the grantee.

         The shares of Common Stock purchased pursuant to an option may be paid in cash, by certified check or, if and to the extent provided by the Committee, by broker's advance or by delivery of previously acquired shares of Common Stock with a fair market value equal to the total purchase price, or in a combination of such methods.

1 BOOK VALUE AND INCOME (LOSS) PER SHARE DATE FOR STEINER IS BASED UPON NOTWITHSTANDING ANY OTHER PROVISION OF THE 1991 PLAN, IN THE EVENT OF ANY CHANGE IN THE OUTSTANDING COMMON STOCK BY REASON OF A STOCK DIVIDEND, STOCK SPLIT, STOCK COMBINATION, RECAPITALIZATION, MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION, REORGANIZATION OR THE LIKE, THE AGGREGATE

         NUMBER AND KIND OF SHARES SUBJECT TO THE 1991 PLAN, THE AGGREGATE NUMBER AND KIND OF SHARES SUBJECT TO EACH OUTSTANDING OPTION AND THE EXERCISE PRICE THEREOF SHALL BE APPROPRIATELY ADJUSTED BY THE BOARD OF DIRECTORS, WHOSE DETERMINATION SHALL BE CONCLUSIVE.

         IN THE EVENT OF (A) THE LIQUIDATION OR DISSOLUTION OF THE COMPANY, (B) A MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION, OR (C) ANY OTHER CAPITAL REORGANIZATION IN WHICH MORE THAN 50% OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS ARE EXCHANGED, OUTSTANDING OPTIONS SHALL TERMINATE, UNLESS OTHER PROVISION IS MADE THEREFOR IN THE TRANSACTION.

New Plan Benefits

         Options granted under the 1991 Plan are determined by the Committee in its sole discretion as described above. Accordingly, the individual awards are not determinable.

Federal Income Tax Consequences of Participation in the 1991 Plan

         The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the 1991 Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

         No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under sections 28OG and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

         Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in
                                      -62-
advance by the Board of Directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

         The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

         The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be taken into account in determining alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under sections 28OG and 162(m) of the Code for compensation paid to executives designated in those sections.

         The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

                     PROPOSAL NO. 4 - ELECTION OF DIRECTORS

Nominees for Election as Directors

         The Board of Directors of the Company currently consists of four members. All of the directors are elected annually and hold office until the next succeeding Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is intended that the persons named in the proxy as proxies will, except as noted below, vote "FOR" the election of the following nominees as directors:

                                    Michael Epstein
                                    Lloyd Frank
                                    Venerando J. Indelicato
                                    Michael Michaelson

         Each of the foregoing persons currently serves as a director of the Company and was most recently elected as such at the Annual Meeting of Stockholders held on November 5, 1997. The Board of Directors of the Company does not contemplate that any of such nominees will become unable to serve. If, however, any of such nominees should become unable to serve before the Meeting, proxies solicited by the Board of Directors will be voted by the persons named as proxies therein in accordance with the best judgment of such proxies.

         Notwithstanding the foregoing, upon consummation of the Merger the Company's Board of Directors would consist of six members, two of whom have been designated by the Company and four of whom have been designated by Steiner. Messrs. Indelicato and Frank are the Company's designees as directors, and would therefore continue as directors of the Company after the Effective Time of the Merger. Messrs. Epstein and Michaelson would, by virtue of the Merger Agreement and the Certificates of Merger to be filed thereunder, be removed from the Company's Board of Directors at the Effective Time. If for whatever reason the Merger does not occur, Messrs. Epstein and Michaelson would continue to hold office as directors of the Company as set forth above.

         The following table sets forth the name, age, business experience for the past five years and other directorships of each of the Company's directors:

Name, Age and Other Positions,                  Period Served as Director and
if any, with the Company                        Business Experience Past 5 Years
-----------------------------------             --------------------------------

Michael Epstein, 60                              Director from August 1990 until
                                                 September 1991 and continuously
                                                 since January 1, 1994. Has been
                                                 an  independent  investor since
                                                 December  1995.  For more  than
                                                 five years prior  thereto,  was
                                                 an  investment  banker with the
                                                 investment   banking   firm  of
                                                 Allen & Company Incorporated.

Lloyd Frank, 73                                  Director since 1977. Has been a
                                                 member    of   the   law   firm
                                                 Secretary   of  Parker   Chapin
                                                 Flattau & Klimpl,  LLP for more
                                                 than the past five  years.  The
                                                 Company  retained Parker Chapin
                                                 Flattau  &  Klimpl  during  the
                                                 Company's  last fiscal year and
                                                 is  retaining  that firm during
                                                 the  Company's  current  fiscal
                                                 year.   Also,   serves   as   a
                                                 director         of        Park
                                                 Electrochemical Corporation.

Venerando J. Indelicato, 65                      Director  since 1966.  Has been
                                                 President     and     Treasurer
                                                 President  and Treasurer of the
                                                 Company  for more than the past
                                                 five years. Michael Michaelson,
                                                 75  Director  since  1978.  Has
                                                 been an independent  publishing
                                                 and  marketing  consultant  for
                                                 more  than  the  past 5  years.
                                                 Also  serves as a  director  of
                                                 Allied Devices Corp. and Retail
                                                 Entertainment Group, Inc.

Meetings of the Board of Directors

         During the Company's fiscal year ended June 30, 1998, its Board of Directors held five meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served which were held that fiscal year.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee, whose members are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson, is authorized to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, matters of concern to the independent auditors resulting from the audit, and the results of the independent auditors' review of internal accounting controls. This committee is also authorized to nominate independent auditors, subject to approval by the Board of Directors. The Audit Committee held one meeting during the year ended June 30, 1998.

         The members of the Compensation Committee are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson. This committee approves salaries of all employees of the Company in excess of $50,000 per annum and bonuses to persons whose annual compensation (including bonuses) would exceed $50,000 per annum, administers (including granting options under) the 1991 Plan, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee held one meeting during the year ended June 30, 1998.

Executive Officers

         The following sets forth the name, age and business experience for the past five years of each of the Company's executive officers, together with all positions and offices held with the Company by such executive officers. Officers are appointed to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been elected and have qualified:

         Venerando J. Indelicato has served as President, Treasurer and a Director of the Company since 1966.

         Richard Wildman has served as Executive Vice-President of the Company since 1996.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information, as at September __, 1998, with respect to the shares of Common Stock which are beneficially owned by (i) any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation", below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                               Amount and
                                               Nature of
                                               Beneficial                Percent
Beneficial Owner                               Ownership (1)             of Class (2)
----------------                               -------------             ------------

Venerando J. Indelicato                       259,150(3)                      12.3%
12307 Marblehead Drive
Tampa, FL 33626

Madeline Indelicato                           136,219(4)                       6.5%
12307 Marblehead Drive
Tampa, FL 33626

Norma Beidler                                 154,246                          7.5%
R.D. 1
Accord, N.Y. 12404

Barry Traub                                   118,492(5)                       5.8%
243 Vallejo Street
San Francisco, CA 94111

Michael Michaelson                            127,900(6)(7)                    6.2%
135 East 71st Street
New York, N.Y. 10021

Michael Epstein                                17,500(8)                          *
7 Northwood Court
Woodbury, N.Y. 11797

Lloyd Frank                                    32,625(6)(9)                    1.6%
25 Central Park West
New York, N. Y. 10023

Richard Wildman                                23,750(10)                      1.2%
210 Likely Drive
Alamo, CA 94507
Executive officers and                        460,925(11)                     22.4%
directors as a group
(5 persons)
------------------------

1. Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

2. Asterisk indicates less than one percent.

3. Includes 432 shares owned jointly with his wife, Madeline Indelicato, and 50,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted to Mr. Indelicato under the Company's 1991 Stock 1991 Plan. Excludes all shares owned beneficially by Mrs. Indelicato referred to below in this table (except the aforementioned 432 shares), as to which Mr.
    Indelicato disclaims beneficial ownership.

4. Includes 432 shares owned jointly with her husband, Venerando J. Indelicato. Excludes all shares owned beneficially by Mr. Indelicato referred to above in this table (except the aforementioned 432 shares), as to which Mrs. Indelicato disclaims beneficial ownership.

5. Includes 100,000 shares owned by a partnership in which Mr. Traub is the sole general partner.

6. Includes 20,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to stock option contracts between the Company and such non-employee director which were approved by stockholders and 10,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to the Company's 1994 Non-Employee Director Stock 1991 Plan.

7. Excludes 41,364 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Michaelson's wife, as to which Mr. Michaelson disclaims beneficial ownership.

8. Represents the portion of options granted pursuant to the Company's 1984 and 1994 Non-Employee Director Stock 1991 Plans which are exercisable within 60 days after September 1, 1998.

9. Excludes 21,494 shares (1.0% of the Company's outstanding Common Stock) owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

10. Includes 18,750 shares which are not outstanding but which are subject to issuance upon exercise of the portion of options granted to Mr. Wildman under the Company's 1991 Stock 1991 Plan which are presently exercisable or exercisable within 60 days after September 1, 1998.

11. Includes 146,250 shares which are not outstanding but which are subject to issuance upon exercise of the portion of options which are presently exercisable or exercisable within 60 days after September 1, 1998. Excludes 198,645 shares (9.7% of the Company's outstanding Common Stock) owned by spouses of the Company's executive officer and directors, as to which such executive officers and directors disclaim beneficial ownership.

Executive Compensation

    The following table sets forth information concerning the compensation of Venerando J. Indelicato, the Company's Chief Executive Officer and Richard Wildman, the Company's Executive Vice President, the Company's only executive officers whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 1998, for services in all capacities to the Company during the Company's 1998, 1997 and 1996 fiscal years:


                                                                                 Long-Term
                                             Annual Compensation               Compensation
                                    All Other
Name and Principal Position             Year          Salary            Options#    Compensation
---------------------------             ----          ------            -------     ------------

Venerando J. Indelicato                 1998           $172,676(1)        --            $9,000(2)
   President and Chief                  1997           $172,676           --            $9,000
   Executive Officer                    1996           $172,640           --            $9,000

Richard Wildman                         1998           $152,423           --            $9,000(2)
   Executive Vice President             1997            $94,711           50,000        $5,038

(1)          The  Company  is a  party  to  an  Employment  Agreement  with  Mr.
             Indelicato pursuant which he serves as Chief Executive Officer of the Company at an annual salary of $173,000, subject to increase and bonuses in the discretion of the Company's Board of Directors, for a term expiring on June 30, 2001.

(2)          "All Other  Compensation"  for fiscal  1998  includes  (i)  $6,000, representing the Company's contribution allocated to Messrs. Indelicato and Wildman under the Company's Profit Sharing Plan in fiscal 1998 and (ii) $3,000, which was the Company's matching contribution in fiscal 1998 to Messrs. Indelicato's and Wildman's deferred compensation under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

Compensation of Directors

    Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

    Pursuant to the Company's 1994 Non-Employee Director Stock 1991 Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently becomes a non-employee director is also to be granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for
                                      -69-
a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

1998 Fiscal Year-End Option Values

    No options were granted to Mr. Indelicato or Mr. Wildman during the Company's fiscal year ended June 30, 1998 and neither Mr. Indelicato nor Mr. Wildman acquired shares upon the exercise of stock options during the Company's fiscal year ended June 30, 1998. The following table contains information concerning the number and value, at June 30, 1998, of unexercised options held by Messrs. Indelicato and Wildman:


                                                               Value of
                                  Number of                   Unexercised
                                  Unexercised                 In-the-Money
                                  Options Held at             Options Held at
                                  Fiscal Year-End             Fiscal Year-End
                                  (Exercisable/               (Exercisable/
Name                              Unexercisable)              Unexercisable)(1)
----                              ----------------            ------------------

Venerando J. Indelicato           50,000/0                    $14,125/$0
Richard Wildman                   12,500/37,500               $ 4,297/$12,891


(1) At fiscal year end, the market value of such shares (the mean between the low bid and high asked quotations on the NASDAQ Stock Market) exceeded the exercise price of the underlying shares.

                              FINANCIAL STATEMENTS

         The Company's audited financial statements as of June 30, 1997 and 1998, and for the years ended June 30, 1997 and 1998, are annexed hereto. Steiner's unaudited financial statements as of June 30, 1998 and for the six months ended June 30, 1998, and Steiner's audited financial statements as of December 31, 1996 and 1997, and for the years ended December 31, 1996 and 1997 are annexed hereto. An "Index to Financial Statements" is set forth on the last two pages of this Proxy Statement, and is immediately followed by the aforesaid financial statements.


                             INDEPENDENT ACCOUNTANTS

         Grant Thornton LLP, independent public accountants, have audited the financial statements of the Company since 1985. The selection of Grant Thornton LLP was based upon the recommendation of the Board's Audit Committee, which reviewed the professional competence of the firm and its audit scope. The Board selects the Company's independent accountants each year upon the recommendation of the Board's Audit Committee. BDO Seidman, independent public accountants, have audited the financial statements of Steiner since 1993. The election of BDO Seidman was based upon the recommendation of the management of Steiner, who reviewed the professional competence of the firm and its audit scope. Assuming that the Merger is consummated, the Company's Board of Directors will meet after the Merger to determine the Company's independent accountants for the year ending June 30, 1999.

         A representative of Grant Thornton LLP will be present at the Meeting to respond to appropriate questions of stockholders and to make a statement if he so desires. A representative of BDO Seidman will also be present at the Meeting to respond to appropriate questions of stockholders regarding Steiner and to make a statement if he so desires.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders, which the Company contemplates holding in September, 1999, must be received at the company's principal executive offices located at 250 South Milipitas Boulevard, Milipitas, California 95035, on or before ______, 1999 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their judgment on such matters.

         Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 1998, which the Company has filed with the Securities and Exchange Commission, by writing Lloyd Frank, Secretary, Metro-Tel Corp., 250 South Milipitas
Boulevard, Milipitas, California 95035.

                                           By Order of the Board of Directors,


                                           Lloyd Frank, Secretary

Date: September   , 1998
                                      -72-

                          INDEX TO FINANCIAL STATEMENTS


                                                                   Page Numbers
                                                                   ------------

                                 METRO-TEL CORP.

Report of Independent Certified Public Accountants                        F-2

Balance Sheets as of                                                      F-3
         June 30, 1997 and June 30, 1998

Statements of Operations for the years ended                              F-5
         June 30, 1997 and 1998

Statement of Changes in Stockholders' Equity                              F-6

Statements of Cash Flows for the years ended                              F-7
         June 30, 1997 and 1998

Notes to Financial Statements for the                                     F-8
         years ended June 30, 1997 and 1998

                             STEINER-ATLANTIC CORP.

Report of Independent Certified Public Accountants                        F-2

Balance Sheets at December 31, 1997                                       F-3
         and June 30, 1998 (unaudited)

Statements of Income for the years ended December 31, 1996 and 1997       F-4
         and for the six months ended June 30, 1997 and 1998 (unaudited)

Statements of Shareholders Equity for the years ended December 31, 1996   F-5
         and 1997 and for the six months ended June 30, 1998 (unaudited)

Statements of Cash Flows for the years ended December 31, 1996 and 1997 F-6 and for the six months ended June 30, 1997 and 1998 (unaudited)

Summary of Significant Accounting Policies                                F-7

Notes to Financial Statements                                            F-10

                                 METRO-TEL CORP.
                         Index to Financial Statements


Report of Independent Certified Public Accountants                  F-2

Balance Sheets as of                                                F-3
         June 30, 1997 and June 30, 1998

Statements of Operations for the years ended                        F-5
         June 30, 1997 and 1998

Statement of Changes in Stockholders' Equity                        F-6
         for the years ended June 30, 1997 and 1998

Statements of Cash Flows for the years ended                        F-7
         June 30, 1997 and 1998

Notes to Financial Statements for the                               F-8
         years ended June 30, 1997 and 1998

               Report of Independent Certified Public Accountants
               --------------------------------------------------







Board of Directors and Stockholders
Metro Tel Corp.

We have audited the accompanying balance sheets of Metro Tel Corp. as of June 30, 1997 and 1998, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metro Tel Corp. as of June 30, 1997 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Grant Thornton LLP

San Jose, California
August 10, 1998
                                       F-2

                                 Metro Tel Corp.

                                 BALANCE SHEETS

                                    June 30,



                                     ASSETS

                                                                                         1997            1998
                                                                                         ------          -----
CURRENT ASSETS

   Cash and cash equivalents                                                             $   498,615    $   475,508

   Trade receivables, net of allowance for doubtful accounts of

      $10,000 in 1997 and 1998                                                               550,457        486,144

   Inventories                                                                             1,516,339      1,434,147

   Prepaid expenses and other                                                                43,696          78,766
                                                                                      --------------     ---------------

              Total current assets                                                         2,609,107      2,474,565

DEFERRED INCOME TAXES                                                                         27,000        133,000


PROPERTY AND EQUIPMENT - AT COST

   Machinery and equipment                                                                   486,683        566,732

   Furniture and fixtures                                                                     76,883         76,927

   Leasehold improvements                                                                     8,765           8,765
                                                                                     ---------------     ---------------

                                                                                            572,331         652,424
Less accumulated depreciation and amortization                                              457,671         501,078
                                                                                     ---------------     ---------------

                                                                                            114,660        151,346
OTHER ASSETS

   Goodwill, net of accumulated amortization of $399,255 in 1997                             793,444        763,628
     and $429,071 in 1998
   Other, net                                                                                 10,465          9,676
                                                                                     ---------------     ---------------

                                                                                            803,909         773,304

                                                                                         $3,554,676      $3,532,215
                                                                                     ================   ================



              The accompanying notes are an integral part of these
                                  statements.

                                 Metro Tel Corp.

                           BALANCE SHEETS (continued)

                                    June 30,



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                    1997             1998
                                                                   ------            ----
CURRENT LIABILITIES

   Accounts payable                                               $    212,171    $    196,694

   Accrued liabilities                                                 171,880         216,566

   Accrued expenses related to pending acquisition                          -          300,000
                                                               ---------------     ------------

              Total current liabilities                                384,051         713,260

DEFERRED INCOME TAXES                                                    7,000           5,000


COMMITMENTS AND CONTINGENCIES                                                 -               -


STOCKHOLDERS' EQUITY

   Common stock, 6,000,000 shares authorized,

      2,080,296 shares issued and 2,054,046 shares

      outstanding in 1997 and 1998                                      52,007          52,007

   Additional paid-in capital                                        2,152,423       2,152,423

   Retained earnings                                                 1,027,945         678,275
                                                               ---------------     -------------

                                                                     3,232,375       2,882,705
   Less 26,250 shares of treasury stock - at cost                     (68,750)        (68,750)
                                                               ---------------     -------------

                                                                    3,163,625        2,813,955

                                                                  $ 3,554,676      $ 3,532,215
                                                               ===============     ==============



              The accompanying notes are an integral part of these
                                  statements.
                                       F-4

                                 Metro Tel Corp.

                            STATEMENTS OF OPERATIONS

                              Years ended June 30,



                                                                    1997             1998
                                                                   ------            ----

Net sales                                                          $ 3,882,818     $ 3,839,077

Cost of goods sold                                                   2,413,529       2,570,561
                                                                --------------     ---------------


           Gross profit                                              1,469,289       1,268,516


Selling, general and administrative expenses                         1,212,361       1,249,612

Expenses related to pending acquisition                                       -        300,000

Research and development                                               238,061         228,755

Interest and other income                                               (6,254)        (10,181)
                                                               ----------------  ---------------

                                                                    1,444,168        1,768,186

           Earnings (loss) before provision for income taxes           25,121         (499,670)


Provision for income taxes                                             13,000         (150,000)
                                                               ---------------   ---------------


           NET EARNINGS (LOSS)                                   $     12,121    $    (349,670)
                                                               ===============   ===============


Earnings (loss) per common share - Basic and diluted                     $.01           $(.17)

Weighted average number of common shares outstanding -

   Basic and diluted                                                 2,025,711       2,054,046



              The accompanying notes are an integral part of these
                                  statements.

                                 Metro Tel Corp.

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                       Years ended June 30, 1997 and 1998



                                          Common Stock           Additional
                                        $.025 Par Value           Paid-in        Retained      Treasury
                                       Shares        Amount       Capital        Earnings        Stock         Total
                                       ------        ------      ----------      ---------     ---------       -----

Balance at July 1, 1996                 2,030,296     $50,757      $2,107,173     $1,015,824    $(68,750)      $3,105,004


   Net earnings                                 -           -               -         12,121            -          12,121


   Stock options exercised                50,000        1,250          45,250              -            -          46,500
                                   -------------    ------------- ------------- -------------  ------------- --------------


Balance at June 30, 1997                2,080,296      52,007       2,152,423      1,027,945     (68,750)       3,163,625


   Net loss                                    -            -               -      (349,670)            -       (349,670)
                                   --------------   ------------- ------------- -------------  ------------- -------------


Balance at June 30, 1998               2,080,296      $52,007      $2,152,423    $   678,275    $(68,750)      $2,813,955
                                   ==============  =============  ============== ============  =============  ============



              The accompanying notes are an integral part of these
                                  statements.

                                 Metro Tel Corp.

                            STATEMENTS OF CASH FLOWS

                              Years ended June 30,



                                                                                 1997          1998
                                                                                ------         ----

Cash flows from operating activities:

   Net earnings (loss)                                                           $  12,121    $(349,670)

   Adjustments to reconcile net earnings (loss) to net cash provided by operating activities

        Depreciation and amortization                                               66,558        74,012

        Deferred income taxes                                                      (3,000)     (108,000)

        (Increase) decrease in operating assets:

           Trade receivables                                                       165,646        64,313

           Inventories                                                           (102,960)        82,192

           Prepaid expenses and other assets                                      (18,345)      (35,070)

        Increase (decrease) in operating liabilities:

           Accounts payable                                                          2,203      (15,477)

           Accrued liabilities                                                     (2,324)        44,686

           Accrued expenses related to pending acquisition                               -       300,000

           Income taxes payable                                                   (18,866)             -
                                                                              ------------      ---------

              Net cash provided by operating activities                            101,033        56,986

Cash flows from investing activities:

   Capital expenditures                                                           (60,842)      (80,093)


Cash flows from financing activities:

   Issuance of common stock                                                        46,500              -
                                                                              ------------    ----------


        NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        86,691      (23,107)


Cash and cash equivalents at beginning of year                                    411,924        498,615
                                                                               -----------     ----------


Cash and cash equivalents at end of year                                         $498,615      $ 475,508
                                                                                ==========     ==========


Supplemental disclosure of cash flow information:

   Cash paid during the year for:

      Income taxes                                                               $  60,127   $     1,989



              The accompanying notes are an integral part of these
                                  statements.

                                 Metro Tel Corp.

                          NOTES TO FINANCIAL STATEMENTS

                             June 30, 1997 and 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Metro Tel Corp. (the "Company") is a Delaware corporation engaged principally in the manufacture and sale of telephone test equipment and customer premise equipment, as well as related accessories. The principal market for the Company's products is the United States. A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:

         1.       Revenue Recognition

                  Sales are recorded as products are shipped.

         2.       Inventories

                  Inventories are stated at the lower of cost or market. Cost is principally determined by the weighted average method, which approximates the first-in, first-out ("FIFO") method.

         3.       Property and Equipment

                  Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives (generally 5 to 10 years), on a straight-line basis. Depreciation and amortization of property and equipment was $36,740 and $43,407 in fiscal 1997 and 1998, respectively.

         4.       Goodwill

                  Goodwill, representing cost in excess of the book value of net assets acquired, is being amortized on a straight-line basis over a period of 40 years. On an ongoing basis, management reviews the valuation and amortization of goodwill to determine possible impairment by comparing the carrying value to the undiscounted future cash flows of the related assets.

         5.       Income Taxes

                  Deferred income taxes are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities and loss carryforwards and tax credit carryforwards for which income tax benefits are expected to be realized in future years. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that all, or some portion, of such deferred tax assets will not be realized. The effect on deferred

                                 Metro Tel Corp.

                             June 30, 1997 and 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  taxes of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

         6.       Earnings (Loss) Per Common Share

                  The Company has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share, for all periods presented. SFAS No. 128 requires a dual presentation of basic and diluted earnings per share ("EPS").

                  Basic earnings (loss) per common share is based upon the weighted average number of shares of common stock outstanding during the year. Common stock equivalents are included in the weighted average number of common shares outstanding, for purposes of calculating diluted earnings per share, when their effect is dilutive. The effect of common stock equivalents on earnings (loss) per share is anti-dilutive in 1997 and 1998. The adoption of SFAS No. 128 for fiscal 1997 had no impact on previously reported earnings per share.

         7.       Cash and Cash Equivalents

                  The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents for purposes of the statement of cash flows.

         8.       Principal Customers

                  The Company sells its products principally to companies in the telecommunications industry and to distributors, with its credit risk being dependent on the economic conditions of the industry and generally prevailing economic conditions. The Company performs ongoing credit evaluations of its customers and does not generally require collateral. Sales to two customers accounted for 19% and 10% of total sales for fiscal 1997 and 15% and 11% of total sales for fiscal 1998. Two customers accounted for 18% and 16% of trade receivables at June 30, 1997 and 15% and 13% of trade receivables at June 30, 1998.

         9.       Use of Estimates

                  In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

                                 Metro Tel Corp.

                             June 30, 1997 and 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - INVENTORIES

The components of inventories are summarized as follows:

                                                      June 30,
                                               ----------------------
                                               1997              1998
                                               ----              ----

Raw materials                                 $692,368          $640,414
Work-in-process                                232,818           289,498
Finished goods                                 591,153           504,235

                                            $1,516,339        $1,434,147
                                            ==========        ==========

NOTE C - STOCK OPTIONS

         The Company has in effect a 1991 Stock Option Plan and a 1994 Non-Employee Director Stock Option Plan that authorize the grant of options to purchase 250,000 and 100,000 shares, respectively, of the Company's common stock to key management employees of the Company and members of the Company's Board of Directors, respectively. The plans provide that option prices will not be less than the fair market value per share on the date the option is granted. Accordingly, no compensation cost has been recognized for options granted under the plans. Had compensation cost for the plans been determined based on the fair value of the options at the grant dates consistent with the method prescribed in SFAS No. 123, Accounting for Stock-Based Compensation, the Company's net earnings and earnings per share would have been reduced to the pro forma amounts indicated below. Pro forma amounts for 1997 and 1998 may not be indicative of pro forma results in future periods because the pro forma amounts below do not include pro forma compensation cost for options granted prior to fiscal 1996.

                                 Metro Tel Corp.

                             June 30, 1997 and 1998



NOTE C - STOCK OPTIONS (continued)

                                     1997                  1998
                                  ----------            -------

         Net earnings (loss)
             As reported            $12,121             $(349,670)
             Pro forma                2,087              (357,311)

         Per share
             As reported              $0.01                 $(.17)
             Pro forma                 0.00                  (.17)

         The fair value of each option grant is estimated on the date of grant using the Black-Scholes options pricing model with the following weighted-average assumptions used for grants in 1997 (there were no grants in 1998): no dividend yield; expected volatility of 90%; risk-free interest rate of 5.9%; and expected lives of 4 years.

         In addition, in each of June 1991 and May 1993, the Company granted stock options to purchase 30,000 shares of its common stock to nonemployee directors at an exercise price of $1.19 and $1.00 per share, respectively, the fair market values on the dates of grant. These options were not granted pursuant to the Company's stock option plans. Options for 20,000 shares expired in May 1996. The remaining options to purchase 40,000 shares are exercisable over a ten-year period.

         A summary of the status of options granted under the Company's stock options plans, including options granted to non-employee directors prior to the 1994 Plan, as of June 30, 1997 and 1998, and changes during the years ended on those dates, is presented below.


                                                   1997                 1998

                                                           Weighted            Weighted
                                                            Average            Average
                                                           Exercise            Exercise
                                             Shares          Price    Shares     Price

Outstanding at beginning of year                231,000       $0.98  225,000    $0.98
Granted                                          90,000        0.90     -         -
Exercised                                      (50,000)        0.93     -         -
Canceled or expired                            (46,000)        0.85     -         -
                                                225,000       $0.98  225,000    $0.98
Weighted average grant-date fair value of
options granted during the year                               $0.65               -

                                 Metro Tel Corp.

                             June 30, 1997 and 1998


NOTE C - STOCK OPTIONS (continued)

         The following information relates to stock options outstanding at June 30, 1998:

           Range of exercise prices                                 $0.81-$1.19
           Options outstanding                                          225,000
           Weighted average exercise price of options outstanding         $0.98
           Weighted average remaining contractual life (years)                8
           Options exercisable                                          209,000
           Weighted average exercise price of options exercisable         $0.98


NOTE D - INCOME TAXES

         The provision (benefit) for income taxes is summarized as follows:

                                                            June 30,
                                                      -----------------------
                                                      1997             1998
                                                      ----             -----
           Current
               Federal                               $11,000        $(40,000)
               State                                   5,000          (2,000)
           Deferred                                   (3,000)       (108,000)
                                                   ---------       ----------

                                                     $13,000       $(150,000)
                                                   =========       ==========

         The tax effects of temporary differences which give rise to deferred tax assets (liabilities) are summarized as follows:

                                                                 June 30,
                                                         -------------------
                                                          1997          1998
                                                         -----          ----
         Deferred tax assets (liabilities)
           Acquisition costs                        $        -         $99,000
           Operating loss carryforward                       -           7,000
           Inventory capitalization                       15,500        14,000
           Vacation accrual                                8,500        10,000
           Trade receivables                               3,000         3,000
           Depreciation                                   (7,000)       (5,000)
                                                         --------     ---------
                                                          20,000       128,000
         Valuation allowance                                 -             -
                                                         --------     ---------

               Net deferred tax asset                    $20,000      $128,000
                                                         =======      =========
                                      F-12

                                 Metro Tel Corp.

                             June 30, 1997 and 1998


         The following is a reconciliation of the provision for income taxes to the Federal statutory income tax rate:

                                                              June 30,
                                                        ---------------------
                                                        1997             1998
                                                        ----             ----

         Federal statutory rate                        34.0%          (34.0)%
         State taxes, net of Federal benefit            6.5            (4.2)
         Amortization of goodwill                      13.2               2.0
         Effect of operating loss carryback             -                 5.5
         Effect of graduated Federal tax rates        (11.9)                -
         Other, net                                     9.9                .7
                                                     ------          --------

                                                       51.7%          (30.0)%
                                                     ======          ========


NOTE E - ACCRUED LIABILITIES

         Accrued liabilities are summarized as follows:

                                                           June 30,
                                                   -----------------------
                                                   1997             1998
                                                   ----             ----

         Payroll and employee benefits            $80,934         $108,387
         Profit-sharing contributions              49,589           54,528
         Accrued professional fees                 36,000           36,000
         Other                                      5,357           17,651
                                              -----------       ----------

                                                 $171,880         $216,566
                                              ===========       ==========


NOTE F - EMPLOYEE BENEFIT PLANS

         The Company maintains a profit-sharing plan which covers substantially all employees. Annual contributions, determined at the discretion of the Board of Directors, were $49,589 in fiscal 1997 and $54,527 in fiscal 1998.

         The  Company  also  maintains  a 401(k)  retirement  plan which  covers substantially all employees and provides for voluntary employee contributions with employer matching contributions of up to 2% of the employee's compensation. The Company's matching contribution for this 401(k) retirement plan was $19,000 for both fiscal 1997 and 1998.

                                 Metro Tel Corp.

                             June 30, 1997 and 1998


NOTE G - COMMITMENTS AND CONTINGENCIES

         Leases

         The  Company  occupies  a  manufacturing  and  warehouse   facility  in
         California pursuant to a noncancelable operating lease expiring in March 1999. This lease does not contain a renewal option. The minimum rental commitment under this lease, at June 30, 1998, is $87,000.

         Rent expense charged to operations (including rent under a noncancelable lease for an office facility in New York which expired in February 1997) was $147,000 and $116,000 for fiscal 1997 and 1998, respectively.

         Employment Agreements

         The Company is obligated under an employment agreement, expiring June 30, 2001, with an officer to pay $173,000 per annum. The Company is also a party to an employment arrangement with another executive officer pursuant to which he is receiving a salary of $150,000 per annum since July 1, 1997.

         Royalty Agreement

         The Company is presently obligated pursuant to a royalty agreement to pay the greater of 10% of sales of certain products or $75,000 per year. Payments were $79,800 and $113,000 for fiscal 1997 and 1998, respectively. The Company is also obligated pursuant to a second royalty agreement to pay 10% of annual sales of certain other products. Payments under the second royalty agreement were $27,000 and $10,000 for fiscal 1997 and 1998, respectively.


NOTE H - EXPORT SALES

         Export sales were approximately $252,000 and $189,000 in fiscal 1997 and 1998, respectively.


NOTE I - FINANCIAL INSTRUMENTS

         The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and accounts payable approximated fair value as of June 30, 1997 and 1998.

                                 Metro Tel Corp.

                             June 30, 1997 and 1998

NOTE J - SUBSEQUENT EVENTS

         On July 1, 1998, the Company and Steiner-Atlantic Corporation ("Steiner") entered into an agreement which provides for the merger of a newly-formed Subsidiary of the Company with and into Steiner. Upon completion of the merger, Steiner will become a wholly-owned subsidiary of the Company and the Company would issue 4,270,954 shares of common stock to the present shareholders of Steiner, which would represent approximately 69% of the shares to be outstanding immediately following the completion of the merger. In addition, the Company will grant options at 100% of fair market value for the purchase of up to 500,000 shares of its common stock to employees of Steiner other than Steiner shareholders.

         For financial accounting purposes, this transaction will be accounted for as a reverse acquisition of the Company by Steiner.

                             Steiner-Atlantic Corp.
                          Index to Financial Statements



Report of Independent Certified Public Accountants                         F-2

Balance Sheets at December 31, 1997 and June 30, 1998 (unaudited)          F-3

Statements of Income for the years ended December 31, 1996 and 1997        F-4
   and for the six months ended June 30, 1997 and 1998 (unaudited)

Statements of Shareholders' Equity for the years ended December 31, 1996   F-5
   and 1997 and for the six months ended June 30, 1998 (unaudited)

Statements of Cash Flows for the years ended December 31, 1996             F-6
   and 1997 and the six months ended June 30, 1997 and 1998 (unaudited)

Summary of Accounting Policies                                             F-7

Notes to Financial Statements                                             F-10
                                       F-1

Report of Independent Certified Public Accountants


Board of Directors and Shareholders
Steiner-Atlantic Corp.
Miami, Florida


We have audited the accompanying balance sheet of Steiner-Atlantic Corp. as of December 31, 1997 and the related statements of income, shareholders' equity and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steiner-Atlantic Corp. at December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                                 /s/ BDO Seidman, LLP

                                                 Miami, Florida BDO Seidman, LLP
April 1, 1998, except for Note 1
   which is as of July 1, 1998

                             Steiner-Atlantic Corp.
                                 Balance Sheets





                                                                           December 31,         June 30,
                                                                               1997               1998
                                                                                              (Unaudited)
---------------------------------------------------------------------------------------------------------------

Assets
Current assets
   Cash and cash equivalents                                            $         632,331   $       828,390
   Accounts receivable (Note 7)                                                 1,214,523         1,021,213
   Current portion of lease receivables (Notes 2 and 7)                           193,562           161,007
   Inventories                                                                  3,108,303         2,767,624
   Other current assets (Note 6)                                                  116,653            67,238
---------------------------------------------------------------------------------------------------------------

Total current assets                                                            5,265,372         4,845,472

Lease receivables - due after one year (Notes 2 and 7)                            214,177           148,651

Property and equipment, at cost - net of accumulated
   depreciation and amortization (Note 3)                                         147,039           146,461
---------------------------------------------------------------------------------------------------------------

                                                                        $       5,626,588   $     5,140,584


Liabilities and Shareholders' Equity

Current liabilities
   Line of credit (Note 5)                                              $         500,000   $     1,000,000
   Accounts payable and accrued expenses (Note 6)                                 869,035         1,221,222
   Customer deposits                                                              304,278           389,371
   Current portion of term loan (Note 5)                                          200,000           200,000
------------------------------------------------------------------------------------------------------------

Total current liabilities                                                       1,873,313         2,810,593
Term loan, less current portion (Note 5)                                          316,613           216,613
------------------------------------------------------------------------------------------------------------

Total liabilities                                                               2,189,926         3,027,206
------------------------------------------------------------------------------------------------------------

Commitments (Notes 6, 8 and 9)
------------------------------------------------------------------------------------------------------------

Shareholders' equity Common stock, $.50 par value:
     Authorized shares - 600,000; issued and
     outstanding 339,500 shares                                                   169,750           169,750
   Retained earnings                                                            1,448,950         1,448,950
   Undistributed shareholders' earnings                                         1,817,962           494,678
------------------------------------------------------------------------------------------------------------

Total shareholders' equity                                                      3,436,662         2,113,378
------------------------------------------------------------------------------------------------------------

                                                                        $       5,626,588   $     5,140,584
============================================================================================================

           See accompanying summary of significant accounting policies and notes to financial statements.

                             Steiner-Atlantic Corp.
                              Statements of Income






                                                                 Year ended December 31,          Six months ended June 30,
                                                              ------------------------------    -----------------------------

                                                                  1996             1997             1997             1998

                                                                                                         (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------


Revenues:

Net Sales                                                    $   13,857,817   $   14,093,632   $    6,511,446   $    7,747,321

Commissions and other income                                        157,900          155,809           72,714           87,388
------------------------------------------------------------------------------------------------------------------------------

Total                                                            14,015,717       14,249,441        6,584,160        7,834,709
------------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                     9,953,041       10,344,113        4,628,985        5,686,339

Selling, general and administrative expenses (Note 6)             3,398,345        3,474,421        1,595,932        1,698,058
------------------------------------------------------------------------------------------------------------------------------

Total                                                            13,351,386       13,818,534        6,224,917        7,384,397
------------------------------------------------------------------------------------------------------------------------------

Operating Income                                                    664,331          430,907          359,243          450,312
------------------------------------------------------------------------------------------------------------------------------

Other Income (Expense):
    Interest income                                                 138,426          100,158           55,591           40,390
    Management fee income (Note 6)                                  145,000           40,000                -          150,000
    Interest expense                                                (83,543)         (60,940)         (35,740)         (26,509)
------------------------------------------------------------------------------------------------------------------------------

Total Other Income                                                  199,883           79,218           19,851          163,881
------------------------------------------------------------------------------------------------------------------------------

Net Income                                                   $      864,214   $      510,125   $      379,094          614,193
==============================================================================================================================

Net income per share                                         $         2.55   $         1.50   $         1.12   $         1.81

Weighted average number of shares of
    common stock outstanding                                        339,500          339,500          339,500          339,500

Pro forma amounts (unaudited):
    Net income                                               $      864,214   $      510,125   $      379,094          614,193
    Provision for income taxes (Note 4)                             329,935          195,555          144,722          231,939
------------------------------------------------------------------------------------------------------------------------------

Pro forma net income (unaudited)                             $      534,279   $      314,570   $      234,372   $      382,254
==============================================================================================================================

Pro forma net income per share (unaudited)                   $         1.57   $          .93   $          .69   $         1.13

Weighted average number of shares of common stock
outstanding                                                         339,500          339,500          339,500          339,500
==============================================================================================================================

                     See accompanying summary of significant
             accounting policies and notes to financial statements.

                             Steiner-Atlantic Corp.
                       Statements of Shareholders' Equity
                 For the years ended December 31, 1996 and 1997
                   and for the six months ended June 30, 1998






                                                                                          Undistributed       Total
                                                               Common        Retained     Shareholders'   Stockholders'
                                                                Stock        Earnings        Earnings         Equity
------------------------------------------------------------------------------------------------------- ---------------

Balance at December 31, 1995                                 $    169,750  $   1,448,950   $   1,813,623  $    3,432,323
Distributions                                                           -              -        (770,000)       (770,000)
Net income                                                              -              -         864,214         864,214
------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996                                      169,750      1,448,950       1,907,837       3,526,537
Distributions                                                           -              -        (600,000)       (600,000)
Net income                                                              -              -         510,125         510,125
------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1997                                      169,750      1,448,950       1,817,962       3,436,662
Distributions                                                           -              -     (1,937,477)      (1,937,477)
Net income                                                              -              -         614,193         614,193
------------------------------------------------------------------------------------------------------------------------

Balance at June 30, 1998 (unaudited)                         $    169,750  $   1,448,950   $     494,678  $    2,113,378
========================================================================================================================

               See accompanying summary of significant accounting
                  policies and notes to financial statements.

                             Steiner-Atlantic Corp.
                            Statements of Cash Flows





                                                                 Years ended December 31,         Six months ended June 30,

                                                                  1996             1997             1997             1998

                                                                                                         (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

Cash provided by operating activities:
   Net income                                                $      864,214   $      510,125   $      379,094   $      614,193
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Bad debt expense                                              19,414           21,799                -           39,948
       Depreciation and amortization                                 40,064           34,643           14,622           15,621
       Net changes in operating assets and liabilities:
         (Increase) decrease in:
           Accounts and lease receivables                           331,387         (373,356)         (91,154)         251,443
           Inventories                                             (185,972)          73,249           69,903          340,679
           Other current assets                                      32,998          (14,845)         (77,328)          49,415
           Other assets                                             134,720                -           (3,160)               -
         Increase (decrease) in:
           Accounts payable and accrued expenses                    (89,415)          70,597          131,436          177,187
           Customer deposits                                        (35,138)         124,406          243,442           85,093
-------------------------------------------------------------------------------------------------------------------------------

Cash provided by operating activities                             1,112,272          446,618          666,855        1,573,579
-------------------------------------------------------------------------------------------------------------------------------

Cash used for investing activities:
   Loan to affiliate                                                      -          (50,000)               -                -
   Capital expenditures                                             (23,850)         (30,406)               -          (15,043)
-------------------------------------------------------------------------------------------------------------------------------

Cash used for investing activities                                  (23,850)         (80,406)               -          (15,043)
-------------------------------------------------------------------------------------------------------------------------------

Cash used for financing activities:
   Borrowings (repayments) under line of credit (net)              (300,000)         500,000                -          500,000
   Payments on term loan                                           (183,334)        (216,720)        (116,666)        (100,000)
   Cash distributions to shareholders                              (770,000)        (600,000)        (200,000)      (1,937,477)
   Borrowings from shareholder                                      250,000                -                -                -
   Repayment of loan from shareholder                              (250,000)               -                -                -
   Borrowings from related company                                        -                -                -          175,000
-------------------------------------------------------------------------------------------------------------------------------

Cash used for financing activities                               (1,253,334)        (316,720)        (316,666)      (1,362,477)
-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash and cash equivalents                   (164,912)          49,492          350,189          196,059
Cash and cash equivalents at beginning of period                    747,751          582,839          582,839          632,331
-------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period                   $      582,839   $      632,331   $      933,028   $      828,390

Supplemental Information:
   Cash paid for:
     Interest                                                $       83,543   $       60,940   $       35,740   $       26,509
===============================================================================================================================

                     See accompanying summary of significant
             accounting policies and notes to financial statements.

                             Steiner-Atlantic Corp.
                   Summary of Significant Accounting Policies
      Unaudited with respect to the six months ended June 30, 1997 and 1998






        Nature of Business          Steiner-Atlantic   Corp.  ("Steiner")  sells
                                    commercial and industrial laundry and dry cleaning equipment, boilers and replacement parts.

                                    Steiner primarily sells to customers located in the United States, the Caribbean and Latin America.


        Inventories                 Equipment  inventories  are  valued  at  the
                                    lower of cost (determined on the specific identification basis) or market. Replacement part inventories are valued at the lower of cost or market determined on the first-in first-out method.


        Property, Equipment         Property and  equipment  are stated at cost.
        and Depreciation            Depreciation and amortization are calculated
                                    on the accelerated or straight-line methods for financial reporting purposes and the accelerated method for income tax purposes over lives of five to seven years for furniture and equipment and the life of the lease for leasehold improvements.


        Income Taxes                Steiner  has  elected  to be  taxed  as an S
                                    Corporation  under applicable  provisions of
                                    the  Internal   Revenue  Code.   Under  such
                                    election,   shareholders  include  Steiner's
                                    income in their own federal income tax returns. Accordingly, Steiner is not subject to income taxes.

                                    The pro forma provisions for income taxes and net income assume that Steiner was subject to income tax.

                                    For the  purpose of the pro forma  provision
                                    for income  taxes,  Steiner  has adopted the
                                    provisions   of   Statement   of   Financial
                                    Accounting  Standards (SFAS) 109, Accounting
                                    for Income Taxes for all periods  presented.
                                    Under the asset and liability method of SFAS
                                    109,   deferred  taxes  are  recognized  for
                                    differences between financial statement and income tax bases of assets and liabilities.


        Statement of                For   purposes  of  this   statement,   cash
        Cash Flows                  equivalents   include   all  highly   liquid
                                    investments  with  original   maturities  of
                                    three months or less.

                             Steiner-Atlantic Corp.
                   Summary of Significant Accounting Policies
      Unaudited with respect to the six months ended June 30, 1997 and 1998






        Estimates                   The  preparation of financial  statements in
                                    conformity    with    generally     accepted
                                    accounting principles requires management to
                                    make estimates and  assumptions  that affect
                                    the   reported   amounts   of   assets   and
                                    liabilities  and  disclosure  of  contingent
                                    assets  and  liabilities  at the date of the
                                    financial   statements   and  the   reported
                                    amounts of revenues and expenses  during the
                                    reporting   period.   Actual  results  could
                                    differ from those estimates.


        Earnings Per Share Net income and pro forma net income per share are based on the weighted average number of shares of common stock outstanding during each period.


        Fair Value of               The Company's financial  instruments consist
        Financial Instruments       principally  of cash,  accounts  receivable,
                                    leases  receivables,  accounts  payable  and
                                    accrued  expenses.  The carrying  amounts of
                                    such  financial  instruments as reflected in
                                    the   balance   sheet    approximate   their
                                    estimated  fair  value  as of  December  31,
                                    1997.   The  estimated  fair  value  is  not
                                    necessarily indicative of the amounts the Company could realize in a current market exchange or of future earnings or cash flows.


        New Accounting              In  June  1997,  the  Financial   Accounting
        Pronouncement               Standards   Board   issued   SFAS  No.  131,
                                    "Disclosures about Segments of an Enterprise
                                    and Related Information," which Steiner will
                                    adopt as required for all periods  beginning
                                    after  December  15,  1997.  This  statement
                                    requires   the    disclosure    of   certain
                                    information about operating  segments in the
                                    financial statements.  It also requires that
                                    public companies report certain  information
                                    about  their  products  and  services,   the
                                    geographic areas in which they operate and their major customers.

                                    The new standard is effective  for financial
                                    statements  for  periods   beginning   after
                                    December 15, 1997 and  requires  comparative
                                    financial  information  for earlier years to
                                    be restated.  Disclosure is not required for
                                    interim  periods  during the first year. The
                                    adoption   of  this  new   standard  is  not
                                    expected to have a significant impact on Steiner's financial statements.



        Interim Financial           The financial  statements for the six months
        Statements                  ended June 30, 1998 and 1997 are  unaudited.
                                    In the opinion of management, such financial
                                    statements     include    all    adjustments
                                    (consisting   only   of   normal   recurring
                                    accruals)  necessary for a fair presentation
                                    of  financial  position  and the  results of
                                    operations.  The results of  operations  for
                                    interim    periods   are   not   necessarily
                                    indicative of the results to be expected for the full year.

                             Steiner-Atlantic Corp.
                          Notes to Financial Statements
      Unaudited with respect to the six months ended June 30, 1997 and 1998






1.      General                     On   July   1,   1998,    Metro-Tel    Corp.
                                    ("Metro-Tel")  and  Steiner-Atlantic   Corp.
                                    ("Steiner") entered into a merger agreement,
                                    whereby   Metro-Tel  will  acquire  all  the
                                    issued  and  outstanding  shares of  capital
                                    stock of Steiner in exchange  for  4,720,954
                                    shares of Metro-Tel. In addition,  Metro-Tel
                                    will  issue  up to  500,000  shares  of  its
                                    common  stock  or  grant   options  for  the
                                    purchase of up to 500,000 shares of its common stock to shareholders and employees of Steiner.

                                    For  financial  accounting  purposes,   this
                                    transaction will be accounted for as a reverse acquisition of Metro-Tel by Steiner.


2.      Lease Receivables           Lease   receivables   result  from  customer
                                    leases of equipment under arrangements which
                                    qualify as  sales-type  leases.  At June 30,
                                    1998,  annual future lease payments,  net of
                                    deferred   interest  ($57,164  at  June  30,
                                    1998),   due  under  these   leases  are  as
                                    follows:


                                    Year ending June 30,
                                    --------------------------------------------

                                    1999                 $         161,007
                                    2000                            68,026
                                    2001                            41,659
                                    2002                            24,016
                                    2003                            12,628
                                    Thereafter                       2,322
                                    --------------------------------------------

                                                         $         309,658
                                    ============================================



3.      Property and                Major classes of property and equipment
        Equipment                   consist of the following:


                                                                   December 31,   June 30,
                                                                       1997         1998
                                    -------------------------------------------------------

                                    Furniture and equipment         $ 433,535   $  448,578
                                    Leasehold improvements            237,682      237,682
                                    -------------------------------------------------------

                                    Total cost                        671,217      686,260

                                    Less accumulated depreciation
                                    and amortization                  524,178      539,799
                                    -------------------------------------------------------

                                                                    $ 147,039   $  146,461
                                    =======================================================

                             Steiner-Atlantic Corp.
                          Notes to Financial Statements
      Unaudited with respect to the six months ended June 30, 1997 and 1998






4.      Income Taxes               The following are the components of pro forma
        (Unaudited)                income tax provision:

                                                Year Ended                 Six Months Ended
                                               December 31,                    June 30,

                                                  1996         1997          1997         1998
                                   ---------------------------------------------------------------

                                   Current
                                       Federal  $  279,616   $  189,074   $   131,487  $   195,910
                                       State        47,864       32,366        22,508       33,536
                                   ---------------------------------------------------------------

                                                   327,480      221,440       153,995      229,446
                                   ---------------------------------------------------------------

                                   Deferred
                                       Federal       2,096      (22,102 )      (7,918)       2,129
                                       State           359       (3,783 )      (1,355)         364
                                   ---------------------------------------------------------------

                                                     2,455      (25,885 )      (9,273)       2,493

                                   Total        $  329,935   $  195,555   $   144,722  $   231,939
                                   ===============================================================




                                    The pro forma provision for income taxes represents the estimated income taxes that would have been reported had Steiner not been an S Corporation and had been subject to Federal and state income taxes.

                                    The  reconciliation  of pro forma income tax
                                    computed  at  the  United   States   federal
                                    statutory tax rate of 34% to the proforma provision for income taxes is as follows:

                             Steiner-Atlantic Corp.
                          Notes to Financial Statements
      Unaudited with respect to the six months ended June 30, 1997 and 1998


                                                                Year Ended              Six Months Ended
                                                                 December 31,                 June 30,

                                                               1996        1997         1997        1998
                                    ------------------------------------------------------------------------
                                    Tax at the United
                                    States   statutory rate   $ 293,833   $ 173,443   $  128,892  $  208,826

                                    State income taxes, net
                                    of  federal benefit          31,827      18,865       13,961      22,374

                                    Other                         4,275       3,247        1,869         739
                                    ------------------------------------------------------------------------

                                    Total                     $ 329,935   $ 195,555   $  144,722  $  231,939
                                    ========================================================================


                                    If Steiner  was subject to income  taxes,  a
                                    deferred  tax  liability  would be recorded,
                                    through a charge to operations,  for the tax
                                    effect of cumulative  temporary  differences
                                    between  financial and tax  reporting.  Such
                                    deferred tax liability  results  principally
                                    from temporary  differences  relating to the
                                    allowance   for   doubtful    accounts   and
                                    depreciation and would have amounted to approximately $20,000 at June 30, 1998 had Steiner been subject to federal and state taxes at such date.



5.      Credit Agreement            The credit  agreement with a commercial bank
                                    includes a line of credit of $2,250,000  and
                                    a term loan initially of $1,000,000. At June
                                    30, 1998 and December 31, 1997,  Steiner had
                                    available  lines of credit in the  amount of
                                    $1,250,000 and $1,750,000, respectively, and
                                    owed  $416,613 and  $516,613,  respectively,
                                    under the term loan. The term loan is due in
                                    60  monthly   payments  of   $16,667,   plus
                                    interest  through  August 2000.  The line of
                                    credit is due on demand and is available for
                                    working capital purposes and the issuance of
                                    import   letters  of  credit   and   bankers
                                    acceptances.  Borrowings under the agreement
                                    bear interest at the prime rate (8?% at June
                                    30, 1998 and 8?% at December 31, 1997),  are
                                    collateralized  by all of Steiner's  assets,
                                    and  are   personally   guaranteed   by  the
                                    shareholders.    The   agreement    requires
                                    maintenance of certain financial ratios and contains other restrictive covenants.

                                    At June 30,  1998  and  December  31,  1997,
                                    Steiner had outstanding letters of credit aggregating approximately $0 and $35,000, respectively.

                             Steiner-Atlantic Corp.
                          Notes to Financial Statements
      Unaudited with respect to the six months ended June 30, 1997 and 1998






6.      Related Party               During the years ended December 31, 1996 and
        Transactions                1997 and the six months  ended June 30, 1997
                                    and 1998, Steiner charged management fees of
                                    $145,000,    $40,000,   $0   and   $150,000,
                                    respectively, to a company under common ownership. At December 31, 1997, $50,000 is due from such company and is included in other current assets in the accompanying balance sheet. During 1998, the related company made a non-interest bearing advance of $325,000, payable on demand, to Steiner.
                                    At June 30, 1998, $175,000 is due to such company and is included in accounts payable and accrued expenses in the accompanying balance sheet.

                                    Steiner  leases  warehouse  and office space
                                    from a shareholder  under an operating lease
                                    which  expires  in  October  2004.   Minimum
                                    future rental  commitments  under this lease
                                    approximate   $90,000   per  annum   through
                                    October 2004.


7.      Concentrations of           Steiner  places its excess cash in overnight
        Credit Risk                 deposits   with  a  large   national   bank.
                                    Concentration of credit risk with respect to
                                    trade and lease  receivables  is limited due
                                    to a large  customer  base.  Trade and lease
                                    receivables  are  generally   collateralized
                                    with equipment sold.


8.      Commitment                  Steiner leases  additional  warehouse  space
                                    under  operating   leases  which  expire  in
                                    December 1999, with an option to renew for an additional three year period. Minimum future rental commitments under these leases approximate $50,000 a year. Rent expense, including rentals paid to related parties, aggregated $138,768 and $141,700 for the years ended December 31, 1996 and 1997 and $71,650 and $70,850 for six months ended
                                    June 30, 1997 and 1998, respectively.


9.      Deferred                    Steiner  adopted  a  participatory  deferred
        Compensation                compensation   plan   wherein   it   matches
        Plan                        employee   contributions  up  to  1%  of  an
                                    eligible employee's yearly compensation. All employees are eligible to participate in the plan after one year of service. Steiner provided for $7,368 and $10,792 for the years ended December 31, 1996 and 1997 and $5,260 and $5,735 for the six months ended
                                    June 30, 1997 and 1998, respectively, in contributions. The plan is tax exempt under
                                    Section 401(k) of the Internal Revenue Code.

10.     Export Sales                Net   sales   includes   export   sales   to
                                    nonaffiliated customers as follows for the years ended December 31, 1996 and 1997 and for the six months ended June 30, 1997 and 1998:

                             Steiner-Atlantic Corp.
                          Notes to Financial Statements
      Unaudited with respect to the six months ended June 30, 1997 and 1998



                                                              Year Ended              Six Months Ended
                                                             December 31,                 June 30,

                                                         1996           1997         1997          1998
                                    -----------------------------------------------------------------------

                                    Caribbean        $  1,345,301   $  1,793,076   $  365,591  $  1,147,918

                                    Latin America       1,314,838      1,595,797      500,976     1,217,397

                                    Other                 381,528        560,639      245,256        65,295
                                    -----------------------------------------------------------------------

                                                     $  3,041,667   $  3,949,512   $1,111,823  $  2,430,610
                                    =======================================================================



                                                                       EXHIBIT A


                               AGREEMENT OF MERGER
                                      AMONG
                                METRO-TEL CORP.,
                          METRO-TEL ACQUISITION CORP.,
                             STEINER-ATLANTIC CORP.,
                               WILLIAM STEINER and
                               MICHAEL S. STEINER







                            Dated as of July 1, 1998

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION...................................................................1

RECITALS.......................................................................1

ARTICLE 1: THE MERGER..........................................................1

1.1      Merger................................................................1
1.2      Continuing Corporate Existence........................................1
1.3      Effective Date........................................................2
1.4      Corporate Government..................................................2
1.5      Rights And Liabilities of The Surviving Corporation...................2
1.6      Closing...............................................................3
1.7      Tax Consequences......................................................3

ARTICLE 2: CONVERSION OF SHARES; TREATMENT OF OPTIONS..........................3

2.1      Conversion of Shares..................................................3
2.2      Additional Shares to be Issued........................................4
2.3      Fractional Shares.....................................................4
2.4      Stock Options.........................................................4
2.5      Adjustment............................................................4

ARTICLE 3: REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................5

3.1      Organization And Good Standing of The Company.........................5
3.2      Capitalization of The Company.........................................5
3.3      Due Authorization; Binding Effect.....................................5
3.4      Capital Stock of Company Subsidiaries And Other Ownership Interests...6
3.5      Corporate Power And Authority.........................................6
3.6      Absence of Restrictions And Conflicts.................................6
3.7      Financial Statements And Records of The Company.......................7
3.8      No Material Undisclosed Liabilities...................................7
3.9      Absence of Certain Changes............................................7
3.10     Tax Returns; Taxes....................................................9
3.11     Title, Condition of Assets...........................................10
3.12     Intellectual Property................................................12
3.13     Contracts............................................................12
3.14     Licenses and Permits.................................................13
3.15     Compliance With Laws.................................................14

3.16     Insurance And Surety Agreements......................................14
3.17     Relationships........................................................14
3.18     Employee Benefit Plans...............................................15
3.19     Labor Relations......................................................16
3.20     Environmental Matters................................................16
3.21     Questionable Payments................................................17
3.22     Brokers And Finders..................................................17
3.23     Accuracy of Information Furnished....................................17

ARTICLE 4: REPRESENTATIONS AND WARRANTIES OF PARENT...........................17

4.1      Organization And Good Standing of Parent.............................17
4.2      Capitalization of Parent.............................................17
4.3      Due Authorization, Binding Effect....................................18
4.4      Capital Stock of Company Subsidiaries and Other Ownership Interests..18
4.5      Corporate Power and Authority........................................18
4.6      Absence of Restrictions and Conflicts................................19
4.7      Parent SEC Reports...................................................19
4.8      Financial Statements and Record of Parent............................20
4.9      No Material Undisclosed Liabilities..................................20
4.10     Absence of Certain Changes...........................................20
4.11     Tax Returns; Taxes...................................................22
4.12     Title, Condition of Assets...........................................23
4.13     Intellectual Property................................................24
4.14     Contracts............................................................24
4.15     Licenses and Permits.................................................25
4.16     Insurance and Surety Agreements......................................26
4.17     Relationships........................................................26
4.18     Employee Benefit Plans...............................................26
4.19     Labor Relations......................................................27
4.20     Questionable Payments................................................28
4.21     Brokers and Finders..................................................28
4.22     Compliance with Laws.................................................28
4.23     Accuracy of Information Furnished....................................28

ARTICLE 5: COVENANTS OF THE COMPANY AND PARENT................................29

5.1      Notice of Any Material Change........................................29
5.2      Cooperation..........................................................29
5.3      Public Disclosure....................................................29
5.4      Submission to Parent Shareholders....................................30
5.5      Proxy Statement......................................................30

ARTICLE 6: COVENANTS OF THE COMPANY AND AGREEMENT
                    SHAREHOLDERS..............................................30

6.1      Access...............................................................30
6.2      Conduct of Business Prior to Closing Date............................31
6.3      Shareholder Approval.................................................32
6.4      No Solicitations.....................................................32
6.5      Best Efforts.........................................................33

ARTICLE 7: COVENANTS OF PARENT ...............................................33

7.1      Access...............................................................33
7.2      Conduct of Business Prior to Closing Date............................33
7.3      No Solicitations.....................................................35
7.4      Tax Certifications...................................................34
7.5      Best Efforts.........................................................35

ARTICLE 8: SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                    INDEMNITY.................................................35

8.1      Survival.............................................................35
8.2      Indemnification......................................................36

ARTICLE 9: CONDITIONS PRECEDENT...............................................36

9.1      Conditions to Each Party's Obligations...............................36
9.2      Conditions to Obligations of The Company.............................37
9.3      Conditions to Obligations of Parent..................................38

ARTICLE 10: REGISTRATION RIGHTS...............................................39

10.1     Demand Registration Rights for Registrable Securities: Filing of
         Registration Statement...............................................39
10.2     Piggyback Registrations..............................................40
10.3     Expenses of Registration.............................................40
10.4     Furnishing of Documents..............................................41
10.5     Amendments and Supplements...........................................41
10.6     Duration.............................................................41
10.7     Further Information..................................................41
10.8     Indemnification......................................................42

ARTICLE 11: MISCELLANEOUS.....................................................43

11.1     Termination..........................................................43
11.2     Expenses.............................................................44
11.3     Entire Agreement.....................................................45
11.4     Counterparts.........................................................45
11.5     Notices..............................................................45
11.6     Successors And Assigns...............................................46
11.7     Governing Law........................................................46
11.8     Waiver And Other Action..............................................46
11.9     Severability.........................................................47
11.10    Section Headings.....................................................47
11.11    Construction.........................................................47

APPENDIX I....................................................................A1

Articles of Merger............................................................A1

Amended and Restated Plan of Merger...........................................A2

                               AGREEMENT OF MERGER

                                  INTRODUCTION

                  This Agreement of Merger (the "Agreement") is made as of the 1st day of July, 1998, among Metro-Tel Corp., a Delaware corporation ("Parent"); Metro-Tel Acquisition Corp., a Florida corporation (the "Subsidiary"), which is a wholly-owned direct subsidiary of Parent; Steiner-Atlantic Corp., a Florida corporation ( the "Company"); and each of William Steiner and Michael S. Steiner, sole shareholders of the company (each an "Agreement Shareholder" and, collectively, the "Agreement Shareholders").

                                    RECITALS

         The respective Boards of Directors of the Parent and the Company, as well as the Agreement Shareholders, have determined that it is in the best interests of their respective corporations to cause the Subsidiary to merge into the Company, all upon the terms and provisions, and subject to the conditions, hereinafter set forth.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                                   THE MERGER

                  1.1 MERGER. In accordance with the provisions of the Florida Business Corporation Act ("FBCA"), at the Effective Date (as hereinafter defined), the Subsidiary shall be merged (the "Merger") into the Company, and the Company shall be the surviving corporation (from and after the Effective Date, as defined in Section 1.3, the "Surviving Corporation") and as such shall continue to be governed by the laws of the State of Florida.

                  1.2 CONTINUING CORPORATE EXISTENCE. Except as may otherwise be set forth herein, the corporate existence and identity of the Company, with all its purposes, powers, rights, privileges, immunities and franchises, shall continue unaffected and unimpaired by the Merger, and the corporate existence and identity of the Subsidiary, with all its purposes, powers, rights, privileges, immunities and franchises, at the Effective Date, shall be merged with and into that of the Company, and the Surviving Corporation shall be vested fully therewith and the separate corporate existence and identity of the Subsidiary shall thereafter cease except to the extent continued by statute.

                  1.3 EFFECTIVE DATE. The Merger shall become effective upon the filing of Articles of Merger and Amended and Restated Plan of Merger attached hereto as Appendix I with the Department of State of the State of Florida ("Department of State") on the Closing Date (as defined herein) or as soon as thereafter practicable pursuant to Section 607.1105 of the FBCA (the "Effective Date").

                  1.4      CORPORATE GOVERNMENT.

                           (a) The Articles of Incorporation of the Company,  as
in effect on the Effective Date, shall continue in full force and effect, and shall be the Articles of Incorporation of the Surviving Corporation.

                           (b) The Bylaws of the Company, as in effect as of the
Effective Date, shall continue in full force and effect and shall be the Bylaws of the Surviving Corporation.

                           (c) From and after the  Effective  Date,  Michael  S.
Steiner shall be the President and Chief Executive Officer of the Surviving Corporation and Parent, and Venerando J. Indelicato shall be the Chief Financial Officer of the Surviving Corporation and Parent.

                           (d) At the Effective  Time the Boards of Directors of
the Surviving Corporation and Parent shall (a) be set at five members, and (b) consist of (i) three members to be designated by the Surviving Corporation prior to the filing of the Proxy Statement referred to in Section 5.6 hereof, and (ii) two members to be designated by Parent prior to the filing of such Proxy Statement.

                  1.5 RIGHTS AND LIABILITIES OF THE SURVIVING CORPORATION. At the Effective Date, the Surviving Corporation shall have the following rights and obligations:

                           (a) The  Surviving  Corporation  shall  have  all the
purposes, powers, rights, privileges, immunities and franchises, and shall be subject to all the duties and liabilities, of a corporation organized under the laws of the State of Florida.

                           (b) The  Surviving  Corporation  shall possess all of
the purposes, powers, rights, privileges, immunities and franchises, of either a public or private nature, of the Company and the Subsidiary, and all property, real, personal and mixed, all debts due on whatever account, including subscription to shares, all other chooses in action and every other interest of or belonging or due to the Company and the Subsidiary shall be taken and deemed to be transferred or vested in the Surviving Corporation without further act or deed.

                           (c) The Surviving  Corporation  shall  thenceforth be
responsible and liable for all liabilities and obligations of the Company and the Subsidiary, and any claim existing or action or proceeding pending by or against the Subsidiary or the Company may be prosecuted as if the Merger had not occurred or the Surviving Corporation may be substituted in its place.

Neither the rights of creditors nor any liens upon the property of the Subsidiary or the Company shall be impaired by the Merger.

                  1.6 CLOSING. Consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., commencing at 11:00 a.m., local time, (i) within five (5) business days after the date on which the annual meeting of Parent's Shareholders described in Section 6.3 (the "Annual Meeting") occurs or (ii) as soon as possible thereafter when each of the other conditions set forth in Article 9 have been satisfied or waived; and shall proceed promptly to conclusion, or at such other place, time and date as shall be fixed by mutual agreement between Parent and the Company. The day on which the Closing shall occur is referred to herein as the "Closing Date". At the Closing, each party will cause to be prepared, executed, delivered and filed with the Department of State of the State of Florida Articles of Merger and all other appropriate and customary documents as any party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

                  1.7 TAX CONSEQUENCES. It is intended that the merger shall constitute a reorganization described in Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of reorganization" for the purposes of
Section 368 of the Code. The parties shall treat the transactions contemplated hereby consistently with such intention.

                                    ARTICLE 2

                   CONVERSION OF SHARES; TREATMENT OF OPTIONS

                  2.1      CONVERSION OF SHARES.

                           (a) As of the Effective Date, by virtue of the Merger
and without any action on the part of any holder thereof:

                                    (i)  Subject to Section  2.2 below,  each of
                           the 339,500 shares of Common Stock, $.50 par value, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Date shall be converted into 13.90561 shares of Common Stock, $.25 par value, of Parent ("Parent Common Stock");

                                    (ii)  Each  share of  Company  Common  Stock
                           issued and held immediately prior to the Effective Date in the Company's treasury shall be cancelled and retired without payment of any consideration therefor and shall cease to exist; and

                                    (iii) Each share of Common Stock,  par value
                           $.001 per share, of the Subsidiary issued and outstanding immediately prior to the Effective Date shall be converted into one share of Common Stock, par value $.001 per share, of the Surviving Corporation.

                  2.2 ADDITIONAL SHARES TO BE ISSUED. As additional consideration for the shares of Company Common Stock owned by the Agreement Shareholders, if ISOs for less than 500,000 Shares are granted pursuant to
Section 2.4 of this Agreement, as of the Effective Date Parent shall deliver to each of the Agreement Shareholders one-half of the number of Shares that, together with the number of Shares covered by the ISOs granted pursuant to
Section 2.4 of this Agreement, aggregate 500,000 Shares.

                  2.3 FRACTIONAL SHARES. No certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of the Company Common Stock certificates, and notwithstanding anything contained in Section 2.1 to the contrary, the number of shares of Parent Common Stock to which each holder of Company Common Stock shall be entitled at the Effective Time shall be rounded (up or down, as the case may be) to the closest whole number of shares of Parent Common Stock.

                  2.4 STOCK OPTIONS. At the Closing, Parent shall deliver to the Agreement Shareholders' designees, who shall be employees of the Company on the Closing Date other than the Agreement Shareholders, Incentive Stock Options ("ISOs") under the Company's 1991 Stock Option Plan (as amended October 25,
1996) (the "Stock Option Plan"), effective as of the Effective Date, providing for ISOs on shares of Parent Common Stock ("Shares"), at an exercise price of the greater of (i) the fair market value per Share (as defined in paragraph 6 of the Stock Option Plan) on the Closing Date or (ii) $1.00 per Share (the "Exercise Price"), for the number of Shares that, multiplied by the Exercise Price per Share, yields an aggregate Exercise Price of $500,000.

                  2.5 ADJUSTMENT. If, between the date of this Agreement and the Effective Date the outstanding shares of Company Common Stock or Parent Common Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, split-up, stock combination, exchange of shares, reclassification, readjustment or the like with a record date within such period, the number of shares of Parent Common Stock issued pursuant to the Merger and all other relevant amounts shall be adjusted to appropriately reflect such change.
                                       -4-

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Parent and Subsidiary, subject to the terms and conditions contained herein, as follows:

                  3.1 ORGANIZATION AND GOOD STANDING OF THE COMPANY. The Company is a corporation duly organized, validly existing and active under the laws of the State of Florida.

                  3.2      CAPITALIZATION OF THE COMPANY.

                           (a)  The  authorized  capital  stock  of the  Company
consists of 600,000 shares of common stock, $.50 par value. As of the close of business on June 30, 1998, there are 339,500 shares of Company Common Stock issued and outstanding. There are no shares of Company Common Stock held in the Company's treasury. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

                           (b) Other than as set forth in Section  3.2(b) of the
Company's Disclosure Schedule, there are no voting trusts, shareholder agreements or other voting arrangements to which the Company is a party or, to the knowledge of the Company, to which any of the shareholders of the Company are a party or bound.

                           (c) There is no outstanding  subscription,  contract,
convertible or exchangeable security, option, warrant, call, put or other right obligating the Company to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of the Company.

                           (d)  Each  Agreement  Shareholder  owns  50%  of  the
Company's issued and outstanding Company Common Stock.

                  3.3 DUE AUTHORIZATION; BINDING EFFECT. The Company has the corporate power and authority to execute and deliver this Agreement and, subject to the approval of this Agreement by its shareholders, to perform its obligations under this Agreement and the other documents executed or to be executed by the Company in connection with this Agreement. The execution, delivery  and  performance  by the  Company  of this  Agreement  and  the  other documents executed or to be executed by Company in connection with this Agreement and the Merger have been duly authorized by the Board of Directors of the Company, and the Agreement Shareholders have committed to approve this Agreement. This Agreement and the other documents which have been executed and which will be executed by the Company in connection with this Agreement have been, or will have been when executed and delivered, as the case may be, duly executed and delivered by the Company and are, or will be when executed and delivered, the legal, valid and binding obligations of the Company enforceable in accordance with their terms except that (a) enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights; (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and
(c) rights to indemnification and contribution may be limited by considerations of public policy. Upon the filing of the Articles of Merger and the Amended and Restated Plan of Merger, annexed hereto as Appendix I, with the Department of State of the State of Florida, the Merger will be a valid and effective merger under the FBCA. No shareholder of the Company is entitled to assert dissenter's rights under Section 607.1302 of the FBCA. The transactions contemplated herein do not constitute a "control-share acquisition" and are not otherwise subject to the provisions of Section 607.0902 of the FBCA.

                  3.4 CAPITAL STOCK OF COMPANY SUBSIDIARIES AND OTHER OWNERSHIP INTERESTS. The Company is not the record or beneficial owner of any equity interest in any corporation, joint venture, partnership or other entity.

                  3.5 CORPORATE POWER AND AUTHORITY. The Company has the corporate power and authority and all licenses and Governmental Permits (as defined in Section 3.14) required by governmental authorities to own, lease and operate their properties and assets and to carry on its business as currently being conducted, except where the failure to have any such licenses and Governmental Permits would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company.

                  3.6 ABSENCE OF RESTRICTIONS AND CONFLICTS. Except as set forth in Section 3.6 of the Disclosure Schedule, the execution, delivery and performance of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, subject only to the approval of this Agreement by the Company's shareholders, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under or permit the acceleration of any obligation under (i) any term or provision of the Articles of Incorporation or Bylaws of the Company, (ii) any Contract (as defined in Section 3.13) or Governmental Permit (as defined in
Section 3.14) except where any such violations, conflicts, breaches, defaults, losses of benefit or accelerations would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company, (iii) any judgment, decree or order of any court or governmental authority or agency to which the Company is a party or by which the Company or any of its properties is bound, or (iv) any statute, law, regulation or rule applicable to the Company except where any such violations, conflicts, breaches, defaults, losses of benefit or accelerations would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the
                                       -6-

Company. Except for compliance with the applicable requirements of the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), and applicable state securities laws and the filing of Articles of Merger with the Department of State, no consent, approval, order or authorization of, or registration, declaration, except as set forth in
Section 3.6 of the Disclosure Schedule, or filing with, any governmental agency or public or regulatory unit, agency, body or authority (under any Governmental Permit or otherwise) or any third party (under any contract or otherwise) is required in connection with the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or the ownership and operation by the Surviving Corporation of its businesses and properties after the Effective Date in substantially the same manner as now owned and operated.

                  3.7 FINANCIAL STATEMENTS AND RECORDS OF THE COMPANY. The Company has delivered to Parent and the Subsidiary true, correct and complete copies of the balance sheets of the Company as of December 31, 1997 (the "Company Balance Sheet") and December 31, 1996 and the statements of income and undistributed shareholders' earnings, and statements of cash flows of the Company for the fiscal years then ended, including the notes thereto, in each case examined by and accompanied by the report thereon of BDO Seidman, LLP. (the "Company Financial Statements"). The Company Financial Statements have been prepared from, and are in accordance with, the books and records of the Company and present fairly, in all material respects, the assets, liabilities and financial position of the Company as of the dates thereof, and its results of operations and changes in financial position for the periods then ended, in each case in conformity with generally accepted accounting principles, consistently applied, except as noted therein. Since December 31, 1997, there has been no change in accounting principles applicable to, or methods of accounting utilized by, the Company. The books and records of the Company have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects, and present fairly in all material respects the basis for the financial position and results of operations of the Company set forth in the Company Financial Statements.

                  3.8 NO MATERIAL UNDISCLOSED LIABILITIES. There are no material liabilities or obligations of the Company of any nature, whether absolute, accrued, contingent or otherwise, other than the liabilities and obligations that are reflected, accrued, or reserved against on the Company Balance Sheet (for which the reserves are appropriate and reasonable) and those incurred in the ordinary course of business and consistent with past practices since December 31, 1997.

                  3.9      ABSENCE OF CERTAIN CHANGES.

                           (a) Since December 31, 1997, the Company has operated
in the ordinary course of business and in a manner consistent with the manner in which it operated prior to January 1, 1998. Without limiting the generality of the foregoing, the Company has not (except as may result from the transactions contemplated by this Agreement or as set forth in Section 3.9(a) of the Company's Disclosure Schedule) to any material extent:

                                    (i) suffered any material  adverse change in
                           its business, results of operations, working capital, assets, liabilities, condition (financial or otherwise), prospects or the manner of conducting its business;

                                    (ii) suffered any damage or destruction  to,
                           or loss of, assets, whether or not covered by insurance, which property or assets are material to the operations or business of the Company;

                                    (iii)   forgiven,   compromised,   canceled,
                           released, waived or permitted to lapse any material rights or claims;

                                    (iv)   entered   into  or   terminated   any
                           agreement, commitment or transaction, or agreed to make any changes in any leases or agreements, other than leases, agreements, transactions and commitments entered into in the ordinary course of business;

                                    (v) written up,  written down or written off
                           the book value of any material amount of assets other than in the ordinary course of business;

                                    (vi) declared, paid or set aside for payment
                           any dividend or distribution with respect to the Company's capital stock;

                                    (vii)   redeemed,   purchased  or  otherwise
                           acquired, or sold or granted or otherwise disposed of, directly or indirectly, any of the Company's capital stock or securities or any rights to acquire such capital stock or securities which are outstanding as of the date of this Agreement;

                                    (viii)  failed to pay or discharge  when due
                           any liabilities, the failure to pay or discharge which will have, individually or in the aggregate, a material adverse effect on the business, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company;

                                    (ix)  encumbered  assets,  purchased or sold
                           any assets outside the ordinary course of business or made any material capital expenditure;

                                    (x) entered into any employment, consulting,
                           compensation or collective bargaining agreement with any person or group;

                                    (xi)  entered  into,  adopted or amended any
                           employee benefit plan;

                                    (xii)  entered  into any  other  transaction
                           other than in the ordinary course of business; or

                                    (xiii)  entered into any agreement to do any
                           of the foregoing.

                           (b)  The  Company  is not  aware  of any  pending  or
contemplated legislation or changes in rules, regulations or administrative orders which, if enacted or implemented, would, individually or in the aggregate, have a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company.

                  3.10     TAX RETURNS; TAXES.

                           (a) The  Company has duly filed or caused to be filed
on a timely basis (giving effect to properly obtained extensions of time) with the appropriate authorities all Tax Returns (as defined below) required to be filed by it and all such Tax Returns are true, correct and complete in all material respects; has paid in full on a timely basis all Taxes (as defined below) required to be paid; and has fully accrued on its books or has established adequate reserves on its latest balance sheet (a true and correct copy of which has been provided to Parent), prepared in accordance with generally accepted accounting principles consistently applied, for all Taxes which have accrued but not are yet due; and has timely and properly collected or withheld, paid over and reported to the appropriate governmental authorities all Taxes required to have been collected or withheld by it. The Company has no tax liabilities other than those reflected on the Company Financial Statements and those arising in the ordinary course of business since the date thereof. The Company has made available to Parent true, complete and correct copies of the Company's federal income tax and other Tax Returns filed by it.

                           (b) No Taxing  authority has asserted any  adjustment
that could result in an additional Tax for which the Company is or may be liable; there is no pending audit, examination, investigation, dispute, proceeding or claim (collectively, "Proceeding") relating to any Tax for which the Company is or may be liable and, to the knowledge of the Company, no Taxing authority is contemplating such a Proceeding; no statute of limitations with respect to any Tax for which the Company or is or may be liable has been waived or extended; and the Company is not a party or subject to any Tax sharing or any Tax allocation agreement, arrangement or understanding.

                           (c) The  Company  is not a  "consenting  corporation"
within the meaning of Section 341(f) of the Code (or any comparable state, local or foreign Tax provision). The Company is not a party to any contract, agreement, plan or arrangement that, individually or collectively, could give rise to any payment that would not be deductible by reason of Section 162, 280G or 404 of the Code (or any comparable state, local or foreign Tax provision). The Company does not have any "tax-exempt use property" within the meaning of
Section 168(h) of the Code (or any comparable state, local or foreign Tax provision). The Company has never made or been required to make an election under Section 338 of the Code (or any comparable state, local or for eign Tax provision).

                           (d)  The  Company  is not,  and  was not at any  time
during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and the regulations thereunder.

                           (e) For purposes of this Agreement,  "Tax" shall mean
any tax, fee, levy, assessment or other governmental charge imposed by the United States, any state, local or foreign government or subdivision or agency of any of the foregoing, including without limitation, any income, franchise, gross receipts, property, sales, use, service, value added, withholding, social security, estimated, accumulated earnings, transfer, license, privilege, payroll, profits, capital stock, employment, unemployment, excise, ad valorem, severance, stamp, occupancy, customs or occupation tax for which the taxpayer is or may be liable, including without limitation, as a member of a consolidated group pursuant to Treasury Regulation ss.1.1502-6 (or any comparable state, local or foreign Tax provision), as a transferee under Section 6901 of the Code (or any comparable state, local or foreign Tax provision) or under any Tax sharing or Tax allocation agreement, arrangement or understanding.

                           (f) For  purposes of this  Agreement,  "Tax  Returns"
shall mean all returns, amended returns, declarations, reports, estimates, information returns and statements relating to Taxes which are or were filed or required to be filed under applicable law, whether on a consolidated, combined, unitary or separate basis or otherwise.

                  3.11     TITLE, CONDITION OF ASSETS.

                           (a) The Company has good and marketable  title to all
of the Assets (as hereinafter defined) reflected on the Company Balance Sheet, and all Assets thereafter acquired by it (except for Assets disposed of by it in the ordinary course of business). All such Assets are used in connection with the operation of the businesses of the Company. Except as set forth in Section 3.11(a) of the Disclosure Schedule, the Assets are subject to no mortgage, security interest, pledge, lien, claim, encumbrance or charge, or restraint or transfer whatsoever other than Permitted Liens (as hereinafter defined) and no currently effective financing statement with respect to any of its Assets has been filed under the Uniform Commercial Code in any jurisdiction. Section 3.11(a) of the Disclosure Schedule sets forth a description of the indebtedness secured by the financing statements listed thereon, including the principal balance of such indebtedness and accrued but unpaid interest thereon as at December 31, 1997 and interest rate applicable thereto. Except with respect to the constituent instruments underlying the financing statements listed in Section 3.11(a) of the Disclosure Schedule, the Company is not a party to any financing statement or any security agreement authorizing any secured party thereunder to file any financing statement. No person other than the Company has any right to the use or possession of any of the Assets. All Assets which are real property or tangible personal property, whether owned or leased, are in good operating condition and repair, excepting normal wear and tear, and are sufficient to enable the Company to operate its business in a manner consistent with its operation during the immediately preceding twelve (12) months.

                           (b) Set forth on Section  3.11(b)  of the  Disclosure
Schedule is a true and correct list of leases, conditional sales, licenses or similar arrangements to which the Company is a party or to which the Company or any Asset used by the Company in connection with the operation of its business is subject. The Company has delivered to Parent a complete and correct copy of each lease, conditional sale, license and other arrangement listed in Section 3.11(b) of the Disclosure Schedule. All of said arrangements are valid, binding and enforceable in accordance with their respective terms and are in full force and effect. The Company is not in default under one or more of such arrangements, except to the extent such defaults would not, individually or in the aggregate, have a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company and has not received any written notice alleging any default, set-off, or claim of default. To the knowledge of the Company, the parties to such arrangements are not in default of their respective obligations under any of such arrangements, and there has not occurred any event which, with the passage of time or giving of notice (or both), would constitute such a default or breach under any of such arrangements.

                           (c) As used  herein,  the  term  "Assets"  means  all
tangible and intangible assets including, without limitation, all real property, tangible personal property (including, without limitation, fixed and moveable equipment, trucks, cars and other vehicles, furnishings, inventory and supplies), contract rights, leasehold interests, goodwill, tradenames, trademarks, and, to the extent permitted by law, all permits, licenses and other governmental approvals.

                           (d) As used herein, the term "Permitted Liens" means:

                                    (i)  carriers',  warehousemen's,  mechanics,
                           materialmen's, repairmen's or other like liens arising in the ordinary course of business which are
                           (i) not  overdue for a period of more than 30 days or
                           (ii) being contested in good faith and by appropriate proceedings, provided that if such contest has continued for more than 30 days, the amount thereof has been bonded at the end of such 30-day period;

                                    (ii) deposits to secure the  performance  of
                           bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business;

                                    (iii)  rights of  lessors  under  leases set
                           forth in Section 3.11(b) of the Disclosure Schedule;

                                    (iv) pledges or deposits in connection  with
                           worker's compensation, unemployment insurance, and other social security legislation; and

                                    (v) liens for Taxes not yet due and payable.

                  3.12  INTELLECTUAL  PROPERTY.  Except as set forth in  Section
3.12 of the Disclosure Schedule, the Company has no permits, licenses and registrations granted to or by the Company (including applications therefor) for the use of: its corporate name, any trade or service mark, copyright, patent, process, operational manual, technique and similar property by the Company (collectively, the "Proprietary Assets"). The Company owns all of the Proprietary Assets necessary to operate its business. No claim has been asserted by any person challenging the validity of any Proprietary Asset or the use thereof by the Company. The Proprietary Assets used by the Company in its operations may continue to be used by the Surviving Corporation without the consent of, or payment of consideration to, any other person.

                  3.13 CONTRACTS. To the knowledge of the Company, Section 3.13 of the Disclosure Schedule contains a complete and correct list of all of the following categories of material agreements, contracts, arrangements and commitments ("Contracts"), including summaries of oral contracts (except immaterial oral contracts terminable at will), to which the Company is bound, including, without limitation:

                           (a) each contract or agreement for the  employment or
retention of, or collective bargaining, severance or termination agreement with, any director, officer, employee, consultant, agent, employee or group of employees;

                           (b) each profit sharing,  thrift,  bonus,  incentive,
deferred compensation, stock option, stock purchase, severance pay, pension, retirement, hospitalization, insurance or other similar plan, agreement or arrangement;

                           (c) each agreement or arrangement  (including  letter
of intent) for the purchase or sale of any assets, properties or rights outside the ordinary course of business (by purchase or sale of assets, purchase or sale of capital stock, merger or otherwise) which is currently in effect;

                           (d)  each  contract  which  contains  any  provisions
requiring the Company to indemnify or act for, or guarantee the obligation of, any other person or entity;

                           (e)  each  agreement  restricting  the  Company  from
conducting business of any nature anywhere in the world;

                           (f) each  partnership  or joint  venture  contract or
similar arrangement or agreement which is likely to involve a sharing of profits or future payments with respect to the business (or any portion thereof) of the Company;

                           (g) each lease,  license,  conditional sales contract
or similar  arrangement for real or personal property or any Proprietary  Asset;
and

                           (h) each other agreement not made in the ordinary and
normal course of business which involves consideration of more than $15,000; and

                           (i) each letter of intent or  agreement  in principle
to enter into any Contract (whether or not binding, in whole or in part).

                  True, correct and complete copies of each Contract have been provided or made available to Parent and, except as provided in Section 3.13 of the Disclosure Schedule, each remains in full force and effect in accordance with the copies provided to Parent. Each of the Contracts was entered into and requires performance only in the ordinary course of business. The Company is not in material default under any Contract and no default or right of set-off has been asserted, either by or against the Company under any Contract. To the knowledge of the Company, the parties to the Contracts, other than the Company, are not in material default of any of their respective obligations under the Contracts, and there has not occurred any event, which with the passage of time or the giving of notice (or both), would constitute a material default or breach under any Contract. All amounts payable by the Company under the Contracts are on a current basis. No Contract is terminable nor requires a payment in the event of the Merger or a change in control of the Company.

                  3.14 LICENSES AND PERMITS. Section 3.14 of the Disclosure Schedule sets forth a description of all material licenses and other material governmental or other regulatory permits, approvals and authorizations required for the operation of the business of the Company to: (a) provide the services which the Company is providing or the Company in the past has provided, (b) own or hold under lease the properties and Assets it owns or holds under lease and
(c) perform all of its obligations under Contracts to which it is a party or subject (collectively, the "Governmental Permits"). The Company has delivered to Parent copies of all of the Governmental Permits. The Company owns, possesses or has the legal right to use the Governmental Permits, free and clear of all liens, pledges, claims or other encumbrances of any nature whatsoever. The Company has obtained and possesses (and during all periods in which it has provided services and conducted business possessed), in good standing, all Governmental Permits required by applicable governmental  authorities  in order to perform  such  services  and conduct such businesses except where failure to have such Governmental Permits in good standing would not, individually or in the aggregate, have a material adverse effect on the business, working capital, results of operation, assets, liabilities, condition (financial or otherwise) or prospects of the Company. The Company is not in material default under any Governmental Permits, and the Company has not received any notice of any default or any other claim or proceeding relating to, any such Governmental Permits.

                  3.15 COMPLIANCE WITH LAWS. The Company has been in compliance with all applicable laws, regulations, ordinances and administrative orders of any jurisdiction to which it or its business or its use or occupancy of properties or any part thereof are subject, except where the failure to be in compliance would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company. Except as set forth in Section 3.15 of the Disclosure Schedule, there is no pending material suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry, nor, to the knowledge of the Com pany, are any such proceedings, investigations or inquiries, threatened or contemplated nor (ii) are there any unasserted claims (whether or not the potential claimant may be aware of the claim) of any nature that might be asserted against the Company. Except as set forth in Schedule 3.15 of the Disclosure Schedule, the Company is not subject to any judgment, decree, injunction or order of any court or any governmental restriction.

                  3.16 INSURANCE AND SURETY AGREEMENTS. Section 3.16 of the Disclosure Schedule contains a complete and correct list of: (a) all policies of malpractice, fire, liability and other forms of insurance held or owned by the Company; and (b) all bonds, indemnity agreements and other agreements of suretyship made for or held by the Company, including a brief description of the character of the bond or agreement and the name of the surety or indemnifying party. Section 3.16 of the Disclosure Schedule sets forth for each such insurance policy the name of the insurer, the amount of coverage, the type of insurance included under each such policy and of any claims made thereunder. Such policies are owned by and payable solely to the Company, and said policies or renewals or replacements thereof are outstanding and duly in force. All insurance policies maintained by the Company is in full force and effect, all premiums due on such policies have been paid, and the Company has not been advised by any of its insurance carriers of an intention to terminate or modify any such policies, nor has the Company failed to comply with any of the material conditions contained in any such policies.

                  3.17     RELATIONSHIPS.

                           (a)  Except  as  disclosed  in  Section  3.17  of the
Disclosure Schedule, no Agreement Shareholder, or affiliate of the Company has, or at any time within the last two (2) years has had, an ownership interest in any business, corporate or otherwise, that is a party to, or in any property that is the subject of, any business relationship or arrangement of any kind relating to the operation or business of, or which may be binding upon, the Company or its Assets.

                           (b) Section 3.17 of the Disclosure  Schedule contains
a complete and correct list of all persons known by the Company to be affiliates of the Company.

                  3.18     EMPLOYEE BENEFIT PLANS.

                           (a)  Except  as set  forth  in  Section  3.18  of the
Disclosure Schedule, there are no employee benefit plans (including previously-maintained plans) or arrangements of any type (including, without limitation, plans described in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended and the regulations thereunder ("ERISA")), under which the Company has or in the future could have directly, or indirectly through a Commonly Controlled Entity (within the meaning of section 414(b), (c), (m) and (o) of the Internal Revenue Code of 1986, as amended and the regulations thereunder ("Code")), any liability with respect to any current or former employee of the Company or any Commonly Controlled Entity (collectively, the "Benefit Plans"). No such Benefit Plan is "multiple employer plan" (within the meaning of the Code or ERISA) or subject to Title IV of ERISA.

                           (b)  With   respect  to  each   Benefit  Plan  (where
applicable): the Company has delivered to the Parent complete and accurate copies of (i) all plan texts and agreements; (ii) all material employee communications; (iii) the most recent annual report; (iv) the most recent annual and periodic accounting of plan assets; (v) the most recent determination letter received from the Internal Revenue Service; and (vi) the most recent actuarial valuation.

                           (c)  With  respect  to  each  Benefit  Plan:  (i)  if
intended to qualify under Code section 401(a) or 403(a), such Benefit Plan so qualifies, and its related trust is exempt from taxation under Code section 501(a); (ii) such Benefit Plan has been administered in accordance with its terms and applicable law; (iii) no event has occurred and there exists no circumstance under which the Company could directly, or indirectly through a Commonly Controlled Entity, incur liability under ERISA, the Code or otherwise (other than routine claims for benefits); (iv) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened, with respect to any Benefit Plan or against the assets of any Benefit Plan; (v) no "accumulated funding deficiency" (as defined in section 302 of ERISA) has occurred; (vi) no "prohibited transaction" (as defined in section 406 of ERISA or in section 4975 of the Code) has occurred; (vii) no "reportable event" (as defined n section 4043 of ERISA) has occurred; (viii) all contributions and premiums due have been made on a timely basis; and (ix) all contributions made or required to be made under any Benefit Plan meet the requirements for deductibility under the Code, and all contributions which have not been made have been properly recorded on the books of the Company or the applicable Commonly Controlled Entity.

                           (d) With  respect  to each  Benefit  Plan  which is a
"welfare plan" (as defined in ERISA section 3(1)): (i) no such plan provides medical or death benefits (whether or not insured) with respect to current or former employees beyond their termination of employment (other than coverage mandated by law); (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan; and (iii) the Company and any Commonly Controlled Entity have complied with the requirements under Code section 4980B.

                           (e) The consummation of the transactions contemplated
by this Agreement will not (i) entitle any individual to severance pay, or (ii) accelerate the time of payment, vesting or increase the amount of compensation due to any such individual.

                  3.19 LABOR RELATIONS. To the knowledge of the Company, the Company is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. There is no unlawful employment practice or discrimination charge pending or, to the knowledge of the Company, threatened against the Company before the Equal Employment Opportunity Commission or any other governmental authority. Except as set forth in Section 3.19 of the Disclosure Schedule, there is no unfair labor practice charge or complaint, grievance or arbitration against the Company pending or, to the knowledge of the Company, threatened against the Company before the National Labor Review Board or any other govern mental authority. Since January 1, 1992 the Company has not experienced nor, to the knowledge of the Company, is there threatened, any labor strike, dispute, slowdown or stoppage or any representation question respecting its employees. There is no collective bargaining agreement that is binding on the Company.

                  3.20  ENVIRONMENTAL  MATTERS.  Except as set forth in  Section
3.20 of the  Company's  Disclosure  Schedule,  the Company has not  received any written  communication  from any person or entity  (including  any  Governmental
Entity) stating that it may be a potentially responsible party under any applicable state, federal and local laws, regulations and rules, including common law, judgments, decrees and orders relating to pollution, the preservation of the environment, and the release of material into the environment ("Environmental Law") with respect to any actual or alleged environmental contamination or the release of any hazardous substances; neither the Company nor, to the Company's knowledge, any Governmental Entity is conducting or has conducted any environmental remediation or environmental investigation which could reasonably be expected to result in material liability or expense for the Company under Environmental Law; and the Company has not received any request for information under Environmental Law from any Governmental Entity with respect to any actual or alleged environmental contamination or the release of any hazardous substance, except, in each case, for communications, environmental remediation and investigations and requests for information which would not, individually or in the aggregate, have a material adverse effect; (ii) the Company has not received any written communication from any person or entity (including any Governmental Entity) stating or alleging that the Company may have violated any Environmental Law, or that the Company has caused or contributed, or has liability with respect to any environmental contamination, except, in each case, for statements and allegations of violations and statements and allegations of responsibility or liability which would not, individually or in the aggregate, have a material adverse effect; and (iii) to the Company's knowledge, the Company has no liabilities under Environmental Law that, individually or in the aggregate, have had or may reasonably be expected to result in a material adverse effect.

                  3.21 QUESTIONABLE PAYMENTS. Neither the Company, nor any director, officer, affiliate or employee of the Company: (a) have used any corporate funds of the Company to make any payment to any officer or employee of any government, or to any political party or official thereof, where such payment either (i) is unlawful under laws applicable thereto; or (ii) would be unlawful under the Foreign Corrupt Practices Act of 1977, as amended; nor (b) has used any corporate funds of the Company for making payments to any person if such payment constituted an illegal payment, bribe, kickback, political contribution or other similar questionable payment.

                  3.22  BROKERS AND  FINDERS.  None of the Company or any of its
officers, directors and employees has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated hereby.

                  3.23 ACCURACY OF INFORMATION FURNISHED. No representation or warranty in this Agreement (including information contained in the Disclosure Schedule) made by the Company nor any information relating to the Company which has been delivered by the Company to Parent contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not false or misleading. The Company has disclosed in the Disclosure Schedule, and at all times through the Effective Date will disclose, to Parent, all facts known to it that, individually or in the aggregate, are material to the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company.

                                    ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF PARENT

                  Parent represents and warrant to the Company as follows:

                  4.1 ORGANIZATION AND GOOD STANDING OF PARENT. Parent and Subsidiary are corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and Florida, respectively.

                  4.2      CAPITALIZATION OF PARENT.

                           (a) The authorized  capital stock of Parent  consists
of 6,000,000 shares of common stock, $.025 par value, and 2,000,000 shares of preferred stock, $1.00 par value. As of March 31, 1998, there were (i) 2,054,046 shares of Parent Common Stock issued and outstanding and no shares of Parent preferred stock issued and outstanding,
(ii) 225,000 shares of Parent Common Stock reserved for issuance under stock option and other employee and director benefit plans, and (iii) 26,250 shares of Parent Common Stock held in Parent's treasury. In addition, Parent will be reserving 500,000 shares of Parent Common Stock for issuance pursuant to Section
2.3 and Section 2.4 of this Agreement. The Parent Common Stock to be issued pursuant to the Merger, when issued and delivered, will be duly authorized, validly issued, fully paid and nonassessable.

                           (b)   There  are  no   voting   trusts,   shareholder
agreements or other voting arrangements to which the Parent is a party or, to the knowle dge of the Parent, to which any of the shareholders of the Parent is a party or bound.

                           (c)  Except as set forth in Parent  SEC  Reports  (as
defined in Section 4.6 herein), there is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call, put or other right obligating the Parent to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of the Parent.

                  4.3 DUE AUTHORIZATION, BINDING EFFECT. Each of Parent and Subsidiary has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents executed or to be executed by it in connection with this Agreement and to consummate the Merger. The execution, delivery and performance by Parent and Subsidiary of this Agreement and the other documents executed or to be executed by Parent or Subsidiary, as applicable, in connection with this Agreement have been duly authorized by all necessary corporate action. This Agreement and the other documents which have been executed and which will be executed by Parent and Subsidiary in connection with this Agreement have been, or will have been, as the case may be, duly executed and delivered by Parent and Subsidiary and are, or will be when executed and delivered, the legal, valid and binding obligations of Parent and Subsidiary, as the case may be, enforceable in accordance with their terms except that (i) enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights; (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) rights to indemnification and contribution may be limited by considerations of public policy.

                  4.4 CAPITAL STOCK OF COMPANY SUBSIDIARIES AND OTHER OWNERSHIP INTERESTS. Other than Subsidiary, Parent is not the record or beneficial owner of any equity interest in any corporation, joint venture, partnership or other entity.

                  4.5 CORPORATE POWER AND AUTHORITY. Parent has the corporate power and authority and all licenses and Governmental Permits (as defined in
Section 3.15 except that, in lieu of pertaining to the Company, for purposes of this Section, such definition shall pertain to Parent) required by governmental authorities to own, lease and operate its properties and assets and to carry on its business as currently being conducted, except where the failure to have any such licenses and Governmental Permits would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of the Company.

                  4.6 ABSENCE OF RESTRICTIONS AND CONFLICTS. The execution, delivery and performance of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under or permit the acceleration of any obligation under (i) any term or provision of the Certificate of Incorporation or Bylaws of Parent or the Articles of Incorporation or Bylaws of the Subsidiary, or (ii) any contract or permits, except where such violations, conflicts, breaches, defaults, losses or accelerations would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its subsidiaries taken as a whole, or (iii) any judgment, decree or order of any court or governmental authority or agency to which Parent or its subsidiaries is a party or by which Parent or the subsidiaries or any of their properties are bound, or (iv) any statute, law, regulation or rule applicable to Parent or its subsidiaries, except where such violations, conflicts, breaches, defaults, losses or accelerations would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its subsidiaries taken as a whole. Except for compliance with the applicable requirements of the Securities Act, the Exchange Act, and applicable state securities laws and the filing of Articles of Merger with the Department of State, and consents listed on the Disclosure Schedule, to the Parent's knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority or, except for the approvals which have been obtained, any third party is required in connection with the execution, delivery or performance of this Agreement by Parent or the Subsidiary or the consummation of the transactions contemplated hereby or the ownership and operation by the Surviving Corporation of its businesses and properties after the Effective Date in substantially the same manner as now owned and operated.

                  4.7 PARENT SEC REPORTS. Parent has made available to the Company (i) Parent's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, (ii) proxy statements relating to Parent's meetings of shareholders and (iii) all other reports or registration statements, each as amended or supplemented prior to the date hereof, filed by Parent with the SEC since January 1, 1995 (items (i) through (iii), as amended or supplemented as described above, including all disclosures incorporated therein by reference, being referred to as the "Parent SEC Reports"). As of their respective dates, the Parent SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 1995, Parent has timely filed all forms, reports and
                                      -19-
documents with the SEC required to be filed by it pursuant to the federal securities laws and the SEC's rules and regulations thereunder, each of which Parent SEC Reports complied as to form, at the time such form, report or document was filed, in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder.

                  4.8 FINANCIAL STATEMENTS AND RECORDS OF PARENT. Parent has delivered to the Company true, correct and complete copies of: (i) the balance sheets of Parent as of June 30, 1997 and June 30, 1996 and the related statements of income, changes in stockholders' equity and cash flows of Parent for the fiscal years then ended, including the notes thereto, as contained in the Parent's Annual Report on Form 10-KSB for the year ended June 30, 1997, in each case examined by and accompanied by the report thereon of Grant Thornton LLP, and (ii) the consolidated balance sheets of Parent as of March 31, 1998 ("Parent Balance Sheet") and the consolidated statements of operations and cash flows of Parent for the fiscal quarters ended March 31, 1998 and 1997, including the notes thereto, as contained in the Parent's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (all of the foregoing financial statements in (i) and (ii) being referred to herein as the "Parent Financial Statements"). Parent Financial Statements have been prepared from, and are in accordance with, the books and records of Parent and present fairly, in all material respects, the assets, liabilities and financial position of Parent as of the dates thereof and their results of operations and changes in financial position for the periods then ended, in each case in conformity with generally accepted accounting principles, consistently applied, except as noted therein. Since June 30, 1997, there has been no change in accounting principles applicable to, or methods of accounting utilized by, Parent. The books and records of Parent have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects, and present fairly in all material respects the basis for the financial position and results of operations of Parent and its subsidiaries set forth in Parent Financial Statements.

                  4.9 NO MATERIAL UNDISCLOSED LIABILITIES. There are no material liabilities or obligations of Parent of any nature, whether absolute, accrued, contingent or otherwise, other than the liabilities and obligations that are reflected, accrued, or reserved against on the Parent Balance Sheet (for which the reserves are appropriate and reasonable) and those incurred in the ordinary course of business and consistent with past practices since March 31, 1998.

                  4.10     ABSENCE OF CERTAIN CHANGES.

                           (a) Since March 31, 1998,  Parent has operated in the
ordinary course of business and in a manner consistent with the manner in which it operated prior to March 31, 1998. Without limiting the generality of the foregoing, Parent has not (except as may result from the transactions contemplated by this Agreement):

                                    (i) suffered any material adverse change in
                           its business, results of operations, working capital, assets,
                           liabilities,  condition  ( financial or   otherwise),
                           prospects or the manner of conducting its business;

                                    (ii) suffered any damage or destruction  to,
                           or loss of, assets, whether or not covered by insurance, which property or assets are material to the operations or business of Parent;

                                    (iii)   forgiven,   compromised,   canceled,
                           released, waived or permitted to lapse any material rights or claims;

                                    (iv)   entered   into  or   terminated   any
                           agreement, commitment or transaction, or agreed to make any changes in any leases or agreements, other than leases, agreements, transactions and commitments entered into in the ordinary course of business;

                                    (v) written up, written down or written  off
                           the book value of any amount of assets;

                                    (vi) declared, paid or set aside for payment
                           any dividend or distribution with respect to Parent's capital stock;

                                    (vii)   redeemed,   purchased  or  otherwise
                           acquired, or sold or granted or otherwise disposed of, directly or indirectly, any of Parent's capital stock or securities or any rights to acquire such capital stock or securities which are outstanding as of the date of this Agreement;

                                    (viii)  failed to pay or discharge  when due
                           any liabilities, the failure to pay or discharge which will have, individually or in the aggregate, a material adverse effect on the business, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent.

                                    (ix)  encumbered  assets,  purchased or sold
                           any assets outside the ordinary course of business or made any material capital expenditure;

                                    (x) entered into any employment, consulting,
                           compensation or collective bargaining agreement with any person or group;

                                    (xi)  entered  into,  adopted or amended any
                           employee benefit plan;

                                    (xii)  entered  into any  other  transaction
                           other than in the ordinary course of business; or

                                    (xiii)  entered into any agreement to do any
                           of the foregoing.

                           (b)   Parent   is  not  aware  of  any   pending   or
contemplated legislation or changes in rules, regulations or administrative orders which, if enacted or implemented, would, individually or in the aggregate, have a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent.

                  4.11     TAX RETURNS; TAXES.

                           (a)  Parent has duly filed or caused to be filed on a
timely basis (giving effect to properly obtained extensions of time) with the appropriate authorities all Tax Returns (as defined below) required to be filed by it and all such Tax Returns are true, correct and complete in all material respects; has paid in full on a timely basis all Taxes (as defined below) required to be paid; and has fully accrued on its books or has established adequate reserves on its latest balance sheet (a true and correct copy of which has been provided to the Company), prepared in accordance with generally accepted accounting principles consistently applied, for all Taxes which have accrued but not are yet due; and has timely and properly collected or withheld, paid over and reported to the appropriate governmental authorities all Taxes required to have been collected or withheld by it. Parent has no tax liabilities other than those reflected on the Parent Financial Statements and those arising in the ordinary course of business since the date thereof. Parent has made available to the Company true, complete and correct copies of Parent's federal income tax and other Tax Returns filed by it.

                           (b) No Taxing  authority has asserted any  adjustment
that could result in an additional Tax for which Parent is or may be liable; there is no pending audit, examination, investigation, dispute, proceeding or claim (collectively, "Proceeding") relating to any Tax for which Parent is or may be liable and, to the knowledge of Parent, no Taxing authority is contemplating such a Proceeding; no statute of limitations with respect to any Tax for which Parent or is or may be liable has been waived or extended; and Parent are not a party or subject to any Tax sharing or any Tax allocation agreement, arrangement or understanding.

                           (c) Parent is not a party to any contract, agreement,
plan or arrangement that, individually or collectively, could give rise to any payment that would not be deductible by reason of Section 162, 280G or 404 of the Code (or any comparable state, local or foreign Tax provision). Parent does not have any "tax-exempt use property" within the meaning of Section

168(h) of the Code (or any comparable state, local or foreign Tax provision). Parent has never made or been required to make an election under Section 338 of the Code (or any comparable state, local or foreign Tax provision).

                           (d) Parent is not, and was not at any time during the
applicable period
specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and the regulations thereunder.

                           (e) For purposes of this Agreement,  "Tax" shall mean
any tax, fee, levy, assessment or other governmental charge imposed by the United States, any state, local or foreign government or subdivision or agency of any of the foregoing, including without limitation, any income, franchise, gross receipts, property, sales, use, service, value added, withholding, social security, estimated, accumulated earnings, transfer, license, privilege, payroll, profits, capital stock, employment, unemployment, excise, ad valorem, severance, stamp, occupancy, customs or occupation tax for which the taxpayer is or may be liable, including without limitation, as a member of a consolidated group pursuant to Treasury Regulation ss.1.1502-6 (or any comparable state, local or foreign Tax provision), as a transferee under Section 6901 of the Code (or any comparable state, local or foreign Tax provision) or under any Tax sharing or Tax allocation agreement, arrangement or understanding.

                           (f) For  purposes of this  Agreement,  "Tax  Returns"
shall mean all returns, amended returns, declarations, reports, estimates, information returns and statements relating to Taxes which are or were filed or required to be filed under applicable law, whether on a consolidated, combined, unitary or separate basis or otherwise.

                  4.12     TITLE, CONDITION OF ASSETS.

                           (a)  Parent has good and  marketable  title to all of
the Assets reflected on the Parent Balance Sheet, and all Assets thereafter acquired by them (except for Assets disposed of by it in the ordinary course of business). All such Assets are used in connection with the operation of the businesses of Parent. Except as set forth in Section 4.12(a) of the Disclosure Schedule, the Assets are subject to no mortgage, security interest, pledge, lien, claim, encumbrance or charge, or restraint or transfer whatsoever other than Permitted Liens (as hereinafter defined) and no currently effective financing statement with respect to any of its Assets has been filed under the Uniform Commercial Code in any jurisdiction. Section 4.12(a) of the Disclosure Schedule sets forth a description of the indebtedness secured by the financing statements listed thereon, including the principal balance of such indebtedness and accrued but unpaid interest thereon as at March 31, 1998 and interest rate applicable thereto. Except with respect to the constituent instruments underlying the financing statements listed in Section 4.12(a) of the Disclosure Schedule, Parent is not a party to any financing statement or any security agreement authorizing any secured paery thereunder to file any financing statement. No person other than Parent has any right to the use or possession of any of the Assets. All Assets which are real property or tangible personal property, whether owned or leased, are in good operating condition and repair, excepting normal wear and
                                      -23-
tear, and are sufficient to enable Parent to operate its business in a manner consistent with its operation during the immediately preceding twelve (12) months.

                           (b) Set forth on Section  4.12(b)  of the  Disclosure
Schedule is a true and correct list of leases, conditional sales, licenses or similar arrangements to which Parent is a party or to which Parent or any Asset used by Parent in connection with the operation of its business is subject. The Company has delivered to Parent a complete and correct copy of each lease, conditional sale, license and other arrangement listed in Section 4.12(b) of the Disclosure Schedule. All of said arrangements are valid, binding and enforceable in accordance with their respective terms and are in full force and effect. Parent is not in default under one or more of such arrangements, except to the extent such defaults would not, individually or in the aggregate, have a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent and has not received any written notice alleging any default, set-off, or claim of default. To the knowledge of Parent, the parties to such arrangements are not in default of their respective obligations under any of such arrangements, and there has not occurred any event which, with the passage of time or giving of notice (or both), would constitute such a default or breach under any of such arrangements.

                  4.13  INTELLECTUAL  PROPERTY.  Except as set forth in  Section
4.13 of the Disclosure Schedule, Parent has no proprietary assets. Parent owns all of the Proprietary Assets necessary to operate its business. No claim has been asserted by an person challenging the validity of any Proprietary asset or the use thereof by Parent.

                  4.14 CONTRACTS. To the knowledge of Parent, Section 4.14 of the Disclosure Schedule contains a complete and correct list of all of the following categories of material agreements, contracts, arrangements and commitments ("Contracts"), including summaries of oral contracts (except immaterial oral contracts terminable at will), to which Parent is bound, including, without limitation:

                           (a) each contract or agreement for the  employment or
retention of, or collective bargaining, severance or termination agreement with, any director, officer, employee, consultant, agent, employee or group of employees;

                           (b) each profit sharing,  thrift,  bonus,  incentive,
deferred compensation, stock option, stock purchase, severance pay, pension, retirement, hospitalization, insurance or other similar plan, agreement or arrangement;

                           (c) each agreement or arrangement  (including  letter
of intent) for the purchase or sale of any assets, properties or rights outside the ordinary course of business (by purchase or sale of assets, purchase or sale of capital stock, merger or otherwise) which is currently in effect;

                           (d)  each  contract  which  contains  any  provisions
requiring Parent to indemnify or act for, or guarantee the obligation of, any other person or entity;

                           (e) each agreement restricting Parent from conducting
business of any nature anywhere in the world;

                           (f) each  partnership  or joint  venture  contract or
similar arrangement or agreement which is likely to involve a sharing of profits or future payments with respect to the business (or any portion thereof) of Parent;

                           (g) each lease,  license,  conditional sales contract
or similar  arrangement for real or personal property or any Proprietary  Asset;
and

                           (h) each other agreement not made in the ordinary and
normal course of business which involves consideration of more than $15,000; and

                           (g) each letter of intent or  agreement  in principle
to enter into any Contract (whether or not binding, in whole or in part).

                  True, correct and complete copies of each Contract have been provided or made available to the Company and, except as provided in Section
4.14 of the Disclosure Schedule, each remains in full force and effect in accordance with the copies provided to the Company. Each of the Contracts was entered into and requires performance only in the ordinary course of business. Parent is not in material default under any Contract and no default or right of set-off has been asserted, either by or against Parent under any Contract. To the knowledge of Parent, the parties to the Contracts, other than Parent, are not in material default of any of their respective obligations under the Contracts, and there has not occurred any event, which with the passage of time or the giving of notice (or both), would constitute a material default or breach under any Contract. All amounts payable by Parent under the Contracts are on a current basis. No Contract is terminable nor requires a payment in the event of the Merger or a change in control of Parent

                  4.15 LICENSES AND PERMITS. Section 4.15 of the Disclosure Schedule sets forth a description of all material licenses and other material governmental or other regulatory permits, approvals and authorizations required for the operation of the business of Parent to: (a) provide the services which Parent is providing or Parent in the past has provided, (b) own or hold under lease the properties and Assets it owns or hold under lease and (c) perform all of its obligations under Contracts to which it is a party or subject (collectively, the "Governmental Permits"). Parent has delivered to the Company copies of all of the Governmental Permits. Parent owns, possesses or has the legal right to use the Governmental Permits, free and clear of all liens, pledges, claims or other encumbrances of any nature whatsoever. Parent has obtained and possesses (and during all periods in which it has provided services and conducted business possessed), in good standing, all Governmental Permits required by applicable governmental authorities in order to perform such services and conduct such businesses except where failure to have such

Governmental Permits in good standing would not, individually or in the aggregate, have a material adverse effect on the business, working capital, results of operation, assets, liabilities, condition (financial or otherwise) or prospects of Parent. Parent is not in material default under any Governmental Permits, and Parent has not received any notice of any default or any other claim or proceeding relating to, any such Governmental Permits.

                  4.16 INSURANCE AND SURETY AGREEMENTS. Section 4.16 of the Disclosure Schedule contains a complete and correct list of: (a) all policies of malpractice, fire, liability and other forms of insurance held or owned by Parent; and (b) all bonds, indemnity agreements and other agreements of suretyship made for or held by Parent, including a brief description of the character of the bond or agreement and the name of the surety or indemnifying party. Section 4.16 of the Disclosure Schedule sets forth for each such insurance policy the name of the insurer, the amount of coverage, the type of insurance included under each such policy and of any claims made thereunder. Such policies are owned by and payable solely to Parent, and said policies or renewals or replacements thereof are outstanding and duly in force. All insurance policies maintained by Parent are in full force and effect, all premiums due on such policies have been paid, and has not been advised by any of its insurance carriers of an intention to terminate or modify any such policies, nor has Parent failed to comply with any of the material conditions contained in any such policies.

                  4.17     RELATIONSHIPS.

                           (a)  Except  as  disclosed  in  Section  4.17  of the
Disclosure Schedule, no affiliate of Parent has, or at any time within the last two (2) years has had, an ownership interest in any business, corporate or otherwise, that is a party to, or in any property that is the subject of, any business relationship or arrangement of any kind relating to the operation or business of, or which may be binding upon, Parent or its Assets.

                           (b) Section 4.17 of the Disclosure  Schedule contains
a complete and correct list of all persons known by the Company to be affiliates of the Company.

                  4.18     EMPLOYEE BENEFIT PLANS.

                           (a)  Except  as set  forth  in  Section  4.18  of the
Disclosure Schedule, there are no employee benefit plans (including previously-maintained plans) or arrangements of any type (including, without limitation, plans described in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended and the regulations thereunder ("ERISA")), under which Parent has or in the future could have directly, or indirectly through a Commonly Controlled Entity (within the meaning of section 414(b), (c), (m) and (o) of the Internal Revenue Code of 1986, as amended and the regulations thereunder ("Code")), any liability with respect to any current or former employee of Parent or any Commonly Controlled Entity (collectively, the "Benefit Plans"). No such Benefit Plan is "multiple employer plan" (within the meaning of the Code or ERISA) or subject to Title IV of ERISA.

                           (b)  With   respect  to  each   Benefit  Plan  (where
applicable): Parent has delivered to the Company complete and accurate copies of
(i) all plan texts and agreements;  (ii) all material  employee  communications;
(iii) the most recent annual report; (iv) the most recent annual and periodic accounting of plan assets; (v) the most recent determination letter received from the Internal Revenue Service; and (vi) the most recent actuarial valuation.

                           (c)  With  respect  to  each  Benefit  Plan:  (i)  if
intended to qualify under Code section 401(a) or 403(a), such Benefit Plan so qualifies, and its related trust is exempt from taxation under Code section 501(a); (ii) such Benefit Plan has been administered in accordance with its terms and applicable law; (iii) no event has occurred and there exists no circumstance under which Parent could directly, or indirectly through a Commonly Controlled Entity, incur liability under ERISA, the Code or otherwise (other than routine claims for benefits); (iv) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, threatened, with respect to any Benefit Plan or against the assets of any Benefit Plan; (v) no "accumulated funding deficiency" (as defined in section 302 of ERISA) has occurred; (vi) no "prohibited transaction" (as defined in section 406 of ERISA or in section 4975 of the Code) has occurred; (vii) no "reportable event" (as defined n section 4043 of ERISA) has occurred; (viii) all contributions and premiums due have been made on a timely basis; and (ix) all contributions made or required to be made under any Benefit Plan meet the requirements for deductibility under the Code, and all contributions which have not been made have been properly recorded on the books of Parent or the applicable Commonly Controlled Entity.

                           (d) With  respect  to each  Benefit  Plan  which is a
"welfare plan" (as defined in ERISA section 3(1)): (i) no such plan provides medical or death benefits (whether or not insured) with respect to current or former employees beyond their termination of employment (other than coverage mandated by law); (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan; and (iii) Parent and any Commonly Controlled Entity have complied with the requirements under Code section 4980B.

                           (e) The consummation of the transactions contemplated
by this Agreement will not (i) entitle any individual to severance pay, or (ii) accelerate the time of payment, vesting or increase the amount of compensation due to any such individual.

                  4.19 LABOR RELATIONS. To the knowledge of Parent, Parent is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. There is no unlawful employment practice or discrimination charge pending or, to the knowledge of the Company, threatened against Parent before the Equal Employment Opportunity Commission or any other governmental authority. Except as set forth in Section 4.18 of the Disclosure Schedule, there is no unfair labor practice charge or complaint, grievance or arbitration against Parent pending or, to the knowledge of the Company, threatened against the Company before the National Labor Review Board or any other governmental authority. Since January 1, 1992 Parent has not experienced nor, to the knowledge of Parent, is there threatened, any labor strike, dispute, slowdown or stoppage or any representation question respecting its employees. There is no collective bargaining agreement that is binding on Parent.

                  4.20 QUESTIONABLE PAYMENTS. Neither Parent, nor any director, officer, affiliate or employee of Parent: (a) have used any corporate funds of Parent to make any payment to any officer or employee of any government, or to any political party or official thereof, where such payment either (i) is unlawful under laws applicable thereto; or (ii) would be unlawful under the Foreign Corrupt Practices Act of 1977, as amended; nor (b) has used any corporate funds of Parent for making payments to any person if such payment constituted an illegal payment, bribe, kickback, political contribution or other similar questionable payment.

                  4.21 BROKERS AND FINDERS. Neither Parent nor the Subsidiary nor any of their respective officers, directors and employees has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated hereby, except for the fees of Slusser pursuant to that certain letter agreement dated July 21, 1997, as amended, a true, complete and correct copy of which has been furnished to the Company.

                  4.22 COMPLIANCE WITH LAWS. Parent has been and is in compliance with all applicable laws, regulations, ordinances and administrative orders of any jurisdiction to which its businesses or its use or occupancy of properties or any part thereof are subject except where the failure to be in compliance would not, individually or in the aggregate, have a material adverse effect on the business, results of operation, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its subsidiaries taken as a whole. Except as set forth in the Parent SEC Reports, there is no pending material suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry, nor, to the best of Parent's knowledge, (i) are any such proceedings, investigations or inquiries, threatened or contemplated nor (ii) are there any unasserted claims (whether or not the potential claimant may be aware of the claim) of any nature that might be asserted against Parent, which pending, threatened, contemplated or unasserted matter are reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its subsidiaries taken as a whole. Parent is not subject to any judgment, decree, injunction, or order of any court or any governmental restriction applicable to Parent which is reasonably likely (i) to have a material adverse effect on the business, results of operations, working capital, assets, liabilities, condition (financial or otherwise) or pros pects of Parent and its subsidiaries taken as a whole or (ii) to cause limitation on the Surviving Corporation's ability to operate the business of the Company after the Closing.

                  4.23 ACCURACY OF INFORMATION FURNISHED. No representation or warranty in this Agreement made by Parent nor any information relating to Parent or its subsidiaries which has been delivered by Parent to the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not false or misleading.

                                    ARTICLE 5

                       COVENANTS OF THE COMPANY AND PARENT

                  5.1 NOTICE OF ANY MATERIAL CHANGE. Each of the Company and Parent shall, promptly after the first notice or occurrence thereof but not later than the Closing Date, advise the other in writing of any event or the existence of any state of facts that:

                           (a)  would  make  any  of  its   representations  and
warranties in this Agreement untrue in any material respect as if such representation and warranty had been made at and as of such intervening date; or

                           (b) would  otherwise  constitute,  individually or in
the aggregate, a material adverse change in the business, results of operation, working capital, assets, liabilities or condition (financial or otherwise) or prospects of Parent or the Company.

                  5.2 COOPERATION. Each of the parties hereto shall, and shall cause each of its Affiliates to, use its best efforts to:

                           (a) proceed  promptly  to make or give the  necessary
applications, notices, requests and filings in order to obtain at the earliest practicable date and, in any event, before the Closing Date, the approvals, authorizations and consents necessary to consummate the transactions contemplated by this Agreement;

                           (b)  cooperate  with and keep the others  informed of
any matter which may result in a failure by such party to fulfill any covenant of such party or which may provide the other party with a right to terminate this Agreement; and

                           (c) take such  actions  as the  other may  reasonably
request to consummate the transactions contemplated by this Agreement and use its best efforts and diligently attempt to satisfy, to the extent within its control, all conditions precedent to the obligations to close this Agreement.

                  5.3 PUBLIC DISCLOSURE. Subject to their respective legal obligations, neither the Company nor Parent shall issue any press release or otherwise publicize the transactions contemplated herein without the consent or approval of the other; provided, however, the parties hereto consent to the issuance of the press release which the parties have simultaneously herewith approved, and providing copies hereof to any governmental agency which legal counsel to a party may advise such party may be required and providing additional information, limited in scope to the discussion contained in the press release, in response to unsolicited questions resulting from such press release or reports.
                                      -29-

                  5.4 SUBMISSION TO PARENT SHAREHOLDERS. The Parent shall call a meeting of its shareholders as soon as practicable following the execution and delivery of this Agreement for the purpose of obtaining the approval of the requisite number of its shareholders respecting (i) the Merger and the other transactions contemplated by this Agreement and the other Merger Documents (ii) issuance of the ISOs provided for in Section 2.3 hereof, and (iii) the amendment and restatement of the Certificate of Incorporation of Parent (the "Parent Shareholder Approval"). The Parent Corporation, through its Board of Directors, shall recommend such approval to its shareholders in accordance with applicable laws, unless the Board of Directors in good faith believes its fiduciary duty requires otherwise.

                  5.5      PROXY STATEMENT.

                           (a)  Parent  shall  promptly  file a proxy  statement
(which proxy statement, together with any and all amendments and supplements thereto and all information incorporated by reference therein, is referred to herein as the "Proxy Statement"), under and pursuant to the provisions of the Securities Act. Parent agrees to use its best efforts to respond to the comments of the SEC, and Parent shall promptly mail the Proxy Statement to its shareholders.

                           (b) The  Company  agrees to  provide as  promptly  as
practicable to Parent such information concerning its business and financial statements and affairs as, in the reasonable judgment of Parent, may be required or appropriate for inclusion in the Proxy Statement or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with Parent's counsel and auditors in the preparation of the Proxy Statement.

                           (c) The Company represents, warrants and covenants to
Parent that none of the information supplied by it for inclusion or incorporation by reference, and Parent and Sub sidiary represent, warrant and covenant to the Company that none of the information supplied by them for inclusion or incorporation by reference, in the Proxy Statement, will, at the date mailed to shareholders of Parent and at the time of the meeting of shareholders of Parent to be held to approve this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                    ARTICLE 6

               COVENANTS OF THE COMPANY AND AGREEMENT SHAREHOLDERS

                  6.1 ACCESS. During the period until the Effective Date, the Company shall afford to Parent and Parent's officers, employees, accountants, counsel, and other authorized representatives, full access during regular business hours to the assets, properties, books, Contracts, commitments and records of the Company and will furnish or use its best efforts to cause its representatives to furnish promptly to Parent such additional financial and operating data and other documents and information (certified if requested and reasonably susceptible to certification) relating to its business and properties as Parent or its representatives may from time to time reasonably request. No investigation pursuant to this Section
6.1 shall effect, add to or subtract from any representation or warranty contained in this Agreement, any condition to the obligations of the parties hereto to consummate the Merger, nor the right of the Parent to indemnification pursuant to Section 8.2 hereunder.

                  6.2 CONDUCT OF BUSINESS PRIOR TO CLOSING DATE. During the period until the Closing Date, the Company shall (unless otherwise consented to in writing by Parent) conduct its operations in the ordinary and usual course of business consistent with past and current practices, and shall use its best efforts to maintain and preserve intact its business organization and goodwill, to retain the services of its key officers and employees, and to maintain satisfactory relationships with its customers, suppliers and others having business relationships with it. Without limiting the foregoing, the Company without the prior approval of Parent:

                           (a) shall not incur additional obligations, or prepay
any obligations, for borrowed money, encumber assets, purchase or sell any assets outside the ordinary course of business, commit to material capital expenditures or increase or authorize an increase in employee compensations or benefits (except that the Company (i) may reasonably borrow under its $2,250,000 existing line of credit commitment, and (ii) may borrow from an institution on terms reasonably satisfactory to Parent, an amount sufficient to pay bonuses to the Agreement Shareholders and the distribution to the Agreement Shareholders pursuant to Section 6.2 (e) (ii) of this Agreement, in an aggregate amount equal to the Company's earnings and profits for the period January 1, 1998 to and including the Closing Date);

                           (b) shall confer, from time to time, with one or more
representatives of Parent as reasonably requested to report material operational matters and the general status of ongoing operations;

                           (c) shall  notify  Parent of any  emergency  or other
change in the normal course of the Company business and of any governmental complaints, investigations, hearings or inquiries (or communications indicating that the same may be contemplated) including, without limitation, complaints, investigations, hearings or inquiries relating to any Governmental Permits held by the Company or which could result from the consummation of the transaction contemplated hereby;

                           (d) shall not issue or sell any shares of the capital
stock of the Company or issue, sell or grant options, warrants or rights to purchase or subscribe to any of the capital stock of the Company or rights or obligations convertible into or exchangeable for any shares of the capital stock of the Company, or make any changes (by stock dividend, split-up, combination, recapitalization, reclassification, reorganization or otherwise) in the capital structure of the Company;

                           (e) shall not  declare,  pay or set aside for payment
any dividend or other distribution in respect of the capital stock or other equity securities of the Company, provided, however that the Company may pay to the Agreement Shareholders, an amount equal to the sum of (i) the Company's Accumulated Adjustments Account and (ii) the Company's earnings and profits from January 1, 1998, to and including the Closing Date, and the Company shall not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of the Company or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of the Company;

                           (f) shall not settle,  compromise  or  discharge  any
lawsuit, claim or proceeding where the proposed settlement amount for all such settlements, compromises and discharges would exceed $25,000;

                           (g) shall not intentionally take any action that, and
shall not intentionally fail to take any action the failure to take which, would cause or permit any of its representations and warranties contained in this Agreement to be untrue in any material respect at the Closing; or

                           (h)   shall   not   enter    into   any    agreement,
understanding, arrangement or letter of intent (whether or not binding in whole or in part) to do any of the things which it has covenanted not to do without the prior approval of the Parent.

                  6.3 SHAREHOLDER APPROVAL. The Agreement Shareholders agree to vote or cause to be voted, at a meeting of the Company's shareholders to be called and held as soon as practicable, all shares of Company Common Stock over which they have, directly or indirectly, voting control, in favor of the approval of this Agreement and all transactions contemplated hereby.

                  6.4 NO SOLICITATIONS. From May 12, 1998 until the Effective Date or, if earlier, the date this Agreement is terminated or abandoned as provided in Section 10.1, neither the Company nor any Agreement Shareholder shall (nor did they) directly or indirectly (i) solicit or initiate any discussion with or (ii) enter into negotiations or agreements with, or furnish any information to, any corporation, partnership, person or other entity or group (other than Parent, an Affiliate of Parent or their authorized representatives) concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (the "Acquisition Proposal") involving the Company, and the Company and the Agreement Shareholders will instruct their officers, directors, advisors and financial and legal representatives and consultants (collectively, the "Representatives") not to take any action contrary to the foregoing provisions of this sentence; provided, however, that the Company and its Representatives shall not be prohibited from taking any action described in clause (ii) above to the extent such action is taken by, or upon the authority of, the Board of Directors of the Company in the exercise of the Board's good faith judgment as to its fiduciary duties to the shareholders of the Company, which judgment is based upon the written advice of independent, outside legal counsel that a failure of the Board of Directors of the Company to take such action would be likely to constitute a breach of its fiduciary duties to such shareholders. The Company will notify Parent promptly in writing if the Company becomes aware that any inquiries or proposals are received by, any information is requested from or any negotiations or discussions are sought to be initiated with, the Company with respect to an Acquisition Proposal. Each time, if any, that the Board of Directors of the Company determines, upon written advice of such legal counsel and in the exercise of its good faith judgment as to its fiduciary duties to shareholders, that it must enter into negotiations with or furnish any information that is not publicly available to, any corporation, part nership, person or other entity or group (other than Parent, an Affiliate of Parent or their representatives) concerning any Acquisition Proposal, the Company will give Parent prompt notice of such determination (which shall include a copy of the written advice of such legal counsel).

                  6.5 BEST EFFORTS. The Company shall use its best efforts to cause all of the conditions precedent set forth in Sections 9.1 and 9.3 hereof to be fulfilled.

                                    ARTICLE 7

                               COVENANTS OF PARENT

                  7.1 ACCESS. During the period until the Effective Date, Parent shall afford to the Company and the Company's officers, employees, accountants, counsel, and other authorized representatives, full access during regular business hours to the assets, properties, books, Contracts, commitments and records of Parent and will furnish or use its best efforts to cause its representatives to furnish promptly to the Company such additional financial and operating data and other documents and information (certified if requested and reasonably susceptible to certification) relating to its business and properties as the Company or its representatives may from time to time reasonably request. No investigation pursuant to this Section 6.1 shall effect, add to or subtract from any representation or warranty contained in this Agreement, any condition to the obligations of the parties hereto to consummate the Merger, nor the right of the Company to indemnification pursuant to Section 8.2 hereunder.

                  7.2 CONDUCT OF BUSINESS PRIOR TO CLOSING DATE. During the period until the Closing Date, Parent shall (unless otherwise consented to in writing by the Company) conduct its operations in the ordinary and usual course of business consistent with past and current practices, and shall use its best efforts to maintain and preserve intact its business organization and goodwill, to retain the services of its key officers and employees, and to maintain satisfactory relationships with its customers, suppliers and others having business relationships with it. Without limiting the foregoing, Parent without the prior approval of the Company:

                           (a) shall not incur additional obligations, or prepay
any obligations, for borrowed money, encumber assets, purchase or sell any assets outside the ordinary course of business, commit to material capital expenditures or increase or authorize an increase in employee compensation or benefits;
                                      -33-

                           (b) shall confer, from time to time, with one or more
representatives of the Company as reasonably requested to report material operational matters and the general status of ongoing operations;

                           (c) shall  notify  the  Company of any  emergency  or
other  change  in  the  normal  course  of  the  Company  business  and  of  any governmental complaints, investigations, hearings or inquiries (or communications indicating that the same may be contemplated) including, without limitation, complaints, investigations, hearings or inquiries relating to any Governmental Permits held by Parent or which could result from the consummation of the transaction contemplated hereby;

                           (d) shall not issue or sell any shares of the capital
stock of Parent or issue, sell or grant options, warrants or rights to purchase or subscribe to any of the capital stock of Parent or rights or obligations convertible into or exchangeable for any shares of the capital stock of Parent, or make any changes (by stock dividend, split-up, combination, recapitalization, reclassification, reorganization or otherwise) in the capital structure of Parent;

                           (e) shall not  declare,  pay or set aside for payment
any dividend or other distribution in respect of the capital stock or other equity securities of Parent, and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of Parent or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of Parent;

                           (f) shall not settle,  compromise  or  discharge  any
lawsuit, claim or proceeding where the proposed settlement amount for all such settlements, compromises and discharges would exceed $25,000;

                           (g) shall not intentionally take any action that, and
shall not intentionally fail to take any action the failure to take which, would cause or permit any of its representations and warranties contained in this Agreement to be untrue in any material respect at the Closing; or

                           (h)   shall   not   enter    into   any    agreement,
understanding, arrangement or letter of intent (whether or not binding in whole or in part) to do any of the things which it has covenanted not to do without the prior approval of the Company.

                  7.3 NO SOLICITATIONS. From May 12, 1998 until the Effective Date or, if earlier, the date this Agreement is terminated or abandoned as provided in Section 10.1, Parent shall not (nor did it) directly or indirectly
(i) solicit or initiate any discussion with or (ii) enter into negotiations or agreements with, or furnish any information that is not publicly available to, any corporation, partnership, person or other entity or group (other than the Company, an Affiliate of the Company or their authorized representatives) concerning any Acquisition Proposal involving Parent, and Parent will instruct its Representatives not to take any action contrary to the foregoing provisions of this sentence; provided, however, that Parent and its Representatives shall not be
                                      -34-
prohibited from taking any action described in clause (ii) above to the extent such action is taken by, or upon the authority of, the Board of Directors of Parent in the exercise of the Board's good faith judgment as to its fiduciary duties to the shareholders of the Company, which judgment is based upon the written advice of independent, outside legal counsel that a failure of the Board of Directors of Parent to take such action would be likely to constitute a breach of its fiduciary duties to such shareholders. Parent will notify the Company promptly in writing if Parent becomes aware that any inquiries or proposals are received by, any information is requested from or any negotiations or discussions are sought to be initiated with, Parent with respect to an Acquisition Proposal. Each time, if any, that the Board of Directors of Parent determines, upon written advice of such legal counsel and in the exercise of its good faith judgment as to its fiduciary duties to shareholders, that it must enter into negotiations with or furnish any information that is not publicly available to, any corporation, partnership, person or other entity or group (other than Parent, an Affiliate of the Company or their Representatives) concerning any Acquisition Proposal, Parent will give the Company prompt notice of such determination (which shall include a copy of the written advice of such legal counsel).

                  7.4 TAX CERTIFICATIONS. For purposes of ensuring that the Merger will be treated as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, each of Parent and Subsidiary have delivered to Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., counsel to the Company, a letter in the form heretofore approved by the parties.

                  7.5 BEST EFFORTS. Parent and Subsidiary shall use their best efforts to cause all of the conditions precedent in Sections 9.1 (subject in the case of Section 9.1(a) to the judgment of its Board of Directors) and 9.2 hereof to be fulfilled.

                                    ARTICLE 8

              SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITY

                  8.1 SURVIVAL. The representations, warranties, covenants and agreements contained in this Agreement, or in any document delivered pursuant to the provisions of, or in connection with, this Agreement shall not survive the making of this Agreement and any examination made by or on behalf of the parties hereto, the Closing and the Merger; provided, however, that the representations, warranties, covenants and agreements respecting Taxes, contained in Section 3.10 of this Agreement, shall continue to survive until three months subsequent to the date on which all taxable periods of the Company prior to the Effective Date shall be closed to any further assessment of Taxes by the expiration of the applicable statutes of limitations, after giving effect to any extensions thereof by waiver or otherwise. Notwithstanding the foregoing, any claim respecting Taxes made by an Indemnified Party (as defined in Section 8.2) under the provisions of Section 8.2 within the period described above, shall be considered to be timely made even if such claim is not resolved until after the expiration of the aforesaid period.
                                      -35-

                  8.2      INDEMNIFICATION.

                           (a)  The  Agreement   Shareholders  hereby  agree  to
indemnify  and hold  Parent,  the  Surviving  Corporation  and their  affiliates
(collectively, the "Indemnified Parties") harmless from and against the full amount of any loss, claim, damage, liability, cost or expense (including attorneys' fees), judgments, fines and amounts paid in settlement of any claim, action, suit, proceeding or investigation, resulting to the Indemnified Parties (collectively, a "Loss"), either directly or indirectly, from any breach of or inaccuracy in the surviving representations, warranties covenants and agreements respecting Taxes, made by the Company or the Agreement Shareholders in Section
3.10 of this Agreement, or in any certificate or document delivered by or on behalf of the Company or the Agreement Shareholders pursuant to any of the provisions of, or in connection with Section 3.10 of this Agreement. If it is determined that, as a matter of public policy, the indemnification provided for in this Section 8.2 is unavailable to an Indemnified Party as contemplated, then, to the extent not determined to be prohibited by public policy, the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the indemnifying party from the transactions contemplated by this Agreement, but also the relative fault of the Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations.

                           (b) No  Agreement  Shareholder  shall be  entitled to
assert, and no Agreement Shareholder shall assert, any right to subrogation, contribution or reimbursement against Parent, the Surviving Corporation or any shareholder of the Company, the Surviving Corporation or Parent with respect to any amounts paid or payable by such Agreement Shareholder under this Section 8.2.

                                    ARTICLE 9

                              CONDITIONS PRECEDENT

                  9.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. Except as may be waived by both the Company and Parent, the respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

                           (a) CORPORATE  APPROVALS.  This Agreement  shall have
been approved and adopted by the affirmative vote of the holders of a majority of all of the outstanding shares of Company Common Stock. This Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Parent.

                           (b) LITIGATION;  ILLEGALITY.  No action or proceeding
before any court or administrative agency, by any government agency or any other person shall have been
                                      -36-
instituted or threatened challenging or otherwise relating to the Merger, or which otherwise would, if adversely determined, materially and adversely affect Parent or the Company. No action, statute, rule or regulation shall have been proposed or enacted by any state, Federal or foreign government or governmental agency which would render the parties unable to consummate the Merger or make the Merger illegal or prohibit, restrict or delay consummation of the Merger.

                           (c) GOVERNMENTAL  CONSENTS.  Other than the filing of
Articles of Merger, as described in Article 1, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations or terminations of waiting periods imposed by any governmental authority, the failure to obtain which would have a material adverse effect on Parent and its subsidiaries, including the Surviving Corporation and its subsidiaries, taken as a whole, shall have been filed, occurred or been obtained.

                  9.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. Except as may be waived by the Company, the obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Closing Date of each of the following conditions:

                           (a) COMPLIANCE WITH COVENANTS AND CONDITIONS.  Parent
shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by Parent on or before the Closing Date.

                           (b)    REPRESENTATIONS     AND    WARRANTIES.     The
representations and warranties made by Parent in Sections 4.1, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and (except for changes contemplated in this Agreement which pertain to Section 4.2) 4.11 of this Agreement and in all certificates and other documents delivered by Parent to the Company pursuant hereto or in connection with the transactions contemplated hereby shall have been true and correct as of the date hereof, and shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

                           (c) TAX OPINION.  The Company shall have received the
opinion of Greenberg Traurig Hoffman Lipoff Rosen and Quentel, P.A., counsel to the Company, dated as of the Closing Date, substantially to the effect that, on the basis of facts and representations set forth in such opinion consistent with the state of facts existing at the Effective Date, for federal income tax purposes that (i) the Merger constitutes a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code; (ii) no gain or loss will be recognized by the Company's shareholders as a result of the Merger; (iii) the tax basis of the Parent Common Stock to be received by the shareholders of the Company will be equal to the tax basis of their Company Common Stock and (assuming that the shareholder holds the Company Common Stock as a capital asset at the Effective Date) the holding period of their Parent Common Stock will include the
                                      -37-
holding period of the Company Common Stock; and (iv) the Company will not recognize gain or loss as a result of the Merger.

                           (d)  OPINION.  The  Company  shall have  received  an
opinion of Parker Chapin Flattau & Klimpl, LLP, counsel to Parent, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company and its counsel, as to the matters specified in Section 4.1, the last sentence of Section 4.2(a) and Section 4.3.

                           (e) MATERIAL ADVERSE CHANGES. Subsequent to March 31,
1998, there shall have occurred no material adverse change in the business, results of operations or prospects, of Parent.

                           (f)  CERTIFICATES.  The Company shall have received a
certificate or certificates, executed on behalf of Parent by an executive officer of Parent, to the effect that the conditions contained in Sections 9.2(a), (b) and (d) have been satisfied.

                           (g) OTHER. The Company shall have received such other
instruments, documents and certificates, if any, which are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested.

                  9.3 CONDITIONS TO OBLIGATIONS OF PARENT. Except as may be waived by Parent, the obligations of Parent to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

                           (a)  COMPLIANCE  WITH COVENANTS AND  CONDITIONS.  The
Company and the Agreement Shareholders shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by them on or before the Closing Date.

                           (b)  REPRESENTATIONS  AND  WARRANTIES.   All  of  the
representations and warranties made by the Company in this Agreement, the Company Disclosure Schedule and in all certificates and other documents delivered by the Company pursuant hereto or in connection with the transactions contemplated hereby shall have been true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

                           (c)  OPINION.  Parent  shall  have  received  (i)  an
opinion of Greenberg Traurig Hoffman Lipoff Rosen and Quentel, P.A., counsel for the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to Parent and its counsel, as to the matters specified in Section 3.1, the last sentence of Section 3.2(a), and Section 3.3.

                           (d) MATERIAL ADVERSE CHANGES. Since December 31, 1997
there shall have occurred no material adverse change in the business, results of operations, customer or employee relations, working capital, assets, condition (financial or otherwise) or prospects of the Company, other than as set forth in
Schedule 3.9.

                           (e)  WAREHOUSE  AND OFFICE  LEASE.  The Company shall
have obtained the written consent of William K. Steiner to the assignment to the Surviving Corporation of the October 6, 1995 lease between William K. Steiner and the Company covering 290 N.E. 68 Street, 297 N.E. 67 Street, and 277 N.E. 67 Street, Miami, Florida 33138 (the "Premises"), which written consent shall contain an absolute and unconditional indemnification and hold harmless of the Parent, the Company, the Surviving Corporation and their affiliates from and against the full amount of any loss, claim, damage, liability, cost or expense (including attorneys' fees), judgments, fines and amounts paid in settlement of any claim, action, suit, proceeding or investigation relating to any alleged violations of Environmental Law with respect to any actual or alleged environmental contamination or the release of any hazardous substances at or on the Premises.

                           (f) WEISSCO.  The Company  shall have entered into an
agreement, on terms reasonably satisfactory to Parent, with Weissco Development Inc. ("Weissco") and the Agreement Shareholders, pursuant to which, among other things, Weissco agrees to pay 100% of its pre-tax profits to the Surviving Corporation as a management fee.

                           (g)  AEROTECH.  The Company  shall have acquired from
Aero-Tech USA, Inc. all of its right, title and interest in and to the name "Aerotech".

                           (h)  CERTIFICATES.   Parent  shall  have  received  a
certificate or certificates, executed on behalf of the Company, to the effect that the conditions in Sections 9.3(a), (b), (d), (e), (f) and (g) have been satisfied.

                           (i)  OTHER.  Parent  shall have  received  such other
instruments, documents, and certificates, if any, which are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested.

                                   ARTICLE 10

                               REGISTRATION RIGHTS

                  The Agreement Shareholders and any Holder (as defined herein) shall have the following registration rights with respect to the Parent Common Stock issued to them hereunder (the "Registrable Securities"):

                  10.1 DEMAND REGISTRATION FOR REGISTRABLE SECURITIES: FILING OF REGISTRATION STATEMENT. Parent, at its own expense, will prepare and file, as promptly as practicable after receipt of a written request from the Holder(s) of at least fifty (50%) percent
                                      -39-
of the Registrable Securities, a registration statement on such appropriate form of the Securities and Exchange Commission (the "Commission") as shall be selected by Parent to effect the registration of such number of Registrable Securities specified in such request for resale from time to time by such Holder(s) thereof (the "Registration Statement") and shall undertake to cause such Registration Statement to become effective and remain effective so as to cause such Registrable Securities to be registered under the Securities Act, and registered, qualified or exempted under the state securities laws of such jurisdictions as any Holder reasonably requests until such time as such Registrable Securities may be resold pursuant to Rule 144, as promulgated under the Securities Act. For purposes of this Article, a person is deemed to be a "Holder" of Registrable Securities whenever such person is the record owner of such stock.

                  10.2 PIGGYBACK REGISTRATIONS. If, at any time, Parent proposes or is required to register any of its Common Stock under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation, or (ii) a demand registration under Section 10.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, Parent shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), Parent shall use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the Common Stock which Parent at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 10.2 shall relieve Parent of its obligations to effect demand registration. If, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register or to delay registration of such Common Stock, Parent may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 10.1, and (ii) in the case of a determination to delay such registration of its Common Stock, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 10.2 by giving written notice to Parent of its request to withdraw; provided, however that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  10.3 EXPENSES OF REGISTRATION. Parent shall pay all expenses in connection with the registration, qualification and/or exemption of the
Registrable Securities, including any SEC and state securities or "blue-sky" laws registration and filing fees, printing expenses, fees and disbursements of Parent's counsel and accountants, transfer agent's and registrar's fees, fees and disbursements of experts used by Parent in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the Registration Statement or prospectuses contained therein. Parent shall not, however, be liable for any sales, broker's or underwriting commissions upon sale by any Holder of any of the Registrable Securities.

                  10.4 FURNISHING OF DOCUMENTS. Parent shall furnish to the Holders such reasonable number of copies of the Registration Statement, such prospectuses as are contained in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate the offering of the Registrable Securities.

                  10.5 AMENDMENTS AND SUPPLEMENTS. Parent shall prepare and promptly file with the SEC and promptly notify the Holders of the filing of such amendments or supplements to the Registration Statement or prospectuses contained therein as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Parent shall also advise the Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued. If, after a Registration Statement becomes effective, Parent advises the Holders that Parent considers it appropriate that the Registration Statement (and all other registration statements of Parent then effective and outstanding) be amended, the Holders shall suspend any further sales of the Registrable Securities until Parent advises the Holders that the Registration Statement has been amended, which amendment shall be made promptly.

                  10.6 DURATION.  Parent shall maintain the effectiveness of the
Registration Statement until such time as Parent reasonably determines, based on an opinion of counsel, that the Holders will be eligible to sell all of the Registrable Securities then owned by the Holders, without the need for continued registration of the Registrable Securities, in the three month period immediately following the termination of the effectiveness of the Registration Statement.

                  10.7 FURTHER INFORMATION. If Registrable Securities owned by a Holder is included in any registration, such Holder shall furnish Parent such information regarding itself as Parent may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  10.8     INDEMNIFICATION

                           (a)  Parent  will  indemnify  and hold  harmless  the
Holders and each person, if any, who controls a Holder within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which the Holders or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, Parent will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and strict conformity with information furnished by or on behalf of any Holder or such controlling person in writing specifically for use in the preparation thereof.

                           (b) Each of the Holders, jointly and severally,  will
indemnify and hold harmless Parent and each person, if any, who controls Parent within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which Parent or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of any Holder specifically for use in the preparation thereof.

                           (c) Promptly after receipt by an indemnified party of
notice of the commencement of any action involving the subject matter of paragraph (a) or (b) of this Section 10.8, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have hereunder unless the indemnifying party has been materially prejudiced thereby nor will such failure to so notify the indemnifying party relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the, right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there
                                      -42-
is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless: (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence; (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement or the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Notwithstanding anything to the contrary set forth in this Article 10, no indemnifying party shall have the right to settle or compromise any action for which it has assumed the defense without the express written consent of the indemnified party.

                           (d) In the  event any of the  Registrable  Securities
are sold by any Holder or Holders in an underwritten public offering consented to by Parent, Parent shall provide indemnification to the underwriters of such offering and any person controlling any such underwriter on behalf of the Holder or Holders making the offering; provided, however, that Parent shall not be required to consent to any such underwriting or to provide such indemnification in respect of the matters described in the proviso to the first sentence of
Section 10.8(a).

                                   ARTICLE 11

                                  MISCELLANEOUS

                  11.1     TERMINATION.

                           (a) This Agreement and the transactions  contemplated
hereby may be terminated at any time on or before the Closing Date:

                                    (i) by  mutual  consent of  the  Company and
                           Parent;
`
                                    (ii) by the  Company  or  Parent  if  either
                           receive an Acquisition Proposal under circumstances that do not violate the respective obligations under Sections 6.4 or 7.3 hereof;

                                    (iii) by the Company or Parent, if the other
                           party receives an Acquisition Proposal under circumstances that violate that party's obligations under Sections 6.4 or 7.3 hereof;

                                    (iv) by Parent if there has been a  material
                           misrepresentation or breach of warranty in the representations and warranties of the Company set forth herein, or if there has been any material failure on the part of the Company to comply with its obligations hereunder which failure, if capable of cure, is not cured within thirty (30) days after the giving of written notice thereof to the Company by Parent;

                                    (v) by  the  Company  if  there  has  been a
                           material misrepresentation or breach of warranty in the representations and warranties of Parent set forth herein, or if there has been any material failure on the part of Parent to comply with its obligations hereunder which failure, if capa ble of cure, is not cured within thirty (30) days after the giving of written notice thereof to Parent by the Company; or

                                    (vi) by either  Parent or the Company if the
                           transactions contemplated by this Agreement have not been consummated by December 31, 1998, unless such failure of consummation is due to the failure of the terminating party to perform or observe any covenant, agreement or condition hereof to be performed or observed by it at or before the Closing Date.


                           (b) In the event of the termination of this Agreement
pursuant to Section 11.1(a) hereof, this Agreement, except for the provisions of
Section 11.2 of this Agreement, shall forthwith become void and have no effect, without any liability on the part of any party or its Affiliates, directors, officers or shareholders; provided, however, that nothing in this Section 11.1 or in Section 11.2 shall relieve any party to this Agreement of liability for breach of this Agreement (it being understood that termination pursuant to Section 11.1(a)(i), (ii) or (vi) other than as a result of a party's failure to perform or observe a covenant, agreement or condition shall not be deemed to be a breach of this Agreement).

                  11.2 EXPENSES. If the transactions contemplated by this Agreement are not consummated, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.
                                      -44-

                  11.3 ENTIRE AGREEMENT. This Agreement, the Disclosure Schedule and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement, the Disclosure Schedule and any certificate or schedule delivered pursuant hereto. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

                  11.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts together shall constitute only one original.

                  11.5 NOTICES. Any notices, requests, demands or other communications required or permitted hereunder shall be in writing and shall be
(i) hand delivered, (ii) sent by Federal Express, Express Mail or similar overnight delivery service, (iii) sent by certified or registered mail, return receipt requested or (iv) sent by telecopy, in any case addressed as follows (or to such other address as a party shall have designated by notice given to the other party pursuant hereto), and shall be deemed given (i) when delivered if hand delivered, (ii) the next business day after sent if given by Federal Express, Express Mail or other overnight delivery service, (iii) the date received if sent by certified or registered mail, return receipt requested or
(iv) the date transmitted if telecopied (such date to be confirmed by printed confirmation produced by the trans mitting telecopier which shall specify the date and time of such or transmission and that such transmission has been made without error):

                           (i)      If to the Company:

                                    Steiner-Atlantic Corp.
                                    290 N.E. 68 Street
                                    Miami, Florida 33138
                                    Attention: Michael S. Steiner, President
                                    Telecopier: (305) 751-4903

                           with a copy (which shall not constitute notice) to:

                                    Greenberg Traurig Hoffman
                                    Lipoff Rosen & Quentel, P.A.
                                    1221 Brickell Avenue
                                    Miami, Florida 33131
                                    Attention: Harold E. Berritt
                                    Telecopier:  (305) 579-0717

                           (ii)     if to any Agreement Shareholder:

                                    Steiner-Atlantic Corp.
                                    290 N.E. 68 Street
                                    Miami, Florida 33138
                                    Attention: Michael S. Steiner, President
                                    Telecopier: (305) 751-4903


                           with a copy (which shall not constitute notice) to:

                                    Greenberg Traurig Hoffman
                                    Lipoff Rosen & Quentel, P.A.
                                    1221 Brickell Avenue
                                    Miami, Florida 33131
                                    Attention: Harold E. Berritt
                                    Telecopier:  (305) 579-0717

                                   (iii) if to Parent:

                                    Metro-Tel Corp.
                                    250 South Milpitas Boulevard
                                    Milpitas, California 95033
                                    Attention: Venerando J. Indelicato
                                    Telecopier: (813) 814-0822

                           with a copy (which shall not constitute notice) to:

                                    Parker Chapin Flattau & Klimpl, LLP
                                    1211 Avenue of the Americas
                                    New York, New York  10036
                                    Attention: Lloyd Frank
                                    Telecopier: (212) 704-6288

                  11.6 SUCCESSORS AND ASSIGNS. This Agreement and the rights, interests and obligations hereunder shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  11.7 GOVERNING LAW. Except in instances where the laws of another jurisdiction mandatorily govern, this Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without regard to choice of law provisions.

                  11.8 WAIVER AND OTHER ACTION. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may be amended, modified or supplemented, either prior to or after approval of this

Agreement by shareholders of the Company, only by a written instrument executed by the party against which enforcement of the amendment, modification or supplement is sought.

                  11.9 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance; and, in lieu of such illegal, invalid, or unenforceable provision, there shall be added, automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  11.10 SECTION HEADINGS. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement.

                  11.12 CONSTRUCTION. All words used herein shall be construed to be of such gender or number as the circumstances require. Unless otherwise specifically noted, the words "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section, subsection, paragraph, clause or other subdivision of this Agreement. For purposes of determining when a corporate entity shall have "knowledge" of a particular fact or other matter, the knowledge of any person who is presently serving as a director or officer of such corporate entity shall be attributable to the corporate entity.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

METRO-TEL CORP.                             STEINER-ATLANTIC CORP.


By:  /S/ Venerando J. Indelicato            By: /S/ Michael S. Steiner
     ----------------------------               -----------------------
         Venerando J. Indelicato                    Michael S. Steiner
         President                                  President

METRO-TEL ACQUISITION CORP.
                                             /S/ William Steiner
                                                 ----------------------
                                                 William Steiner

By:   /S/ Venerando J. Indelicato            /S/ Michael S. Steiner
          -----------------------                ----------------------
          Venerando J. Indelicato                Michael S. Steiner
          President

                                                                      APPENDIX I

                               ARTICLES OF MERGER
                                       OF
                           METRO-TEL ACQUISITION CORP.
                                      INTO
                             STEINER-ATLANTIC CORP.


To the Secretary of State
State of Florida

Pursuant to the provisions of the Florida Business Corporation Act, the domestic corporations herein named do hereby adopt the following articles of merger.

                  (a) Annexed hereto and made a part hereof is the Amended and Restated Plan of Merger for merging Metro-Tel Acquisition Corp. with and into Steiner-Atlantic Corp. as approved and adopted by written consent of the sole shareholder of Metro-Tel Acquisition Corp. on , 1998, in accordance with the provisions of Section 607.0704 of the Florida Business Corporation Act, and approved and adopted at a meeting by the shareholders of Steiner-Atlantic Corp., on , 1998 pursuant to the provisions of Section 607.1103 of the Florida Business Corporation Act.

                  (b) Steiner-Atlantic Corp., will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Florida Business Corporation Act.

Executed on         , 1998

                                      METRO-TEL ACQUISITION CORP.


                                      By:
                                           Name:
                                           Title:

                                      STEINER-ATLANTIC CORP.

                                       By:
                                          Name:
                                          Title


                                      -A1-

         AMENDED AND RESTATED PLAN OF MERGER (the "Plan of Merger") adopted by Metro-Tel Acquisition Corp., a business corporation organized under the laws of the State of Florida, by resolution of its Board of Directors on _____ , 1998 and adopted by Steiner-Atlantic Corp., a business corporation organized under the laws of the State of Florida, by resolution of its Board of Directors on _____, 1998.

         1 The names of the corporations planning to merge are Metro-Tel Acquisition Corp., a business corporation organized under the laws of the State of Florida, and Steiner-Atlantic Corp., a business corporation organized under the laws of the State of Florida. The name of the surviving corporation into which Metro-Tel Acquisition Corp. plans to merge is Steiner-Atlantic Corp.

         2 Metro-Tel Acquisition Corp. and Steiner-Atlantic Corp. shall, pursuant to the provisions of the Florida Business Corporation Act, be merged with and into Steiner-Atlantic Corp., which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provision of the Florida Business Corporation Act. The separate existence of Metro-Tel Acquisition Corp., which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease at the effective time and date of the merger in accordance with the provisions of the Florida Business Corporation Act.

         3 The Articles of Incorporation, as amended to date, of the surviving corporation at the effective time and date of the merger shall be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until further amended and changed in the manner prescribed by the provisions of the Florida Business Cor poration Act.

         4 The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Florida Business Corporation Act.

         5 As of the effective time and date of the merger and without any action on the part of any holder thereof:

                  (i) Each share of common stock, $.001 par value, of Steiner-Atlantic Corp. ("Company Common Stock") issued and outstanding immediately prior to the effective time and date of the merger shall be converted into 13.90561 shares of common stock, $.025 par value, of Metro-Tel Corp. ("Parent Common Stock"), the sole shareholder of Metro-Tel Acquisition Corp.

                  (ii) Each share of Company Common Stock issued and held immediately prior to the effective time and date of the merger in the treasury of Steiner-Atlantic Corp. shall be canceled and retired without payment of any consideration therefor and shall cease to exist.


                                      -A2-

                  (iii) Each share of common stock, $.001 par value, of Metro-Tel Acquisition Corp., issued outstanding immediately prior to the effective time and date of the merger shall be converted into one share of common stock, $.001 par value, of the surviving corporation.

         6 The Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Florida Business Corporation Act.

         7 In the event that the Plan of Merger shall have been approved by the Board of Directors of Metro-Tel Corp., the shareholder of the non-surviving corporation entitled to vote thereon and by the shareholders entitled to vote of the surviving corporation entitled to vote thereon in the manner prescribed by the provisions of the Florida Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Florida, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

         8 The Board of Directors and the proper officers of the non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized and empowered to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                                      -A3-

                                                                       EXHIBIT B





                                                     August 12, 1998


The Board of Directors
Metro-Tel Corp.
250 South Milpitas Boulevard
Milpitas, California  95033

Gentlemen:

         You have requested our opinion from a financial point of view concerning the fairness of the transaction described below to the present stockholders of Metro-Tel Corp. (the "Company"). The Company and Steiner-Atlantic Corp. ("Steiner-Atlantic") have entered into an Agreement of Merger among Metro-Tel Corp., Metro-Tel Acquisition Corp., Steiner-Atlantic Corp., William Steiner and Michael Steiner (the "Agreement") pursuant to which a wholly owned direct subsidiary of the Company shall be merged with and into Steiner-Atlantic with Steiner-Atlantic being the surviving corporation. We understand that, pursuant to the Agreement, the Company will issue as consideration 4,720,954 shares of its common stock to the shareholders of Steiner-Atlantic, and incentive stock options to purchase up to 500,000 shares of its common stock at an exercise price of the greater of the fair market value per share on the closing date or $1.00 per share, to Steiner- Atlantic employees other than William and Michael Steiner.

         It is our understanding that on a fully diluted basis the Steiner-Atlantic shareholders will then own approximately sixty nine percent (69%) of the combined company, and the Metro-Tel shareholders will then own approximately thirty percent (30%) of the combined company.

         In connection  with this opinion,  we have made such reviews,  analysis
and  inquiries  as  we  have  deemed   necessary  and   appropriate   under  the
circumstances. Among other things we have:

         1. Reviewed certain publicly available financial statements and other business information relating to the Company;

         2.  Reviewed  certain  available  financial   statements  and  business
information concerning Steiner-Atlantic;

         3. Reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by management, including management's projections;

         4. Reviewed certain internal financial statements and other financial and operating data concerning Steiner-Atlantic prepared by management, including management's projections;

         5. Compared the financial performance of the Company and the prices and trading activity of the Company's common stock with that of certain other publicly-traded companies and their securities that we deemed to be relevant;

         6. Compared the financial performance of Steiner-Atlantic with that of certain publicly traded companies that we deemed to be relevant;

         7. Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

         8.   Participated  in  certain   discussions  and  negotiations   among
representatives of the Company and Steiner-Atlantic;

         9. Reviewed the price and trading volume history of the Company's common stock from December 1993 through the date of this opinion;

         10.  Reviewed the Agreement; and

         11. Conducted such other studies, analysis and inquiries as we deemed appropriate, including our assessment of general economic, market and monetary conditions.

         We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. We have assumed and relied upon the accuracy of the projections by the management of the Company and Steiner- Atlantic without assuming any responsibility for independent verification or calculation thereof. In connection with such estimates and with respect to the financial projections of the Company and Steiner-Atlantic, we have relied upon and assumed, without independent verification, that they have been reasonably prepared and reflect the best currently available data and judgments of management. We have not performed an appraisal of the physical assets of the Company or Steiner-Atlantic for the purposes of this opinion.

         We have acted as financial advisor to the Board of Directors of the Company in respect to the transaction outlined in the Agreement. We will receive a fee four our services, which is contingent upon closing the transaction pursuant to the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have in the past provided financial advisory services to the Company, and we have received a fee for rendering these services.

         We are not expressing any opinion herein as to the prices at which Metro-Tel shares will trade following the consummation of the Merger.

         This letter is prepared solely for the use of the Board of Directors of Metro-Tel Corp and does not constitute a recommendation to any shareholder of the Company or Steiner-Atlantic as to how such stockholder should vote on the proposed Merger.

         Slusser Associates, Inc. as a customary part of its investment banking business is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate and other purposes.

         Based upon the foregoing, and in reliance thereon, it is our opinion as investment bankers that the above described transaction is fair from a financial point of view to the present Metro-Tel Corp. shareholders as of the date of this letter.

                                               Very truly yours,

                                               Slusser Associates, Inc.


                                               By: /s/ Peter Slusser
                                                   -------------------------
                                                       Peter Slusser

                                                                       EXHIBIT C


                            FORM OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                        TO INCREASE THE AUTHORIZED SHARES
                              OF COMMON STOCK FROM
                         6,000,000 TO 15,000,000 SHARES



          The  first   paragraph  of  Article  Fourth  of  the   Certificate  of
Incorporation, which refers to the authorized shares of the corporation, is hereby amended to read as follows:

          "FOURTH. The total number of shares of capital stock which the Corporation is authorized to issue is 15,200,000 shares consisting of:

                  (1) 15,000,000 shares of Common Stock, having a par value of $.025 per share; and

                  (2) 200,000 shares of Preferred Stock having a par value of $1.00 per share..."

                                 METRO-TEL CORP.
|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       November ____, 1998

This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of Metro-Tel Corp. to be held on ____________, November ___, 1998 (including any adjournments or postponements thereof), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified below, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

1)   Approve and adopt the Merger Agreement                    For      Against   Abstain
                                                               |_|      |_|      |_|

2)   Amendment of Certificate of Incorporation to
      increase the number authorized shares of Common Stock    For      Against   Abstain
                                                               |_|      |_|      |_|

3)   Amendment of 1991 Stock Option Plan                       For      Against   Abstain
                                                               |_|      |_|      |_|

4)   Election of Directors:                                                      For All

                                                               For    Withhold   Except
                                                               |_|      |_|      |_|

     MICHAEL EPSTEIN, LLOYD FRANK,
     VENERANDO J. INDELICATO AND MICHAEL MICHAELSON.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

         Each properly executed proxy will be voted in accordance with the specifications made above. If no specifications are made, the shares represented by this proxy will be voted "FOR" all listed nominees.

         Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

         Stockholders who desire to have stock voted at the meeting are requested to fill in, date, sign and return this proxy. No postage is required if returned in the enclosed envelope and mailed in the United States.


                                                Date
                                                    ----------------------------
         Please be sure to sign and date
         this Proxy in the box below.
--------------------------------------------------------------------------------



    --------------------------------------------------------------------------
         Stockholder sign above                 Co-holder (if any) sign above
+------------------------------------------------------------------------------+
   Detach above card, sign, date and mail in postage paid envelope provided.

                                 METRO-TEL CORP.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY